CREDIT AGREEMENT
                           Dated as of March 31, 1997



                     WELLS FARGO BANK, National Association

                         ("Agent Bank, Lender and Bank")



                               WMCK VENTURE CORP.,
                             a Delaware corporation,
                      CENTURY CASINOS CRIPPLE CREEK, INC.,
                           a Colorado corporation and
                             WMCK ACQUISITION CORP.,
                             a Delaware corporation

                                  ("Borrowers")



                             CENTURY CASINOS, INC.,
                             a Delaware corporation

                                  ("Guarantor")


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                                TABLE OF CONTENTS


RECITALS.......................................................................1

ARTICLE I - DEFINITIONS........................................................2

    Section 1.01.  Definitions.................................................2

    Section 1.02.  Interpretation and Construction............................26

    Section 1.03.  Use of Defined Terms.......................................27

    Section 1.04.  Cross-References...........................................27

    Section 1.05.  Exhibits and Schedules.....................................28

ARTICLE II - AMOUNT, TERMS AND SECURITY OF THE CREDIT FACILITY................28

    Section 2.01.  The Credit Facility........................................28

    Section 2.02.  Use of Proceeds of the Credit Facility.....................29

    Section 2.03.  Notice of Borrowings.......................................30

    Section 2.04.  Conditions of Borrowings...................................31

    Section 2.05.  The Note, Interest Accrual and
                   Repayment..................................................31

    Section 2.06.  Place and Manner of Payment................................32

    Section 2.07.  Fees.......................................................33

    Section 2.08.  Late Charges and Default Rate..............................34

    Section 2.09.  Security for the Credit Facility...........................34

    Section 2.10.  Guaranty Agreement.........................................35

    Section 2.11.  Net Payments...............................................35

ARTICLE III - CONDITIONS PRECEDENT TO THE CLOSING DATE........................35

    A. Closing Conditions.....................................................35

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   Section 3.01.    Credit Agreement..........................................36

   Section 3.02.    The Note and Guaranty.....................................36

   Section 3.03.    Security Documentation....................................36

   Section 3.04.    Other Loan Documents......................................36

   Section 3.05. Articles of Incorporation, Bylaws, Corporate Resolution, Certificate of Good Standing and Closing
                    Certificate...............................................36

   Section 3.06.    Opinion of Counsel........................................37

   Section 3.07.    Title Insurance Policy....................................37

   Section 3.08.    Survey....................................................38

   Section 3.09.    Payment of Taxes..........................................38

   Section 3.10.    Insurance.................................................38

   Section 3.11.    Payment of Upfront Fees ..................................38

   Section 3.12.    Reimbursement for Expenses and
                    Fees......................................................38

   Section 3.13.    Schedule of Spaceleases and
                    Equipment Leases and Contracts............................39

   Section 3.14.    Phase I Environmental Site
                    Assessments...............................................39

   Section 3.15.    Leases....................................................39

   Section 3.16.    Payments in Full of Existing Real Estate Debt
                    and Existing Equipment Debt...............................39

   Section 3.17.    Schedule of all Significant
                    Litigation................................................39

   Section 3.18.    Acquisition of Title......................................40

   Section 3.19.    Financial Statements......................................40

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   Section 3.20.    No Injunction or Other Litigation.........................40

   Section 3.21.    Additional Documents and Statements.......................40

B. Conditions Precedent to all Borrowings.....................................40

   Section 3.22.    Notice of Borrowing.......................................40

   Section 3.23.    Certain Statements........................................40

   Section 3.24.    Gaming Permits............................................41

C. Conditions Precedent to Disbursement of Parking Lot Purchase Price.........41

   Section 3.25.    Legal Description and Deed of Trust.......................41

   Section 3.26.    Environmental Site Assessment.............................42

   Section 3.27.    Title Policy or Endorsement...............................42

ARTICLE IV - REPRESENTATIONS AND WARRANTIES

   Section 4.01.    Organization; Power and Authorization.....................42

   Section 4.02.    Authority; Compliance with other Agreements and
                    Instruments and Government Regulations....................43

   Section 4.03.    Litigation................................................43

   Section 4.04.    Agreements Legal, Binding, Valid and Enforceable..........44

   Section 4.05.    Information and Financial Data Accurate;
                    Financial Statements; No Adverse Change...................44

   Section 4.06.    Governmental Approvals....................................45

   Section 4.07.    Payment of Taxes..........................................45

   Section 4.08.    Title to Properties.......................................45

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    Section 4.09.    No Untrue Statements.....................................46

    Section 4.10.    Brokerage Commissions....................................46

    Section 4.11.    No Defaults..............................................46

    Section 4.12.    Employee Retirement Income Security Act of 1974..........47

    Section 4.13.    Subsidiaries.............................................47

    Section 4.14.    Utility Services.........................................47

    Section 4.15.    Policies of Insurance....................................47

    Section 4.16.    Spaceleases..............................................47

    Section 4.17.    Equipment Leases and Contracts...........................47

    Section 4.18.    Gaming Permits and Approvals.............................48

    Section 4.19.    Environmental Certificate................................48

    Section 4.20.    Compliance with Statutes, etc............................48

    Section 4.21.    Investment Company Act...................................48

    Section 4.22.    Public Utility Holding Company Act.......................48

    Section 4.23.    Labor Relations..........................................48

    Section 4.24.    Trademarks, Patents, Licenses, Franchises, Formulas
                     and Copyrights...........................................48

    Section 4.25.    Contingent Liabilities...................................49

ARTICLE V - GENERAL COVENANTS OF BORROWERS AND GUARANTOR......................49

A.  Affirmative Covenants.....................................................49

    Section 5.01.    FF&E.....................................................49

    Section 5.02.    Permits; Licenses and Legal Requirements.................50

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    Section 5.03.    Compliance with Payment  Subordination Agreement.........50

    Section 5.04.    Protection Against Lien Claims...........................50

    Section 5.05.    No Change in Character of Business.......................50

    Section 5.06.    Preservation and Maintenance of Properties
                     and Assets...............................................51

    Section 5.07.    Repair of Properties and Assets..........................51

    Section 5.08.    Financial Statements; Reports; Certificates
                     and Books and Records....................................52

    Section 5.09.    Insurance................................................54

    Section 5.10.    Taxes....................................................58

    Section 5.11.    Permitted Encumbrances Only..............................58

    Section 5.12.    Advances.................................................59

    Section 5.13.    Further Assurances.......................................59

    Section 5.14.    Indemnification..........................................60

    Section 5.15.    Compliance with other Loan
                     Documents................................................61

    Section 5.16.    Suits or Actions Affecting
                     Borrowers................................................61

    Section 5.17.    Maintenance of Designated Deposit
                     Account..................................................61

    Section 5.18.    Notice to Gaming Authorities
                     Board....................................................61

    Section 5.19.    Tradenames, Trademarks and
                     Servicemarks.............................................61

    Section 5.20.    Notice of Hazardous Materials............................62

    Section 5.21.    Compliance with Statutes, etc............................62

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     Section 5.22.    Compliance with Access Laws.............................63

     Section 5.23.    Compliance with Golden Horseshoe
                      Lease and Estoppel Certificate..........................64

     Section 5.24.    Updated Appraisal.......................................64

     Section 5.25.    Payment Restriction on BGP Note.........................64

ARTICLE VI - FINANCIAL COVENANTS..............................................64

     Section 6.01.    Minimum Annual EBITDA...................................65

     Section 6.02.    Capital Expenditures....................................65

     Section 6.03.    TFCC Ratio..............................................65

     Section 6.04.    Restriction on Transfer of Ownership....................65

     Section 6.05.    Total Indebtedness......................................65

     Section 6.06.    Contingent Liabilities..................................66

     Section 6.07.    Other Liens.............................................66

     Section 6.08.    Consolidation, Merger, Sale of Assets, etc..............66

     Section 6.09.    Investment Restrictions.................................67

     Section 6.10.    Ratio of Guarantor Funded Debt
                      to Borrower Consolidation EBITDA........................67

     Section 6.11.    ERISA...................................................67

     Section 6.12.    Margin Regulations......................................68

     Section 6.13.    No Subsidiaries.........................................68

     Section 6.14.    Transactions with Affiliates............................68

     Section 6.15.    Change in Accounting Principles.........................68

ARTICLE VII - EVENTS OF DEFAULT...............................................69

     Section 7.01.    Events of Default.......................................69

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     Section 7.02.    Default Remedies........................................72

     Section 7.03.    Application of Proceeds.................................73

     Section 7.04.    Notices.................................................74

     Section 7.05.    Agreement to Pay Attorney's Fees and
                      Expenses................................................74

     Section 7.06.    No Additional Waiver Implied by One
                      Waiver..................................................74

     Section 7.07.    Licensing of Agent Bank and
                      Lenders.................................................74

     Section 7.08.    Exercise of Rights Subject to
                      Applicable Law..........................................75

     Section 7.09.    Discontinuance of Proceedings...........................75

ARTICLE VIII - DAMAGE, DESTRUCTION AND CONDEMNATION...........................75

     Section 8.01.    No Abatement of Payments................................75

     Section 8.02.    Distribution of Capital Proceeds Upon Occurrence
                      of Fire, Other Perils or Condemnation...................75

ARTICLE IX - AGENCY PROVISIONS................................................78

    Section 9.01.      Appointment............................................78

    Section 9.02.      Nature of Duties.......................................78

    Section 9.03.      Disbursement of Borrowings.............................79

    Section 9.04.      Distribution and Apportionment of Payments.............80

    Section 9.05.      Rights, Exculpation, Etc...............................82

    Section 9.06.      Reliance...............................................83

    Section 9.07.      Indemnification........................................83

    Section 9.08.      Agent Individually.....................................84

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    Section 9.09.       Successor Agent Bank; Resignation of Agent Bank;
                        Removal of Agent Bank.................................84

    Section 9.10.       Consent and Approvals.................................85

    Section 9.11.       Agency Provisions Relating to Collateral..............88

    Section 9.12.       Lender Actions Against Collateral.....................91

    Section 9.13.       Ratable Sharing.......................................91

    Section 9.14.       Delivery of Documents.................................92

    Section 9.15.       Notice of Events of Default...........................92

ARTICLE X - GENERAL TERMS AND CONDITIONS......................................92

    Section 10.01.      Amendments and Waivers................................93

    Section 10.02.      Failure to Exercise Rights............................94

    Section 10.03.      Notices and Delivery..................................94

    Section 10.04.      Modification in Writing...............................95

    Section 10.05.      Other Agreements......................................95

    Section 10.06.      Counterparts..........................................95

    Section 10.07.      Rights, Powers and Remedies are Cumulative............95

    Section 10.08.      Continuing Representations............................96

    Section 10.09.      Successors and Assigns................................96

    Section 10.10.      Assignment of Loan Documents by
                        by Borrowers or Syndication Interests
                        by Lenders............................................96

    Section 10.11.      Action by Lenders.....................................98

    Section 10.12.      Time of Essence.......................................98

    Section 10.13.      Choice of Law and Forum...............................98

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    Section 10.14.       Arbitration .........................................99

    Section 10.15.       Waiver of Jury Trial................................100

    Section 10.16.       Scope of Approval and Review........................100

    Section 10.17.       Severability of Provisions..........................100

    Section 10.18.       Cumulative Nature of Covenants......................100

    Section 10.19.       Costs to Prevailing Party...........................100

    Section 10.20.       Expenses............................................101

    Section 10.21.       Setoff..............................................102

    Section 10.22.       Schedules Attached..................................102

    Schedule 2.01(a) -   Schedule of Lenders' Proportions in Credit Facility

    Schedule 2.01(c) -   Aggregate Commitment Reduction Schedule

    Schedule 3.16(a) -   Schedule of Existing Real Estate Debt

    Schedule 3.16(b) -   Schedule of Existing Equipment Debt

    Schedule 3.17 -      Schedule of Significant Litigation

    Schedule 4.16 -      Schedules of Spaceleases

    Schedule 4.17 -      Schedules of Equipment Leases and Contracts

    Schedule 4.25 -      Schedule of Contingent Liabilities

    Section 10.23 -      Exhibits Attached...................................103

    Exhibit A     -     Note - Form

    Exhibit B     -     Guaranty - Form

    Exhibit C     -     Notice of Borrowing - Form

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     Exhibit D    -     Authorized Officer's Certificate - Form

     Exhibit E    -     Closing Certificate - Form

     Exhibit F    -     Compliance Certificate - Form

     Exhibit G    -     Legal Opinion - Form

     Exhibit H    -     Assignment and Assumption Agreement - Form

     Exhibit I    -     Payment Subordination Agreement - Form

     Exhibit J    -     Title Report

                                CREDIT AGREEMENT


     THIS CREDIT AGREEMENT ("Credit Agreement") is made and entered into as of the 31st day of March, 1997, by and among WMCK VENTURE CORP., a Delaware corporation ("WMCKVC"), CENTURY CASINOS CRIPPLE CREEK, INC., a Colorado corporation ("CCCC") and WMCK ACQUISITION CORP., a Delaware corporation ("WMCKAC" and together with WMCKVC and CCCC, collectively the "Borrowers"), CENTURY CASINOS, INC., a Delaware corporation (the "Guarantor"), each of the Lenders, as hereinafter defined, and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders (herein in such capacity, called the "Agent Bank" and, together with the Lenders, collectively referred to as the "Banks").

                                    RECITALS:

     WHEREAS:

     A. In this Credit Agreement all capitalized words and terms shall have the respective meanings and be construed herein as hereinafter provided in Section
1.01 of this Credit Agreement and shall be deemed to incorporate such words and terms as a part hereof in the same manner and with the same effect as if the same were fully set forth.

     B. WMCKVC is a wholly owned Subsidiary of Guarantor. WMCKAC and CCCC are each wholly owned Subsidiaries of WMCKVC. Borrowers desire to establish a reducing revolving line of credit for the purpose of: (i) refinancing the Existing Real Estate Debt and the Existing Equipment Debt, (ii) financing the costs of acquisition of the Legends Property, the Diamond Lil's Property and the Parking Lot Property, and (iii) providing working capital and financing for general corporate purposes.

     C. Banks are willing to establish the Credit Facility in the principal amount of Thirteen Million Dollars ($13,000,000.00), for the uses and purposes hereinafter set forth in Section 2.02 and on the terms and subject to the conditions, covenants and understandings hereinafter set forth and contained in each of the Loan Documents.

     NOW, THEREFORE, in consideration of the foregoing, and other valuable considerations as hereinafter described, the parties hereto do promise, covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions. For the purposes of this Credit Agreement, each of the following terms shall have the meaning specified with respect thereto, unless a different meaning clearly appears from the context:

     "Access Laws" shall have the meaning ascribed to such term in Section 5.22(a).

     "Affiliate(s)" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to:

     (a) vote ten percent (10%) or more of the equity securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

     (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent Bank" shall mean WFB in its capacity as administrative and collateral agent for Lenders.

     "Aggregate Commitment" shall mean reference to the aggregate amount committed by Lenders for advance to or on behalf of Borrowers as Borrowings under the Credit Facility in the initial principal amount of Thirteen Million Dollars ($13,000,000.00), as reduced on each Reduction Date by the Scheduled Reductions to the Maximum Scheduled Balance, and further subject to the additional reductions and/or limitations for advance as set forth or incorporated in the definition of Maximum Permitted Balance.

     "Aggregate Commitment Reduction Schedule" shall mean the Aggregate Commitment Reduction Schedule marked Schedule 2.01(c) affixed hereto and by this reference incorporated herein and made a part hereof, setting forth the Scheduled Reductions and Maximum Scheduled Balance as of each Reduction Date under the Credit Facility.

     "Assignment and Assumption Agreement" shall mean the document evidencing an assignment of a Syndication Interest by any Lender to an Eligible Assignee in the form of the Assignment, Assumption and Consent Agreement marked "Exhibit H", affixed hereto and by this reference incorporated herein and made a part hereof.

     "Assignment of Permits, Licenses and Contracts" shall mean the assignment duly executed by Borrowers as of the Closing Date, pursuant to which Borrowers assign to Agent Bank on behalf of Lenders, as additional security for the Credit Facility, all of their right, title and interest in and to all permits, licenses and contracts relating to the Casino Facilities, except those gaming permits and licenses and other permits, licenses and contracts which are unassignable, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

     "Assignment of Spaceleases, Contracts, Rents and Revenues" shall mean the assignment duly executed by Borrowers as of the Closing Date, whereby Borrowers assign to Agent Bank on behalf of Lenders, as additional security for the Credit Facility all Spaceleases and Equipment Leases and Contracts relating to the Casino Facilities, including, without limitation, all rents, issues, profits, revenues and income from the Casino Facilities and any other business activity conducted on the Casino Facilities, together with any and all future expansions thereof, related thereto or used in connection therewith, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

     "Assignments"  shall  mean  collective   reference  to  the  Assignment  of
Spaceleases, Contracts, Rents and Revenues and Assignment of Permits, Licenses and Contracts.

     "Authorized  Officer  Certificate"  shall  have the  meaning  set  forth in
Section 3.05(iv).

     "Authorized Officer(s)" shall mean, relative to the Borrowers, those of the respective officers whose signatures and incumbency shall have been certified to Agent Bank and the Banks as required in Section 3.05(iv) of the Credit Agreement with the authority and responsibility to deliver Notices of Borrowing, Compliance Certificates and all other requests, notices, reports, consents, certifications and authorizations on behalf of Borrowers.

     "Available Borrowings" shall mean, at any time, and from time to time, the aggregate amount available to Borrowers for a Borrowing not exceeding the amount of the Maximum Availability, as of each date of determination.

     "BGP Note" shall mean that certain Promissory Note dated May 30, 1996, in the principal amount of Five Hundred Thousand Dollars ($500,000.00) made by WMCKVC, payable to the order of Banque de Gestion Privee, a company incorporated in Switzerland.

     "Banking Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of California and/or Nevada, or is a day on which banking institutions located in California and/or Nevada are required or authorized by law or other governmental action to close.

     "Bankruptcy Code" shall mean the United States Bankruptcy Code, as amended, 11 U.S.C. Section 101, et seq.

     "Banks" shall have the meaning set forth in the Preamble to this Credit Agreement.

     "Borrower Consolidation" means reference to the Borrowers on a consolidated basis, without regard to the Guarantor or any other Subsidiary or Affiliate of Guarantor.

     "Borrowers" shall have the meaning ascribed to such term in the Preamble to this Credit Agreement.

     "Borrowing(s)" shall mean such amounts as Borrowers may request from Agent Bank from time to time to be advanced under the Credit Facility as Closing Disbursements or by Notice of Borrowing during the Revolving Credit Period in the manner provided in Section 2.03.

     "CCCC" shall have the meaning set forth in the Preamble to this Credit Agreement.

     "Capital Expenditures" shall mean, for any period, without duplication, the aggregate of all expenditures (whether paid in cash or accrued as liabilities during that period and including Capitalized Lease Liabilities) by the Borrowers during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant or equipment or similar fixed or capital asset accounts reflected in the balance sheet of the Borrowers (including equipment which is purchased simultaneously with the trade-in of existing equipment owned by Borrowers to the extent of (a) the gross amount of such purchase price less (b) the cash proceeds of trade-in credit of the equipment being traded in at such time), but excluding capital expenditures made in connection with the replacement or restoration of assets, to the extent reimbursed or refinanced from insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored, or from awards of compensation arising from the taking by condemnation of or the exercise of the power of eminent domain with respect to such assets being replaced or restored.

     "Capital Proceeds" shall mean the net proceeds (after deducting all reasonable expenses incurred in connection therewith) available to Borrowers from: (i) partial or total condemnation or destruction of any part of the Collateral, (ii) sales of easements, rights of way or similar interests in any portion of the Real Property, (iii) insurance proceeds (other than rent insurance and business interruption insurance) received in connection with damage to or destruction of any part of the Collateral, (iv) the sale or other disposition of any portion of the Collateral in accordance with the provisions of this Credit Agreement (not including, however, any proceeds received by Borrowers from a sale of FF&E if such FF&E is replaced by items of equivalent value and utility, in each case such exclusion to apply only during any period in which no Event of Default has occurred and is continuing), and (v) any other extraordinary receipt of proceeds not in the ordinary course of business and treated, for accounting purposes, as capital in nature.

     "Capitalized Lease Liabilities" means all monetary obligations of Borrowers under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Credit Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Cash" shall mean, when used in connection with any Person, all monetary and non-monetary items owned by that Person that are treated as cash in accordance with GAAP.

     "Casino Facilities" shall mean collective reference to the Real Property, the casino businesses and related activities conducted by Borrowers in and on the Real Property under the name and style of "Legends", "Diamond Lil's", the "Golden Horseshoe" and "Womack's" and all improvements now or hereafter situate thereon, together with any other real property, personal property or interests therein which are used by Borrowers as a part of the operation of the casino businesses conducted by Borrowers on the Real Property.

     "Closing  Certificate"  shall  have the  meaning  ascribed  to such term in
Section 3.05(v).

     "Closing Date" shall mean the date upon which: (i) each condition precedent required under Article IIIA of this Credit Agreement has been satisfied or waived and (ii) the Security Documentation has been filed and/or recorded in accordance with and in the manner required by the Depository Closing Instructions, or such other date as to which Agent Bank and Borrowers agree in writing.

     "Closing  Disbursements"  shall  have the  meaning  set  forth  in  Section
2.02(a).

     "Collateral" shall mean collective reference to all of Borrowers' right, title and interest in and to: (i) all of the Real Property and the personal property, FF&E, contract rights, leases, stock, intangibles and other interests of the Borrowers which are subject to the liens, pledges and security interests created by the Security Documentation; (ii) all rights of the Borrowers assigned and/or pledged as additional security pursuant to the terms of the Loan Documents and Security Documentation; and (iii) any and all other property and/or intangible rights, interest or benefits inuring to or in favor of the Borrowers which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Banks or Agent Bank on behalf of Lenders to secure payment of the Credit Facility.

     "Commitment Letter" shall mean the letter dated February 26, 1997, from WFB to Borrowers and accepted by Borrowers on February 27, 1997, together with all attachments and exhibits thereto, setting forth the terms and conditions upon which WFB committed to establish the Credit Facility in favor of Borrowers, as may be amended from time to time by written instrument executed by WFB and Borrowers.

     "Compliance Certificate" shall mean the compliance certificates referred to in Section 5.08, a form for which is set forth on "Exhibit F", affixed hereto and by this reference incorporated herein and made a part hereof.

     "Contingent Liability(ies)" shall mean, as to any Person, any obligation of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness, leases or dividends ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (d) to make payment in respect of any net liability arising in connection with any Interest Rate Hedges, foreign currency exchange agreement, commodity hedging agreement or any similar agreement or arrangement in any such case if the purpose or intent of such agreement is to provide assurance that such primary obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such primary obligation will be protected (in whole or in part) against loss in respect thereof or (e) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Liability shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Liability shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Liability is made or, if not stated or determinable, the reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "Contractual Obligation" means, as to any Person, any provision of any outstanding securities issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its assets is bound.

     "Credit Agreement" shall mean this Credit Agreement executed by and among Borrowers, Guarantor and Banks setting forth the terms and conditions of the Credit Facility as it may be amended, modified, extended, renewed or restated from time to time.

     "Credit Facility" shall mean the agreement of Lenders to fund the Closing Disbursements on the Closing Date and other Borrowings during the Revolving Credit Period, subject to the terms and conditions set forth in this Credit Agreement and the Note, up to the Maximum Permitted Balance as reduced from time to time in accordance with the terms of this Credit Agreement and the Note.

     "Credit Facility Termination" shall mean indefeasible payment in full of all sums owing under the Note and each of the other Loan Documents and the irrevocable termination of the obligation of Banks to advance Borrowings.

     "Deed of Trust" shall mean the Leasehold and Fee Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents to be executed, as of the Closing Date, by Borrowers, as trustor and debtor, to the Public Trustee of Teller County, Colorado, as trustee, in favor of Agent Bank on behalf of Lenders, as beneficiary, for the purposes of providing a security for the Credit Facility encumbering the Collateral more particularly therein described as a first mortgage lien, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

     "Default" shall mean the occurrence or non-occurrence, as the case may be, of any event that with the giving of notice or passage of time, or both, would become an Event of Default, pursuant to Article VII.

     "Default Notice Recording" shall mean either:

     (i) the filing with the Public Trustee of Teller County, Colorado, of a Notice of Election and Demand for Sale pursuant to Colorado Revised Statutes,
Section 38-38-101, or any applicable successor statute, by Agent Bank as beneficiary under the Deed of Trust, or

     (ii) the commencement of a judicial foreclosure action in an appropriate court in and for the County of Teller, Colorado, pursuant to which Lenders or Agent Bank on behalf of Lenders seek judicial foreclosure of the Deed of Trust.

     "Default Rate" shall have the meaning set forth in Section 2.08(b).

     "Defaulting Lender" means any Lender which fails or refuses to perform its obligations under this Credit Agreement within the time period specified for performance of such obligation or, if no time frame is specified, if such failure or refusal continues for a period of five (5) Banking Business Days after notice from Agent Bank.

     "Depository Closing Instructions" shall mean the Depository Closing Instructions to be given by Agent Bank to Title Insurance Company at or prior to the Closing Date setting forth the requirements for the issuance of the Title Insurance Policy and other conditions for the closing of the Credit Facility, as it may be amended or modified prior to the Closing Date to the reasonable satisfaction of Agent Bank, Requisite Lenders and the Borrowers.

     "Designated Deposit Account" shall mean a deposit account to be maintained by Borrowers, as from time to time designated in writing to Agent Bank by an Authorized Officer.

     "Diamond Lil's Property" shall mean that certain real property described as parcel 3 on the Title Report.

     "Dispute" shall have the meaning set forth in Section 10.14(a).

     "Distributions" shall mean and collectively refer to any and all cash dividends, loans, payments (including principal payments made on Subordinated
Debt), advances or other distributions (other than the Closing Disbursement set forth in Section 2.02(a)(iii)), fees or compensation of any kind or character whatsoever made by Borrowers to any Person which is not a member of the Borrower Consolidation, but shall not include consideration paid for tangible and intangible assets in an arms length exchange for fair market value, trade payments made and other payments for liabilities incurred in the ordinary course of business or compensation and fees to officers, directors, members, managers and employees of Borrowers, all in the ordinary course of business.

     "Documents" shall have the meaning set forth in Section 10.14(a).

     "Dollars" and "$" means the lawful money of the United States of America.

     "EBITDA" shall mean with reference to any Person, for any Fiscal Period under review, the sum of (i) Net Income for that period, plus (ii) Interest Expense (accrued and capitalized) for that period, plus (iii) the aggregate amount of federal and state taxes on or measured by income for that period
(whether  or  not  payable   during  that  period),   plus  (iv)   depreciation,
amortization and all other non-cash expenses for that period, in each case determined in accordance with GAAP and, in the case of items (ii), (iii) and
(iv), only to the extent deducted in the determination of Net Income for that period.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Eligible Assignee" means (a) another Lender, (b) with respect to any Lender, any Affiliate of that Lender, (c) any commercial bank, savings and loan association or savings bank that is organized under the Laws of the United States of America, any State thereof or the District of Columbia, or (d) any commercial bank that is organized under the Laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country, provided that (A) such bank is acting through a branch or agency located in the United States of America and (B) such bank is otherwise exempt from withholding of tax on interest and delivers Form 1001 or Form 4224 at the time of any assignment, and (e) with respect to such commercial bank or financial institution as described in (a) through (d) above, no finding of unsuitability has been made or determined by any Gaming Authority.

     "Eligible Subparticipant" shall mean any Person which is a bank, savings and loan association or other financial or lending institution which has not been found unsuitable as a lender by the Gaming Authorities.

     "Environmental Certificate" shall mean the Certificate and Indemnification Regarding Hazardous Substances to be executed by Borrowers and Guarantor on or before the Closing Date and delivered to Agent Bank as a further inducement to the Banks to establish the Credit Facility, as may be amended, modified, extended, renewed or restated from time to time.

     "Equipment Leases and Contracts" shall mean the executed leases and purchase contracts pertaining to FF&E wherein Borrowers are the lessee or vendee, as the case may be, as set forth on that certain Schedule of Equipment Leases and Contracts designated as Schedule 4.17, affixed hereto and by this reference incorporated herein and made a part hereof.

     "Event of  Default"  shall  mean any event of default as defined in Section
7.01 hereof.

     "Existing Equipment Debt" shall mean the indebtedness owing by Borrowers for various items of equipment as shown on the Schedule of Existing Equipment Debt marked "Schedule 3.16(b)", affixed hereto and by this reference incorporated herein and made a part hereof.

     "Existing Equipment Security Documents" shall mean collective reference to all security agreements, deeds of trust, mortgages, financing statements, assignments and other instruments securing repayment of all or any portion of the Existing Equipment Debt.

     "Existing Real Estate Debt" shall mean the indebtedness listed on the Schedule of Existing Real Estate Debt, a copy of which is marked "Schedule 3.16(a)", affixed hereto and by this reference incorporated herein and made a part hereof.

     "Existing Real Estate Security Documents" shall mean collective reference to all deeds of trust, mortgages, assignments and other security instruments securing repayment of all or any portion of the Existing Real Estate Debt.

     "FF&E" shall mean collective reference to any and all furnishings, fixtures and equipment, including, without limitation, all Gaming Devices and associated equipment, which have been installed or are to be installed and used in connection with the operation of the Casino Facilities and in connection with any other business operation conducted on the Real Property and those items of furniture, fixtures and equipment which have been purchased or leased or are hereafter purchased or leased by Borrowers in connection with the Casino Facilities and in connection with any other business operation conducted on the Real Property.

     "FIRREA" shall mean the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to:

     a. the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Banking Business Day, for the next preceding Banking Business Day) by the Federal Reserve Bank of New York; or

     b. if such rate is not so published for any day which is a Banking Business Day, the average of the quotations for such day on such transactions received by the Agent Bank from three (3) federal funds brokers of recognized standing selected by it.

     "Financial   Covenant"  shall  mean  individual  reference  and  "Financial
Covenants" shall mean collective reference to the Financial Covenants set forth in Article VI of the Credit Agreement.

     "Financing Statements" shall mean the Uniform Commercial Code Financing Statements required to be filed with (i) the Office of the Secretary of State of Colorado, (ii) the Office of the Recorder of Teller County, Colorado, and (iii) with the Secretary of State of the State in which Borrowers' chief executive office is located, in order to perfect the security interest granted to Agent Bank under the Deed of Trust and other Security Documentation in accordance with the requirements of the Uniform Commercial Code.

     "Fiscal Quarter" shall mean the consecutive three (3) month periods during each Fiscal Year beginning on January 1, April 1, July 1 and October 1, and ending on December 31, March 31, June 30 and September 30, respectively.

     "Fiscal Year" shall mean the fiscal year period beginning January 1 of each calendar year and ending on the following December 31.

     "Fiscal Year End" shall mean December 31 of each calendar year.

     "Funded Debt" shall mean for any period the daily average during the last month of such period of both the long-term and current portions (without duplication) of all interest bearing Indebtedness and Capitalized Lease Liabilities, plus the amount of all Contingent Liabilities (other than the Guaranty) as of the last day of such period.

     "Funded Outstandings" shall mean the unpaid principal amount outstanding on the Credit Facility as of any given date of determination.

     "Funding Date" shall mean each date upon which Lenders fund Borrowings requested by Borrowers in accordance with the provisions of Section 2.03.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "Gaming Authorities" means collective reference to the Division of Gaming of the Colorado Department of Revenue, the Colorado Limited Gaming Control Commission and each other agency or other political subdivision which has jurisdiction over the gaming activities of Borrowers at the Casino Facilities.

     "Gaming   Devices"  shall  mean  slot  machines  and  other  devices  which constitute gaming devices and related equipment as defined by the Gaming Authorities and Gaming Laws.

     "Gaming Laws" shall mean the Colorado Limited Gaming Act and the regulations relating thereto and all other rules, regulations, statutes and ordinances having authority or with which compliance is required for the conduct of gambling, gaming and casino activities at the Casino Facilities.

     "Gaming Permits" shall mean collective reference to every license, permit or other authorization required to own, operate and otherwise conduct gambling, gaming and casino activities at the Casino Facilities, including, without limitation, all licenses granted by the Gaming Authorities and all other applicable Governmental Authorities.

     "Golden Horseshoe Lease" shall mean collective  reference to the following:
(i) that certain "Agreement" which is executed by Harold William Large ("Large"), and by Teller Realty, Inc., a Colorado corporation ("Teller") under date of August 31, 1994 pursuant to which, among other things, Large leased the Horseshoe Property to Teller and granted Teller an option to purchase the

Horseshoe Property ( the "Master Lease"); (ii) that certain "Agreement" as amended by that certain "Addendum to Agreement" and by that certain "Second Addendum", all of which are executed by Teller and by Gold Creek Associates, L.P. ("Gold Creek") under date of May 1, 1995 pursuant to which, among other things, Teller subleased the Horseshoe Property to Gold Creek and granted Gold Creek a suboption to purchase the Horseshoe Property record notice of which is recorded in the office of the Clerk and Recorder of Teller County, Colorado on December 1, 1995 at Reception No. 440946 (collectively, the "Sublease"); and
(iii) that certain "Four Party Agreement, Assignment and Assumption of Lease, Consent to Assignment of Lease, Confirmation of Option Agreement and Estoppel Statements" executed by Large, Teller, Gold Creek and WMCKAC under date of July 1, 1996 and recorded in the office of the Clerk and Recorder of Teller County, Colorado on July 3, 1996 at Reception No. 449555 pursuant to which, among other things: (aa) Gold Creek assigned all of its right, title and interest in the Sublease to WMCKAC; (bb) Large and Teller consented to such Assignment; and (cc) Large and Teller granted certain assurances to WMCKAC regarding the continued effectiveness of the Lease and Sublease; all as such agreements may hereafter be extended, renewed, amended, restated or otherwise modified.

     "Golden Horseshoe Lease Estoppel Certificate" shall mean an estoppel certificate duly executed by Harold William Large, as lessor under the Golden Horseshoe Lease, Teller Realty, Inc., as sublessor under the Golden Horseshoe Lease, and/or WMCKAC, as sublessee under the Golden Horseshoe Lease (as Agent Bank shall require) wherein such party(ies) certify(ies) and represent(s) to Agent Bank on behalf of Lenders that: (a) the Golden Horseshoe Lease represents the entire agreement between the parties thereto with respect to the Golden Horseshoe Property; (b) the Golden Horseshoe Lease has not bee modified, supplemented or amended except as described herein; (c) to the best knowledge of such party(ies), there are no defaults presently existing or continuing under any of the provisions of the Golden Horseshoe Lease; (d) other provisions regarding Agent Bank's entitlement to notice of, and right to cure, such defaults under the Golden Horseshoe Lease, as Agent Bank shall require; and (e) such other provisions as may be required by Agent Bank.

     "Golden Horseshoe Property" shall mean that certain real property described as parcel 4 on the Title Report.

     "Government Securities" means readily marketable (a) direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

     "Governmental Authority" or "Governmental Authorities" shall mean any federal, state, regional, county or municipal governmental agency, board, commission, officer or official whose consent or approval is required or whose regulations must be followed as a prerequisite to (i) the continued operation and occupancy of the Real Property and the Casino Facilities or (ii) the performance of any act or obligation or the observance of any agreement, provision or condition of whatever nature herein contained.

     "Guarantor" shall mean Century Casinos, Inc., a Delaware corporation.

     "Guaranty" shall mean the General Continuing Guaranty to be executed by Guarantor in favor of Agent Bank on behalf of Lenders, a copy of the form of which is marked "Exhibit B", affixed hereto and by this reference incorporated herein and made a part hereof, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

     "Hazardous Materials Claims" shall have the meaning set forth in Section 5.20.

     "Hazardous  Materials  Laws"  shall have the  meaning  set forth in Section
5.20.

     "Indebtedness" shall mean, as to any Person, without duplication, (a) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money, (b) the deferred purchase price of property or services (other than accrued expenses, tax liability, deferred taxes, and trade accounts payable less than ninety (90) days past due and other accrued or deferred liabilities incurred in the ordinary course of business) which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (c) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (d) all obligations under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all liabilities of the type described in clauses
(a) through (d) or (f) of this definition secured by (or for which the holder of any such liability has an existing right, contingent or otherwise, to be secured
by) any lien or encumbrance on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (f) all Capitalized Lease Liabilities of such Person, and (g) all Contingent Liabilities of such Person in respect of any indebtedness, obligations or liabilities of any other Person of the type referred to in clauses (a)-(f) of this definition.

     "Indemnified Party" and "Indemnified Parties" shall have the meaning ascribed to such terms in Section 5.14.

     "Interest Expense" shall mean with respect to any Person, as of the last day of any fiscal period under review, the sum of (i) all interest, fees, charges and related expenses paid or payable (without duplication) for that fiscal period by such Person to a lender in connection with borrowed money (including any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered "interest expense" under GAAP, plus (ii) the portion of the up front costs and expenses for Interest Rate Hedges (to the extent not included in (i)) fairly allocated to such interest rate hedges as expenses for such period, plus (iii) the portions of Capital Lease Liabilities that should be treated as interest in accordance with GAAP.

     "Interest Rate Hedge" shall mean collective reference to any one or more interest rate swap agreements, interest rate cap agreements, basis swaps, forward rate agreements and interest collar or floor agreements and all other interest rate protection products or arrangements designed to protect against fluctuations in interest rates or currency exchange rates for the purpose of hedging the interest rates on the Credit Facility.

     "Investment" shall mean, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested without adjustment for subsequent increases or decreases in the value of such Investment.

             "Laws" means, collectively, all international, foreign, federal, state and local statutes, maritime laws, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

     "Legends Property" shall mean that certain real property described as parcel 1 on the Title Report.

     "Lender Reply Period" shall have the meaning set forth in Section 9.10(d).

     "Lenders" means WFB and any other bank, finance company, insurance or other financial institution which is or becomes a party to this Credit Agreement by execution of a counterpart signature page hereto or by execution of an Assignment and Assumption Agreement, as assignee. At all times that there are no Lenders other than WFB, the terms "Lender" and "Lenders" means WFB in its individual capacity. With respect to matters requiring the consent to or approval of all Lenders at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and, for voting purposes only, "all Lenders" shall be deemed to mean "all Lenders other than Defaulting Lenders".

     "Liabilities and Costs" means all claims, judgments, liabilities, obligations, responsibilities, losses, damages (including lost profits), punitive or treble damages, costs, disbursements and expenses (including, without limitation, reasonable attorneys', experts' and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future.

     "Loan Documents" shall mean the collective reference to this Credit Agreement, the Note, the Security Documentation, the Upfront Fee Side Letter, Guaranty, Environmental Certificate and all other instruments and agreements required to be executed by or on behalf of Borrowers, Guarantor, or any other Person in connection with the Credit Facility for the benefit of Banks or Agent Bank on behalf of the Lenders, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

     "MWCI" shall mean MWCI Management, a Nevada corporation.

     "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

     "Material Adverse Change" shall mean any change which is material and adverse to the Collateral or the condition (financial or otherwise) or business operations of the Borrowers taken as a whole or the ability of Borrowers taken as a whole to perform their obligations under the Loan Documents or the ability of any of the Lenders to enforce any of their rights or remedies under any of the Loan Documents.

     "Material  Adverse Effect" means any set of  circumstances  or events which
(a) has or would reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or would reasonably be expected to result in a Material Adverse Change, (c) materially impairs or would reasonably be expected to materially impair the ability of the Borrowers to perform its obligations under the Credit Agreement or any other Loan Document, or (d) materially impairs or would reasonably be expected to materially impair the ability of the Agent Bank, Banks, or any of them, to enforce their legal remedies pursuant to the Loan Documents.

     "Maturity Date" shall mean April 1, 2001.

     "Maximum Availability" shall mean the Maximum Permitted Balance less the Funded Outstandings.

     "Maximum Permitted Balance" shall mean the maximum amount of principal which may be outstanding on the Credit Facility from time to time which shall be the lesser of: (a) the Maximum Scheduled Balance, or (b) the amount to which the Maximum Scheduled Balance is voluntarily reduced by Borrower pursuant to Section 2.01(c) or is otherwise reduced or limited pursuant to Sections 5.01, 5.12 or
8.02 or by Scheduled Reductions.

     "Maximum Scheduled Balance" shall mean the maximum amount of scheduled principal which may be outstanding on the Credit Facility from time to time in the amount of the Aggregate Commitment as of the Closing Date, as reduced from time to time by the Scheduled Reductions as set forth on the Aggregate Commitment Reduction Schedule.

     "Net Income" shall mean with respect to any Person for any fiscal period, the net income of such Person during such fiscal period determined in accordance with GAAP, consistently applied.

     "Non-Financed Capital Expenditures" shall mean Capital Expenditures which are paid by any member of the Borrower Consolidation from assets of the Borrower Consolidation and not from the Credit Facility or through any other loan, credit agreement, lease or financing from any source.

     "Non-Pro Rata Borrowing" means a Borrowing with respect to which fewer than all Lenders have funded their respective Pro Rata Shares of such Borrowing and the failure of the non-funding Lender or Lenders to fund its or their respective Pro Rata Shares of such Borrowing constitutes a breach of this Credit Agreement.

     "Nonusage Fee" shall have the meaning ascribed to such term in Section 2.07(b) of this Credit Agreement.

     "Note" shall mean the Revolving Credit Note, a copy of which is marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof, to be executed by Borrowers on the Closing Date, payable to the order of Agent Bank on behalf of the Lenders, evidencing the Credit Facility, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

     "Notice of Borrowing" shall have the meaning set forth in Section 2.03.

     "Obligations" means, from time to time, all Indebtedness of Borrowers owing to Agent Bank, any Lender or any Person entitled to indemnification pursuant to
Section 5.14, or any of their respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with this Credit Agreement or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, reasonable attorneys' fees and disbursements, reasonable fees and disbursements of expert witnesses and other consultants, and any other sum now or hereinafter chargeable to Borrowers under or in connection with Credit Agreement or any other Loan Document. Notwithstanding the foregoing definition of "Obligations", Borrowers' obligations under any environmental indemnity agreement constituting a Loan Document, or any environmental representation, warranty, covenant, indemnity or similar provision in this Credit Agreement or any other Loan Document, shall be secured by the Collateral only to the extent, if any, specifically provided in the Security Documentation.

     "Parking Lot Lease" shall mean collective reference to that certain Lease and that certain Option Agreement each dated March 1, 1997 and executed by and between MWCI, as landlord/seller, and WMCKVC, as tenant/purchaser, under the terms of which WMCKVC leases the Parking Lot Property from MWCI for an initial term of six (6) months, subject to an automatic renewal for an additional six
(6) month period, and MWCI grants unto WMCKVC an option to purchase the Parking Lot Property at any time during the lease term for the Parking Lot Purchase Price.

     "Parking Lot Property" shall mean that certain real property described in the Parking Lot Lease.

     "Parking Lot Purchase Price" shall mean the purchase price for the Parking Lot Property as set forth in the Parking Lot Lease in the amount of Seven Hundred Eighty-Five Thousand Dollars ($785,000.00).

     "Payment Subordination Agreement" shall mean the Payment Subordination Agreement to be executed by Guarantor in favor of Agent Bank on behalf of the Lenders on or before the Closing Date in the form of the Payment Subordination Agreement marked "Exhibit I", affixed hereto and by this reference incorporated herein and made a part hereof.

     "Pension Plan" means any "employee pension benefit plan" that is subject to Title IV of ERISA and which is maintained for employees of Borrower or any of its ERISA Affiliates.

     "Permitted Encumbrances" shall mean, at any particular time, (i) liens for taxes, assessments or governmental charges not then due, payable and delinquent or being contested in good faith, (ii) liens for taxes, assessments or governmental charges not then required to be paid pursuant to Section 5.10 or being contested in good faith, (iii) liens in favor of Agent Bank or any Lender created or contemplated by the Security Documentation, or securing Secured Interest Rate Hedges, (iv) the liens, encumbrances and restrictions on the Real Property and existing improvements which are allowed by Banks to appear in Schedule B, Part I and II of the Title Insurance Policy relating to such Real Property at the Closing Date, (v) liens in favor of Agent Bank on behalf of the Lenders or consented to in writing by Agent Bank, (vi) easements, licenses or rights-of-way, hereafter granted to any Governmental Authority or public utility providing services to the Casino Facilities which are first approved in writing by the Agent Bank, (vii) judgment liens on property other than the Collateral which do not constitute an Event of Default, (viii) statutory liens of landlords, revenue authorities and materialmen and other similar liens imposed by law incurred in the ordinary course of business which could not reasonably be expected to cause a Material Adverse Effect and which are discharged in accordance with Section 5.04, (ix) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return- of-money bonds and other similar obligations; (x) leases, concessions or subleases granted to others not interfering in any material respect with the ordinary conduct of the business of Borrower; and (xi) liens or other minor defects, encroachments or irregularities in title that do not have a Material Adverse Effect.

     "Person" means an individual, firm, corporation, trust, association, partnership, joint venture, tribunal or other entity.

     "Policies of Insurance" shall mean the insurance to be obtained and maintained by Borrower throughout the term of this Credit Agreement as provided by Section 5.09 herein.

     "Post  Foreclosure  Plan"  shall  have the  meaning  set  forth in  Section
9.11(e).

     "Prime Rate" shall mean the rate of interest per annum which WFB from time to time identifies and publicly announces at its principal office in San Francisco, California, as its "prime rate" or "reference rate" and is not necessarily, for example, the lowest rate of interest which WFB collects from any borrower or group of borrowers.

     "Principal Prepayments" shall have the meaning set forth in Section 2.06(a) of this Credit Agreement.

     "Pro Rata Share" means, with respect to any Lender, a percentage equal to such Lender's Syndication Interest in the Credit Facility as set forth on Schedule of Lenders' Proportions in Credit Facility.

     "Protective Advance" means all sums expended as determined by Agent Bank to be necessary to: (a) protect the priority, validity and enforceability of the Security Documentation on, and security interests in, any Collateral and the instruments evidencing or securing the Obligations, or (b) prevent the value of any Collateral from being materially diminished (assuming the lack of such a payment within the necessary time frame could potentially cause such Collateral to lose value), or (c) protect any of the Collateral from being materially damaged, impaired, mismanaged or taken, including, without limitation, any amounts expended in accordance with Section 10.20 or post-foreclosure ownership, maintenance, operation or marketing of any Collateral.

     "Real   Property"  shall  mean  the  land  which  is  the  subject  of  and particularly described in the Title Report, together with all improvement now or hereafter situate thereon.

     "Reduction Date(s)" shall mean reference to each Reduction Date, as the context may require as set forth on the Aggregate Commitment Reduction Schedule.

     "Reportable Event" shall mean a reportable event as defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under
Section 110 of ERISA.

     "Requisite Lenders" mean, collectively, Lenders whose Pro Rata Shares, in the aggregate, are at least sixty-six and two-thirds percent (66-2/3%), provided that, (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Shares of Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders, and (ii) notwithstanding the foregoing, at all times when two or more Lenders are party to this Credit Agreement, the term Requisite Lenders shall in no event mean less than two (2) Lenders.

     "Revolving Credit Period" shall mean the period commencing on the Closing Date and terminating on the Maturity Date.

     "Schedule of Lenders' Proportions in Credit Facility" shall mean the Schedule of Lenders' Proportions in Credit Facility, a copy of which is set forth as Schedule 2.01(a), affixed hereto and by this reference incorporated herein and made a part hereof, setting forth the respective Syndication Interest and maximum amount to be funded under the Credit Facility by each Lender, as the same may be amended or restated from time to time in connection with an Assignment and Assumption Agreement.

     "Schedule of Significant Litigation" shall mean the Schedule of Significant Litigation, a copy of which is set forth as Schedule 3.17, affixed hereto and by this reference incorporated herein and made a part hereof, setting forth the information described in Section 3.17 with respect to each Significant Litigation.

     "Scheduled Reductions" shall mean the amount by which the Aggregate Commitment is reduced on each Reduction Date as set forth on the Aggregate Commitment Reduction Schedule.

     "Secured Interest Rate Hedge(s)" shall mean any Interest Rate Hedge entered into between Borrowers and any Lender, or Affiliate of any Lender, which is secured by the Deed of Trust.

     "Security Documentation" shall mean collective reference to the Deed of Trust, Financing Statements, Assignments, Trademark Security Agreement and all other instruments and agreements to be executed by or on behalf of Borrowers or other applicable Persons, in favor of Agent Bank on behalf of the Lenders securing repayment of the Credit Facility.

     "Significant Litigation" shall mean each action, suit, proceeding, litigation and controversy involving any Borrower involving claims in excess of One Million Dollars ($1,000,000.00) or which if determined adversely to the interests of such Borrower, could have a Material Adverse Effect.

     "Spaceleases" shall mean the executed leases and concession agreements pertaining to the Casino Facilities, or any portion thereof, wherein Borrower is the lessor, as set forth on that certain Schedule of Spaceleases designated as
Schedule 4.16, affixed hereto and by this reference incorporated herein and made a part hereof.

     "Subordinated Debt" shall mean collective reference to: (i) the unsecured intercompany Indebtedness, owing by WMCKAC and assumed by WMCKVC, payable to the order of Guarantor in the approximate amount of Six Million One Hundred Ninety-One Thousand Dollars ($6,191,000.00) evidenced by a Promissory Note dated June 27, 1996, as amended by an Assignment, Assumption and Amendment Agreement dated as of March 31, 1997, which Subordinated Debt shall be structurally and contractually subordinated to the Credit Facility by execution of the Payment Subordination Agreement by Borrowers and Guarantor in favor of Agent Bank, and
(ii) any other unsecured intercompany Indebtedness owing by any Borrower to Guarantor which is permitted and incurred in accordance with Section 6.05(e).

     "Subsidiary" shall mean, on the date in question, any Person of which an aggregate of 50% or more of the stock of any class or classes (or equivalent interests) is owned of record or beneficially, directly or indirectly, by another Person and/or any of its Subsidiaries, if the holders of the stock of such class or classes (or equivalent interests) (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency.

     "Syndication Interest" shall mean the proportionate interest of each Lender in the Credit Facility as set forth on the Schedule of Lenders' Proportions in Credit Facility, as the same may be amended or restated from time to time.

     "TFCC Ratio" shall be defined as follows:

          Net profit after cash taxes, plus depreciation and amortization, plus Interest Expense (accrued and capitalized), less Distributions paid, less Non-Financed Capital Expenditures incurred during the period under review,

          Divided by (/)

          Current portion of scheduled principal and actual interest payments on long term debt and Capitalized Lease Liabilities, including actual interest and principal paid on Subordinated Debt.

     "Taxes" shall have the meaning set forth in Section 2.11.

     "Title Insurance Company" shall mean Ticor Title Insurance Company and its issuing agent, Pikes Peak Title Services, Inc., with offices located at 471 S. Baldwin, Woodland Park, Colorado 80866, together with such reinsurers with direct access as are requested by Agent Bank or other title insurance company or companies as may be acceptable to Agent Bank.

     "Title Insurance Policy" shall mean the ALTA Extended Coverage Lenders Policy of Title Insurance, and the endorsements thereto, which are to be issued by Title Insurance Company, as of the Closing Date, in the amount of Thirteen Million Dollars ($13,000,000.00), in favor of Agent Bank, insuring the Deed of Trust as a first priority mortgage lien (a first priority lien on the subleasehold and suboption interests of Borrowers as to the Golden Horseshoe Property) encumbering the Real Property therein described subject only to the exceptions shown therein in Schedule B, Part I, all in accordance with the Depository Closing Instructions.

     "Title Report" shall refer to the Commitment for Title Insurance Commitment issued by Title Insurance Company, as its Commitment No. TLC32010, a copy of which is marked "Exhibit J", affixed hereto and by this reference incorporated herein and made a part hereof.

     "Upfront Fee" shall have the meaning ascribed to such term in Section 2.07(a).

     "Upfront Fee Side Letter" shall mean the confidential letter dated concurrently herewith, executed by and between Borrowers and Agent Bank concerning payment of the Upfront Fee.

     "Voluntary Reduction" shall have the meaning set forth in Section 2.01(c).

     "WFB" shall mean Wells Fargo Bank, National Association.

     "WMCKAC" shall have the meaning set forth in the Preamble to this Credit Agreement.

     "WMCKVC" shall have the meaning set forth in the Preamble to this Credit Agreement.

     "Womacks Property" shall mean that certain real property described as parcel 2 on the Title Report.

     Section 1.02. Interpretation and Construction. In this Credit Agreement, unless the context otherwise requires:

          (i) Articles and Sections mentioned by number only are the respective Articles and Sections of this Credit Agreement as so numbered;

          (ii) Words importing a particular gender mean and include every other gender, and words importing the singular number mean and include the plural number and vice versa;

          (iii) All times specified herein, unless otherwise specifically referred, shall be the time in San Francisco, California;

          (iv) Any headings preceding the texts of the several Articles and Sections of this Credit Agreement, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Credit Agreement, nor shall they affect its meaning, construction or effect;

          (v) If any clause, definition, provision or Section of this Credit Agreement shall be determined to be apparently contrary to or conflicting with any other clause, definition, provision or Section of this Credit Agreement then the clause, definition, provision or Section containing the more specific provisions shall control and govern with respect to such apparent conflict. The parties hereto do agree that each has contributed to the drafting of this Credit
          Agreement and all Loan Documents and that the provisions herein contained shall not be construed against either Borrower or Lenders as having been the person or persons responsible for the preparation thereof;

          (vi) The terms "herein", "hereunder", "hereby", "hereto", "hereof" and any similar terms as used in the Credit Agreement refer to this Credit Agreement; the term "heretofore" means before the date of execution of this Credit Agreement; and the term "hereafter" means after the date of the execution of this Credit Agreement;

          (vii)  All  accounting  terms  used  herein  which  are not  otherwise
          specifically   defined   shall  be  used  in   accordance   with  GAAP
          consistently applied;

          (viii) If any clause, provision or Section of this Credit Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any of the remaining provisions hereof; and

          (ix) Each reference to this Credit Agreement or any other Loan Document or any of them, as used in this Credit Agreement or in any other Loan Document, shall be deemed a reference to this Credit Agreement or such Loan Document, as applicable, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

     Section 1.03. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Credit
Agreement shall have such meanings when used in the Note and in each Loan Document and other communication delivered from time to time in connection with this Credit Agreement or any other Loan Document.

     Section 1.04. Cross-References. Unless otherwise specified, references in this Credit Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Credit Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     Section 1.05. Exhibits and Schedules. All Exhibits and Schedules to this Credit Agreement, either as originally existing or as the same may from time to time be supplemented, modified, amended or restated are incorporated herein by this reference.

                                   ARTICLE II

                AMOUNT, TERMS AND SECURITY OF THE CREDIT FACILITY

     Section 2.01. The Credit Facility.

     a. Subject to the conditions and upon the terms hereinafter set forth and in accordance with the terms and provisions of the Note, Lenders severally agree in the proportions set forth on the Schedule of Lenders' Proportions in Credit Facility, marked Schedule 2.01(a) attached hereto and by this reference incorporated herein and made a part hereof, to lend and advance Borrowings to Borrowers, up to the Maximum Permitted Balance, in such amounts as Borrowers may request by: (i) Notice of Borrowing duly executed by an Authorized Officer and delivered to Agent Bank on or before three (3) Banking Business Days prior to the Closing Date for the purpose of requesting funding of the Closing Disbursements, and (ii) Notice of Borrowing duly executed by an Authorized Officer and delivered to Agent Bank from time to time during the Revolving Credit Period when and as provided in Section 2.03; provided, however, notwithstanding anything herein contained to the contrary, until WMCKVC has acquired fee title to the Parking Lot Property, a portion of the Credit Facility equal to the Parking Lot Purchase Price shall not be available for Borrowing hereunder for any purpose other than the acquisition by WMCKVC of fee title to the Parking Lot Property in accordance with the requirements of Article III C.

     b. During the Revolving Credit Period, Borrowers may borrow, repay and reborrow the Available Borrowings up to the Maximum Permitted Balance from time to time, provided that at all times the Maximum Availability shall be no less than zero (0). The Credit Facility shall be for a term commencing on the Closing Date and terminating on the Maturity Date, on which date the entire outstanding balance of the Credit Facility shall be fully paid and Credit Facility Termination shall occur. In no event shall any Lender be liable to fund any amounts under the Credit Facility in excess of its respective Syndication Interest in any Borrowing.

     c. Notwithstanding the Scheduled Reductions to the Maximum Scheduled Balance as set forth on the Aggregate Commitment Reduction Schedule, Schedule 2.01(c) attached hereto and by this reference incorporated herein and made a part hereof, Borrowers may voluntarily further reduce the Maximum Permitted Balance from time to time (a "Voluntary Reduction") on the following conditions:

          (i) that each such Voluntary Reduction be made in writing by an Authorized Officer, effective on the fifth (5th) Banking Business Day following receipt by Agent Bank; and

          (ii) that each such Voluntary Reduction shall be irrevocable and a permanent reduction to the Maximum Permitted Balance.

     d. In the event any Scheduled Reduction or Voluntary Reduction reduces the Maximum Permitted Balance to less than the sum of the Funded Outstandings, the Borrowers shall immediately cause the Funded Outstandings to be reduced by such amount as may be necessary to cause the Funded Outstandings to be equal to or less than the Maximum Permitted Balance.

     Section 2.02. Use of Proceeds of the Credit Facility. Available Borrowings shall be used for the purposes of:

     a. On the Closing Date (collectively the "Closing Disbursements"):

     (i) paying in full all loans and advances outstanding under the Existing Real Estate Debt and the Existing Equipment Debt as of the Closing Date;

     (ii) financing the costs of acquisition by CCCC of fee title to the Legends Property and the costs of acquisition by WMCKAC of fee title to the Diamond Lil's Property;

     (iii)Nine  Hundred  Twenty-Three   Thousand  Dollars  ($923,000.00)  toward
          repayment of outstanding Indebtedness owing by Borrowers to Guarantor; and

     (iv) paying in full the Upfront Fee, the costs, fees and expenses of Title Company incurred in connection with the issuance of the Title Policy, the costs, fees and expenses of Henderson & Nelson, attorneys for Agent Bank, and associate counsel and insurance consultants retained by them incurred to the Closing Date.

     b. During the Revolving Credit Period:

     (i) funding working capital needs of Borrowers relating to the Casino Facilities;

     (ii) financing Distributions to Guarantor to the extent not prohibited by the Financial Covenants and so long as no Default or Event of Default would result from the making of such Distributions;

     (iii)financing the costs of acquisition by WMCKVC of fee title to the Parking Lot Property, subject to compliance with the requirements of
          Article III C; and

     (iv) funding ongoing Capital Expenditure requirements of Borrowers relating to the Casino Facilities.

     Section 2.03. Notice of Borrowings.

     a. Borrowings shall be made through Agent Bank's credit sweep product. Provided, however, for each Borrowing in excess of Five Hundred Thousand Dollars ($500,000.00), an Authorized Officer shall give Agent Bank, no later than 11:00 a.m. on a Banking Business Day at Agent Bank's office specified in Section 2.06(b), two (2) full Banking Business Days prior written notice in the form of the Notice of Borrowing ("Notice of Borrowing"), a copy of which is marked "Exhibit C", affixed hereto and by this reference incorporated herein and made a part hereof, for each proposed Borrowing to be made during the Revolving Credit Period. Agent Bank shall give prompt, and in any event within one (1) Banking Business Day, notice of each Notice of Borrowing to Lenders of the amount to be funded and specifying the Funding Date. Not later than 11:00 o'clock a.m. on the Funding Date specified, each Lender shall disburse to Agent Bank the Pro Rata

Share to be advanced by each such Lender in lawful money of the United States of America and in immediately available funds. Agent Bank shall make the proceeds of such fundings received by it on or before 11:00 o'clock a.m. from the Lenders available to Borrowers by depositing in or wiring to, prior to 1:00 o'clock p.m. on the day so received (but not prior to the Funding Date), the Designated Deposit Account the amounts received from the Lenders. No Borrowing may exceed the Available Borrowings.

     b. The failure of any Lender to fund its Pro Rata Share of any Borrowing on any Funding Date shall not relieve any other Lender of any obligation hereunder to fund its Pro Rata Share of such Borrowing on such Funding Date nor relieve the Lender which has failed to fund of its obligations to Borrowers hereunder. No Lender shall be responsible for the failure of any other Lender to fund its Pro Rata Share of such Borrowing on any Funding Date nor shall any Lender be responsible for the failure of any other Lender to perform its respective obligations hereunder.

     Section 2.04. Conditions of Borrowings.

     During the Revolving Credit Period, Borrowings will only be made so long as Borrowers are in full compliance with each of the requirements and conditions precedent set forth in Article III B of this Credit Agreement. Provided, however, upon the consent of the Requisite Lenders, Lenders shall advance Borrowings notwithstanding the existence of less than full compliance with the requirements of Article III B and Borrowings so made shall be deemed to have been made pursuant to this Credit Agreement.

     Section 2.05. The Note, Interest Accrual and Repayment.

     The Credit Facility shall be evidenced by the Note which shall be executed by the Borrowers and shall be jointly and severally payable to the order of Agent Bank on behalf of the Lenders. Borrowers waive any rights which they might otherwise have under Colorado Revised Statutes ss.ss. 13-50-102 or 13-50-103 (or under any corresponding future statute or rule of law in any jurisdiction) by reason of any release of fewer than all of the Borrowers. The amount of each Borrowing shall be recorded on Agent Bank's internal data control systems and each payment of principal and/or interest with respect to the Credit Facility or any portion thereon, when applied, shall be evidenced by entries made by Agent Bank in Agent Bank's internal data control system showing the date and amount of each payment of principal and interest with respect thereto. Agent Bank shall provide Borrowers and Guarantor with a copy of such entries upon the written request of

Borrowers and/or Guarantor. The aggregate unpaid balance of principal and interest of the Note as set forth on the most recent data control system printout of Agent Bank shall be rebuttably presumptive evidence of the sums owing and unpaid on the Note. The Note shall bear interest and be due and payable in the manner and at the times set forth therein, the terms whereof are by this reference incorporated herein and made a part hereof as though fully set forth.

     Section 2.06. Place and Manner of Payment.

     a. All amounts payable by Borrowers to the Lenders shall be made to Agent Bank on behalf of Lenders pursuant to the terms of this Credit Agreement and the Note and shall be made on a Banking Business Day in lawful money of the United States of America and in immediately available funds.

     b. All such amounts payable by Borrowers shall be made to Agent Bank at its office located at Wells Fargo Agency Department, 201 Third Street, 8th Floor, San Francisco, California 94103. If such payment is received by Agent Bank prior to 11:00 o'clock a.m., Agent Bank shall credit Borrowers with such payment on the day so received and shall disburse to the appropriate Lenders on the same day such Lenders' Pro Rata Shares of payments relating to the Credit Facility based on the respective Syndication Interests, in immediately available funds. If such payment is received by Agent Bank after 11:00 o'clock a.m., Agent Bank shall credit Borrowers with such payment as of the next Banking Business Day and disburse to the appropriate Lenders on the next Banking Business Day such Lenders' Pro Rata Shares of such payment relating to the Credit Facility based on their respective Syndication Interests, in immediately available funds. Any payment on the Credit Facility made by Borrowers to Agent Bank pursuant to the terms of this Credit Agreement or the Note for the account of Lenders shall constitute payment to the appropriate Lenders. If the Note or any payment required to be made thereon or hereunder, is or becomes due and payable on a day other than a Banking Business Day, the due date thereof shall be extended to the next succeeding Banking Business Day and interest thereon shall be payable at the then applicable rate during such extension.

     c. Unless the Agent Bank receives notice from an Authorized Officer prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent Bank may assume that the Borrowers have made such payment in full to the Agent Bank on such date in immediately available funds and the Agent Bank may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent Bank, each Lender shall repay to the Agent Bank on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

     Section 2.07. Fees.

     a. On the Closing Date, Borrowers shall pay the unpaid balance of the non-refundable upfront fee (the "Upfront Fee"), in such amount as has been agreed upon by Agent Bank and Borrowers in the Upfront Fee Side Letter, which Upfront Fee shall be retained by Agent Bank or distributed in whole or in part to Lenders as may be agreed between Agent Bank and Lenders.

     b. Commencing with the commencement of the Revolving Credit Period, Borrowers shall pay to Agent Bank for disbursement to Lenders in proportion to their respective Syndication Interests in the Credit Facility and in consideration for their commitment to advance Borrowings under the Credit Facility during the Revolving Credit Period a non-refundable fee (the "Nonusage Fee") in the amount of one-half of one percent (.50%) per annum of the daily average of the Maximum Availability, computed on the basis of a three hundred sixty (360) day year based on the actual number of days elapsed, to be calculated during the Revolving Credit Period and continuing until the Maturity Date. The Nonusage Fee will be payable on the first Banking Business Day following the end of each Fiscal Quarter commencing with the Fiscal Quarter in which the Closing Date occurs, and on the Maturity Date. Each Nonusage Fee shall be distributed by Agent Bank to Lenders in proportion to their respective Syndication Interests in the Credit Facility.

     Section 2.08. Late Charges and Default Rate.

     a. If any principal reduction, interest payment, fee or other Obligation due under the Note or under the Credit Agreement is not paid within five (5) days of the date upon which such payment is due, Borrowers promise to pay a late charge in the amount of three percent (3%) of the amount of such delinquent payment and Agent Bank need not accept any late payment made unless it is accompanied by such three percent (3%) late payment charge. Any late charge shall be paid to Lenders in proportion to their respective Syndication Interests.

     b. In the event of the existence of an Event of Default, commencing on the first (1st) Banking Business Day following the receipt by Borrowers of written notice of the occurrence of such Event of Default from Agent Bank, the total of the unpaid balance of the principal and the then accrued and unpaid interest owing under the Credit Facility shall collectively commence accruing interest at a rate equal to five percent (5%) over the Prime Rate (the "Default Rate") until such time as all payments and additional interest are paid, together with the curing of any Events of Default which may exist, at which time the interest rate shall revert to that rate of interest otherwise accruing pursuant to the terms of the Note.

     c. In the event of the occurrence of an Event of Default, Borrowers agree to pay all reasonable costs of collection, including a reasonable attorneys' fee, in addition to and at the time of the payment of such sum of money and/or the performance of such acts as may be required to cure such default. In the event legal action is commenced for the collection of any sums owing hereunder or under the terms of the Note, the Borrowers and Guarantor agree that any judgment issued as a consequence of such action against any Borrower and/or Guarantor shall bear interest at a rate equal to the Default Rate until fully paid.

     Section 2.09. Security for the Credit Facility.

     As security for the due and punctual payment and performance of the terms and provisions of this Credit Agreement, the Note and each of the other Loan Documents, the Security Documentation shall be executed and delivered to Agent Bank, as of the Closing Date, by the respective parties to each of the Security Documentation.

     Section 2.10. Guaranty Agreement.

     As additional security for the due and punctual payment and performance of the Credit Facility and each of the terms, covenants, representations, warranties and provisions herein contained and contained in each of the Loan Documents, on or before the Closing Date Guarantor shall execute the Guaranty, a copy of which is marked "Exhibit B", affixed hereto and by this reference incorporated herein and made a part hereof.

     Section 2.11. Net Payments.

     All payments under this Credit Agreement, the Note and/or any other Loan Document shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments, after deduction or withholding for or on account of any future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by the United States or any Governmental Authority, other than franchise taxes or any tax on or measured by the gross receipts or overall net income of any Lender pursuant to the income tax laws of the United States or any State, or the jurisdiction where each Lender's principal office is located (collectively "Taxes"), shall not be less than the amounts otherwise specified to be paid under this Credit Agreement and the Note. A certificate as to any additional amounts payable to the Lenders under this Section 2.11 submitted to the Borrowers by the Lenders shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest or demonstrable error. Any amounts payable by the Borrowers under this Section 2.11 with respect to past payments shall be due within ten (10) days following receipt by the Borrowers of such certificate from the Lenders; any such amounts payable with respect to future payments shall be due within ten (10) days after demand with such future payments. With respect to each deduction or withholding for or on account of any Taxes, the Borrowers shall promptly furnish to the Lenders such certificates, receipts and other documents as may be required (in the reasonable judgment of the Lenders) to establish any tax credit to which the Lenders may be entitled.

                                   ARTICLE III

                    CONDITIONS PRECEDENT TO THE CLOSING DATE

                  A. Closing Conditions. The obligation of each of the Banks hereunder is subject to the following conditions precedent, each of which shall be satisfied prior to April 15, 1997 (unless each of the Banks, in their sole and absolute discretion, shall agree otherwise). The occurrence of the Closing Date is subject to and contingent upon Agent Bank having received, in each case in form and substance reasonably satisfactory to Banks, or in the case of an occurrence, action or event, the occurrence of each of the following:

     Section 3.01. Credit Agreement.

     Executed counterparts of this Credit Agreement in sufficient duplicate originals for each of the Banks.

     Section 3.02. The Note and Guaranty.

          a.   The Note duly executed by the Borrowers in favor of Agent Bank.

          b.   The  Guaranty  duly  executed by the  Guarantor in favor of Agent
               Bank.

     Section 3.03. Security Documentation.

     The Security Documentation set forth below, duly executed by Borrowers or other party thereto, consisting of the following:

          a.   Deed of Trust;

          b.   Financing Statements;

          c.   Assignment of Spaceleases, Contracts, Rents and Revenues; and

          d.   Assignment of Permits, Licenses and Contracts.

     Section 3.04. Other Loan Documents.

     The following Loan Documents duly executed by Borrowers and each other applicable party thereto consisting of the following:

          a.   Environmental Certificate; and

          b. Payment Subordination Agreement (for each Subordinated Debt incurred as of the Closing Date).

     Section 3.05. Articles of Incorporation, Bylaws, Corporate Resolution, Certificate of Good Standing and Closing Certificate.

     Agent Bank shall have received from each of the Borrowers: (i) a Certificate of Good Standing issued by the Secretaries of State of the State of Colorado with respect to CCCC and of the State of Delaware with respect to WMCKAC, WMCKVC and Guarantor (together with a Certificate of Good Standing as a foreign corporation issued by the Colorado Secretary of State with respect to WMCKAC and WMCKVC) and each dated within thirty (30) calendar days of the Closing Date and telephonically confirmed as of the Closing Date, (ii) a copy of the respective articles of incorporation and by-laws certified as of the Closing Date to be true, correct and complete by a duly Authorized Officer of each of the Borrowers and Guarantor, respectively, (iii) an original Certificate of Corporate Resolution and Certificate of Incumbency executed by the Secretary of each of the Borrowers and Guarantor and attested to by its respective President, Vice President, or Treasurer authorizing each such Borrower and Guarantor to enter into all documents and agreements to be executed by it pursuant to this Credit Agreement and further authorizing and empowering the officer or officers who will execute such documents and agreements with the authority and power to execute such documents and agreements on behalf of each respective corporation,
(iv) designation by corporate resolution and an original certificate ("Authorized Officer Certificate"), substantially in the form of the Authorized Officer Certificate marked "Exhibit D", affixed hereto and by this reference incorporated herein and made a part hereof, of the officers of Borrowers who are authorized to give Notices of Borrowing, Compliance Certificates and all other notices, requests, reports, consents, certifications and authorizations on behalf of the Borrowers (each individually an "Authorized Officer" and collectively the "Authorized Officers") and (v) an original closing certificate ("Closing Certificate"), substantially in the form of the Closing Certificate marked "Exhibit E", affixed hereto and by this reference incorporated herein and made a part hereof, duly executed by an Authorized Officer of Borrowers.

     Section 3.06. Opinion of Counsel.

     The opinion of counsel to the Borrowers and Guarantor, dated as of the Closing Date and addressed to the Agent Bank and each of the Banks, together with their respective successors and assigns, substantially in the form of the legal opinion marked "Exhibit G", affixed hereto and by this reference incorporated herein and made a part hereof.

     Section 3.07. Title Insurance Policy.

     The Title Insurance Policy (or proforma commitment for the issuance thereof) together with such endorsements and re-insurance requirements as set forth in the Depository Closing Instructions.

     Section 3.08. Survey.

     If required by the Title Company as a condition for the issuance of the Title Policy, current ALTA survey for the Real Property subject to exceptions approved by Agent Bank prior to the Closing Date, which must (i) be certified to Agent Bank and the Title Company, (ii) show the Real Property to be free of encroachments, overlaps, and other survey defects, (iii) show the courses and distances of the boundary lines for the Real Property, (iv) show that all existing or to be constructed improvements are located within said boundary lines, and (v) show the location of all above and below ground easements, improvements, appurtenances, utilities, rights-of-way, water rights, if any, and ingress and egress, by reference to book and page numbers and/or filed map reference. On or before the Closing Date, Borrowers shall comply with all other survey requirements of Title Company for the issuance of the Title Insurance Policy.

     Section 3.09. Payment of Taxes.

     Evidence satisfactory to Agent Bank that all past and current real and personal property taxes and assessments which are presently due and payable applicable to the Real Property have been paid in full.

     Section 3.10. Insurance.

     Copies of the declaration pages of each of the insurance policies certified to be true and correct by an Authorized Officer of the Borrowers, together with original binders evidencing Borrowers as named insured, and original certificates of insurance, loss payable and mortgagee endorsements naming Agent Bank as mortgagee, loss payee and additional insured, as required by the applicable insurance provisions set forth in Section 5.09 of this Credit Agreement.

     Section 3.11. Payment of Upfront Fees.

     Payment by  Borrowers  of the  balance of the  Upfront  Fee as  provided in
Section 2.07(a) hereinabove.

     Section 3.12. Reimbursement for Expenses and Fees.


     Reimbursement  by  Borrowers  for all  reasonable  fees  and  out-of-pocket expenses incurred by Agent Bank in connection with the Credit Facility, including, but not limited to, escrow charges, title insurance premiums, environmental examinations, recording fees, appraisal fees, reasonable attorney's fees of Henderson & Nelson and Colorado counsel retained by them, insurance consultant fees, and all other like fees and expenses remaining unpaid as of the Closing Date to the extent then due and payable on the Closing Date, provided that the amount then invoiced shall not thereafter preclude Borrowers' obligation to pay such costs and expenses relating to the closing of the Credit Facility following the Closing Date or to reimburse Agent Bank for the payment thereof.

     Section 3.13. Schedule of Spaceleases and Equipment Leases and Contracts.

     A Schedule of Spaceleases (Schedule 4.16) and Equipment Leases and Contracts (Schedule 4.17) in each instance setting forth the name of the other party thereto, a brief description of each spacelease, equipment lease and contract and the commencement and ending date thereof, to the extent known to Borrowers as of the Closing Date.

     Section 3.14. Phase I Environmental Site Assessments.

     A Phase I Environmental Site Assessment or Assessments of the Real Property prepared in conformance with the scope and limitations of ASTM Standard Designation E1527- 93 and approved by Agent Bank. Any recommended action shall have been completed by Borrowers.

     Section 3.15 Leases.

          a. A true and correct copy of the Golden Horseshoe Lease and of all amendments and modifications thereto.

          b. A true and correct copy of the Parking Lot Lease and of all amendments and modifications thereto.

     Section 3.16. Payment in Full of Existing Real Estate Debt and Existing Equipment Debt.

          a. Payment in full of all Existing Real Estate Debt and the full and complete release and reconveyance of all Existing Real Estate Security Documents.

          b. Payment in full of all Existing Equipment Debt and the full and complete release and termination of all Existing Equipment Security Documents.

     Section 3.17. Schedule of all Significant Litigation.

     A Schedule of Significant Litigation (Schedule 3.17), in each instance setting forth the names of the other parties thereto, a brief description of such litigation, whether or not such litigation is covered by insurance and, if so, whether the defense thereof and liability therefor has been accepted by the applicable insurance company indicating whether such acceptance of such defenses with or without a reservation of rights, the commencement date of such litigation and the amount sought to be recovered by the adverse parties thereto or the amount which is otherwise in controversy.

     Section 3.18. Acquisition of Title.

     As of the Closing Date, CCCC shall have acquired fee title to the Legends Property and WMCKAC shall have acquired fee title to the Diamond Lil's Property, in each instance subject only to Permitted Encumbrances.

     Section 3.19. Financial Statements.

     For  Fiscal  Year  1996,  audited  consolidated   financial  statements  of
Guarantor including consolidating schedules which present the balance sheet and statement of operations of the Borrower Consolidation.

     Section 3.20. No Injunction or Other Litigation.

     No law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall, and no litigation shall be pending or threatened which in the reasonable judgment of the Agent Bank would or would reasonably be expected to, enjoin, prohibit, limit or restrain the execution and delivery of this Credit Agreement or the performance by the Borrowers of any other obligations in respect thereof.

     Section 3.21. Additional Documents and Statements.


     Such additional documents, affidavits, certificates and opinions as Lenders may reasonably require to insure compliance with this Credit Agreement. The statements set forth in Section 3.23 shall be true and correct.

     B. Conditions Precedent to all Borrowings.

     The obligation of each Lender and Agent Bank to make any Borrowing requested to be made on any Funding Date is subject to the occurrence of each of the following conditions precedent as of such Funding Date:

     Section 3.22. Notice of Borrowing.

     With respect to any Borrowing, the Agent Bank shall have received in accordance with Section 2.03 on or before such Funding Date an original and duly executed Notice of Borrowing or facsimile copy thereof, to be promptly followed by an original.

     Section 3.23. Certain Statements.

     On the Closing Date and as of the Funding Date the following statements shall be true and correct:

     a. The representations and warranties with respect to the Borrowers contained in Article IV hereof (other than representations and warranties which expressly speak only as of a different date which shall be true and correct as of such date) are true and correct on and as of the Funding Date and as of the Closing Date in all material respects as though made on and as of that date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by this Credit Agreement or by any other Loan Document, or which is otherwise consented to by Requisite Lenders;

     b. The representations and certifications contained in the Environmental Certificate are true and correct in all material respects (other than representations and warranties which expressly speak only as of a different date which shall be true and correct as of such date);

     c. Since the date of the most recent  financial  statements  referred to in
Section 5.08, no Material Adverse Change shall have occurred; and

     d. No event has occurred or as a result of any Borrowings contemplated hereby would occur and is continuing, or would result from the making thereof, which constitutes a Default or Event of Default hereunder.

     Section 3.24. Gaming Permits.

     The Borrowers Consolidation shall have all Gaming Permits material to or required for the conduct of its gaming businesses and the conduct of games of chance at the Casino Facilities and such Gaming Permits shall not then be suspended, enjoined or prohibited (for any length of time) by any Gaming Authority or any other Governmental Authority.

     C. Conditions Precedent to Disbursement of Parking Lot Purchase Price.

     In addition to the requirements set forth in Article II B, the obligation of Lenders and Agent Bank to advance a Borrowing to finance the cost of acquisition of the Parking Lot Property as permitted under Section 2.02(b)(ii) is subject to Agent Bank having received, in each case in form and substance reasonably satisfactory to Agent Bank and Requisite Lenders each of the following:

     Section 3.25. Legal Description and Deed of Trust.


     A complete legal description of the Parking Lot Property shall be prepared and delivered to Agent Bank together with a title commitment showing all exceptions to title thereto. WMCKVC shall execute and deliver to Agent Bank a deed of trust and security agreement with assignment of rents encumbering the Parking Lot Property in substantially the same form as the Deed of Trust.

     Section 3.26. Environmental Site Assessment.

     a. A Phase I Environmental Site Assessment of the Parking Lot Property, prepared in conformance with the scope and limitations of ASTM Standard Designation E1527-93 and approved by Agent Bank. Any recommended action shall have been completed.

     b. Borrowers shall confirm in writing that the representations contained in Sections 2.1 and 2.2 of the Environmental Certificate are true and correct in all respects as to the Parking Lot Property.

     Section 3.27. Title Policy or Endorsement.

     Borrowers shall cause, at their expense, concurrently with the funding of the Borrowing to finance the cost of acquisition of the Parking Lot Property, the Title Insurance Company to issue a title insurance policy or endorsement to the Title Insurance Policy in favor of Agent Bank insuring the deed of trust encumbering the Parking Lot Property as a first priority lien, subject only to Permitted Encumbrances.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     To induce Banks to enter into this Credit Agreement, Borrowers and Guarantor make the following representations and warranties:

     Section 4.01. Organization; Power and Authorization.

     WMCKAC, WMCKVC and Guarantor are each a corporation duly organized and validly existing under the laws of the State of Delaware. CCCC is a corporation duly organized and validly existing under the laws of the State of Colorado. Each Borrower and Guarantor (i) has all requisite corporate power, authority and legal right to execute and deliver each document, agreement or certificate to which it is a party or by which it is bound in connection with the Credit Facility, to consummate the transactions and perform its obligations hereunder and thereunder, and to own its properties and assets and to carry on and conduct its business as presently conducted or proposed to be conducted, and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of this Credit Agreement and the other Loan Documents to which it is a party or by which it is bound and to consummate the transactions contemplated hereunder and thereunder.

     Section 4.02. Authority; Compliance with other Agreements and Instruments and Government Regulations.

     The execution, delivery and performance by Borrowers and Guarantor, as applicable, of the Loan Documents and the execution of the Loan Documents have been duly authorized by all necessary corporate action and do not:

          a. require any consent or approval not heretofore obtained of any member, director, stockholder, security holder or creditor of such Party;

          b. violate or conflict with any provision of such Party's articles of incorporation or bylaws, Has applicable;

          c. violate any requirement of Law, including any Gaming Law, applicable to such Party;

          d. constitute a "transfer of an interest" or an "obligation incurred" that is avoidable by a trustee under Section 548 of the Bankruptcy Code of 1978, as amended, or constitute a "fraudulent conveyance," "fraudulent obligation" or "fraudulent transfer" within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any applicable jurisdiction; or

          e. result in a breach of, or would, with the giving of notice or the lapse of time or both, constitute a breach of or default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such Party is a party or by which such Party or any of its assets are bound or affected.

     Section 4.03. Litigation.

     Except as disclosed on the Schedule of Significant Litigation delivered in connection with Section 3.17, to the best knowledge of Borrowers and Guarantor, after due inquiry and investigation, there is no action, suit, proceeding, inquiry, hearing or investigation pending or threatened, in any court of law or in equity, or before any Governmental Authority, which could reasonably be expected to (a) result in any Material Adverse Change in any Casino Facility or in its business, financial condition, properties or operations, or (b) result in any Material Adverse Effect. To the best knowledge of Borrowers, after due inquiry and investigation, no Borrower is in violation of or default with respect to any order, writ, injunction, decree or demand of any such court or Governmental Authority.

     Section 4.04. Agreements Legal, Binding, Valid and Enforceable.

     This Credit Agreement, the Note, the Security Documentation and all other Loan Documents, when executed and delivered by Borrowers in connection with the Credit Facility and the Guaranty when executed and delivered by Guarantor will constitute legal, valid and binding obligations of Borrowers and Guarantor, respectively, enforceable against Borrowers and Guarantor, as applicable, in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application relating to or affecting the enforcement of creditors' rights and the exercise of judicial discretion in accordance with general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     Section  4.05.   Information   and  Financial  Data   Accurate;   Financial
Statements; No Adverse Change.

     All information and financial and other data previously furnished in writing by Borrowers and/or Guarantor in connection with the Credit Facility was true, correct and complete in all material respects as of the date furnished (unless subsequently corrected prior to the date hereof), and there has been no Material Adverse Change with respect thereto to the date of this Credit Agreement since the dates thereof. No information has been omitted which would make the information previously furnished in such financial statements to Banks misleading or incorrect in any material respect to the date of this Credit
Agreement. Any and all financial statements heretofore furnished to Banks by Borrowers and/or Guarantor: (i) present fairly the financial position of Borrowers and/or Guarantor, as the case may be, as at their respective dates and the results of operations and changes in cash flows for the periods to which they apply, and (ii) have been prepared, except as noted therein, in conformity with GAAP applied on a consistent basis throughout the periods involved. Since the date of the financial statements referred to in this Section 4.05, there has been no Material Adverse Change in the financial condition, business or operations of the Borrowers and/or Guarantor.

     Section 4.06. Governmental Approvals.

     All consents, approvals, orders or authorizations of, or registrations, declarations, notices or filings with any Governmental Authority and any other Person, which may be required in connection with the valid execution and delivery of this Credit Agreement and the other Loan Documents by Borrowers and Guarantor, as applicable, and the carrying-out or performance of any of the transactions required or contemplated hereunder, or thereunder, by Borrowers, have been obtained or accomplished and are in full force and effect. All consents, approvals, orders or authorizations of, or registrations, declarations, notices or filings with any Governmental Authority and any other Person, the failure of which could reasonably be expected to have a Material Adverse Effect, which may be required by Borrowers in connection with the use and operation of the Casino Facilities have been obtained or accomplished and are in full force and effect.

     Section 4.07. Payment of Taxes.

 Borrowers have

     duly filed or caused to be filed all federal, state and local tax reports and returns which are required to be filed by them and have paid or made provisions for the payment of, all material taxes, assessments, fees and other governmental charges which have or may have become due pursuant to said returns or otherwise pursuant to any assessment received by Borrowers except such taxes, assessments, fees or other governmental charges, if any, as are being contested in good faith by any Borrower by appropriate proceedings and for which such Borrower has maintained adequate reserves for the payment thereof in accordance with GAAP.

     Section 4.08. Title to Properties. Borrowers

     shall have good and marketable title to the Legends Property, Diamond Lil's Property and Womack's Property as of the Closing Date and at all times during the term of the Credit Facility. Borrowers shall have a leasehold interest in and to the Golden Horseshoe Property pursuant to the Golden Horseshoe Lease. Borrowers and Guarantor have good and marketable title to: (a) all of their respective properties and assets reflected in the most recent financial statements referred to in Section 4.05 hereof as owned by them (except those properties and assets disposed of since the date of said financial statements in the ordinary course of business or those properties and assets which are no longer used or useful in the conduct of its businesses), including, but not limited to, Borrowers' interest in patents, trademarks, tradenames, servicemarks, and licenses relating to or pertaining to the Casino Facilities, and (b) all properties and assets acquired by them subsequent to the date of the most recent financial statements referred to in Section 4.05 hereof. All such properties and assets are not subject to any liens, encumbrances or restrictions except Permitted Encumbrances. All roads, easements and rights of way necessary for the full utilization of the Real Property have been completed and/or obtained.

     Section 4.09. No Untrue Statements.

     All statements, representations and warranties made by Borrowers and Guarantor, in this Credit Agreement, any other Loan Document and any other agreement, document, certificate or instrument previously furnished or to be furnished by Borrowers and/or Guarantor to Banks pursuant to the provisions of this Credit Agreement, (i) are and shall be true, correct and complete in all material respects, at the time they were made, (ii) do not and shall not contain (at the time they were made) any untrue statement of a material fact, and (iii) do not and shall not omit to state (at the time they were made) a material fact necessary in order to make the information contained herein or therein not misleading or incomplete. Borrowers and Guarantor understand that all such statements, representations and warranties shall be deemed to have been relied upon by Banks as a material inducement to establish the Credit Facility.

     Section 4.10. Brokerage Commissions.

     No person is entitled to receive any brokerage commission, finder's fee or similar fee or payment in connection with the extensions of credit contemplated by this Credit Agreement as a result of any agreement entered into by Borrowers. No brokerage or other fee, commission or compensation is to be paid by Banks with respect to the extensions of credit contemplated hereby as a result of any agreement entered into by Borrowers, and Borrowers agree to indemnify Banks against any such claims for brokerage fees or commissions and to pay all expenses including, without limitation, reasonable attorney's fees incurred by Banks in connection with the defense of any action or proceeding brought to collect any such brokerage fees or commissions.

     Section 4.11. No Defaults.

     Borrowers are not in violation of or in default with respect to any applicable Laws which materially and adversely affect the business or financial condition of the Casino Facilities. Without limiting the generality of the foregoing, Borrowers are not in violation or default (nor is there any waiver in effect which, if not in effect, would result in a violation or default) in any material and adverse respect under any indenture, evidence of indebtedness, loan or financing agreement or other agreement or instrument of whatever nature to which they, or any of them, are a party or by which they, or any of them, are bound, which in any case could reasonably be expected to have a Material Adverse Effect.

     Section  4.12.   Employee  Retirement  Income  Security  Act  of  1974.

     No Reportable Event has occurred and is continuing with respect to any Pension Plan under ERISA, that gives rise to liabilities that materially adversely affect the financial condition or operations of Borrowers.

     Section 4.13. Subsidiaries.

     As of the Closing Date, Borrowers do not have any Subsidiaries which are not members of the Borrower Consolidation.

     Section 4.14. Utility Services.

     All utility services necessary for the Casino Facilities including, without limitation, electrical, water, gas and sewage services and facilities are presently in service and fully operational at the Casino Facilities.

     Section 4.15. Policies of Insurance.

     Each of the copies of the policies, declaration pages, original binders and certificates of insurance evidencing the Policies of Insurance as required under
Section 5.09 with respect to the Casino Facilities delivered to Agent Bank by Borrowers (i) is a true, correct and complete copy of the respective original thereof as in effect on the date hereof or thereof, without amendments or modifications of any of said documents or instruments not included in such copies, and (ii) has not been terminated and is in full force and effect. Borrowers are not in default in the observance or performance of its obligations under said documents and instruments, and Borrowers have all things required to be done as of the date of this Credit Agreement to keep unimpaired their rights thereunder.

     Section 4.16. Spaceleases.

     A schedule of all executed Spaceleases pertaining to the Casino Facilities, or any portion thereof, in existence as of the Closing Date hereof, is set forth on Schedule 4.16 attached hereto.

     Section 4.17. Equipment Leases and Contracts.

     A schedule of all executed Equipment Leases and Contracts pertaining to the Casino Facilities or any portion thereof, in existence on the date hereof, is set forth on Schedule 4.17 attached hereto.

     Section 4.18.  Gaming  Permits and  Approvals.

     As of the Closing Date, all Gaming Permits required to be held by Borrowers necessary for the operation of gaming activities at the Casino Facilities will be current and in good standing.

     Section 4.19. Environmental Certificate.

     The representations and certifications contained in the Environmental Certificate are true and correct in all material respects.

     Section 4.20. Compliance with Statutes, etc.

     To the best of their knowledge, Borrowers are in compliance in all material respects with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, domestic or foreign, in respect of the conduct of their business and the ownership of their property.

     Section 4.21. Investment Company Act.

     No Borrower is an "investment company" nor a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     Section 4.22. Public Utility Holding Company Act.

     No Borrower is a "holding company," nor a "subsidiary company" of a "holding company," nor an "affiliate" of a "holding company" nor of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 4.23. Labor Relations.

     There is no strike or work stoppage in existence, or to the best knowledge of Borrowers threatened, involving any Borrower or the Casino Facilities.

     Section 4.24. Trademarks, Patents, Licenses, Franchises, Formulas and Copyrights.

     Borrowers own all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or has a valid license or sublicense of rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of their business at the Casino Facilities, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a Material Adverse Effect on the business, operations, property, assets or condition (financial or otherwise) of Borrowers taken as a whole.

     Section 4.25.  Contingent  Liabilities.

     As of the Closing Date, Borrowers have incurred no material Contingent Liabilities (any Contingent Liability in excess of One Million Dollars ($1,000,000.00) being deemed material) other than those described on Schedule 4.25.

                                    ARTICLE V

                  GENERAL COVENANTS OF BORROWERS AND GUARANTOR

     To induce the Banks to enter into this Credit Agreement and establish the Credit Facility, Borrowers and Guarantor covenant to Banks as follows:

     A. Affirmative Covenants.

     Section 5.01. FF&E.

     Borrowers shall furnish, fixture and equip the Casino Facilities with FF&E they reasonably deem appropriate for the operation of the Casino Facilities. All FF&E that is purchased and installed in the Casino Facilities shall be purchased free and clear of any liens, encumbrances or claims, other than Permitted Encumbrances. If Borrowers should sell, transfer, convey or otherwise dispose of any FF&E and not replace such FF&E with purchased items of equivalent value and utility or replace said FF&E with leased FF&E of equivalent value and utility, within the permissible leasing and purchase agreement limitation set forth herein, to the extent such non-replaced FF&E exceeds a cumulative aggregate value of One Hundred Fifty Thousand Dollars ($150,000.00) during the term of the Credit Facility, Borrowers shall be required to immediately, permanently reduce the Maximum Permitted Balance of the Credit Facility by the amount of the Capital Proceeds of the FF&E so disposed of in excess of such One Hundred Fifty Thousand Dollars ($150,000.00), subject, however, to the right of Agent Bank to verify to its reasonable satisfaction the amount of said Capital Proceeds; in the event Agent Bank and Borrowers do not agree as to the value of the FF&E disposed of and the amount of the Capital Proceeds, then Borrowers, at their sole cost and expense, shall obtain a written appraisal of the FF&E disposed of, in excess of One Hundred Fifty Thousand Dollars ($150,000.00) as provided hereinabove, from an appraiser reasonably satisfactory to Agent Bank, setting forth said values and amounts, and Lenders agree to accept the results of said appraisal. The Maximum Permitted Balance shall immediately be reduced without duplication by the amount of such appraisal.

     Section 5.02.  Permits;  Licenses and Legal  Requirements.

     Borrowers shall comply in all material respects with and keep in full force and effect, as and when required, all Gaming Permits and all material permits, licenses and approvals obtained from any Governmental Authorities which are required for the operation and use of the Casino Facilities. Borrowers shall comply in all material respects with all applicable material existing and future laws, rules, regulations, orders, ordinances and requirements of all
Governmental Authorities, and with all recorded restrictions affecting the Casino Facilities. All material contracts and agreements relating to the operation of the Casino Facilities shall be held in the name of a Borrower.

     Section 5.03. Compliance with Payment Subordination Agreement.

     Until Credit Facility Termination, Borrowers and Guarantor shall fully perform and comply with all covenants, terms and conditions imposed or assumed by Borrowers and Guarantor under the Payment Subordination Agreement executed in connection with the Subordinated Debt.

     Section 5.04. Protection Against Lien Claims.

     Borrowers shall give written notice to Agent Bank on or before ten (10) days of any Borrower's actual knowledge thereof, of any lien claim filed against any Borrower or any portion of the Real Property. Borrowers shall promptly pay and discharge or cause to be paid and discharged all claims and liens for labor done and materials and services supplied and furnished in connection with the Casino Facilities in accordance with this Section 5.04. If any mechanic's lien or materialman's lien shall be recorded, filed or suffered to exist against any portion of the Real Property or any interest therein by reason of work, labor, services or materials supplied, furnished or claimed to have been supplied and furnished to the Casino Facilities upon Borrowers' receipt of written notice from Agent Bank demanding the release and discharge of such lien, said lien or claim shall be paid, released and discharged of record within sixty (60) days following its receipt of such notice.

     Section  5.05.  No Change in Character of Business.

     Until Credit Facility Termination Borrowers shall not effect a material change in the nature and character of their business at the Casino Facilities as presently contemplated and disclosed to Banks.

     Section 5.06.  Preservation and Maintenance of Properties and Assets.

     Until Credit Facility Termination, (a) Borrowers shall operate, maintain and preserve all rights, privileges, franchises, licenses, Gaming Permits and other properties and assets necessary to conduct their businesses and the Casino Facilities, the absence of which would have a Material Adverse Effect, in accordance in all material respects with all applicable governmental laws, ordinances, approvals, rules and regulations and requirements, including, but not limited to, zoning, sanitary, pollution, building, environmental and safety laws and ordinances, rules and regulations promulgated thereunder, and (b) Borrowers shall not consolidate with, remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate or otherwise dispose of to any Person (other than to another member of the Borrower Consolidation), any part of their properties and assets necessary for the continuance of their business, as presently conducted and as presently contemplated, other than in the normal course of business or as otherwise permitted pursuant to this Credit Agreement. Furthermore, in the event any Borrower, Guarantor or any Affiliate and/or Subsidiary thereof, shall acquire any other real property or rights to the use of real property which is used in a material manner in connection with the Casino Facilities, or any of them, Borrowers shall concurrently with the acquisition of such real property or the rights to the use of such real property, execute or cause the execution of such documents as may be necessary to add such real property or rights to the use of real property as Collateral under the Credit Facility. Borrowers shall not remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate or otherwise dispose of to any Person, any part of their properties and assets necessary for the continuance of their businesses, as presently conducted, other than in the normal course of Borrowers' business and as provided in Sections 5.01 and 5.07.

     Section  5.07.  Repair of  Properties  and Assets.

     Until Credit Facility Termination, Borrowers shall, at their own cost and expense, (a) maintain, preserve and keep in a manner consistent with gaming casino operating practices generally applicable to casino operations operating in the Cripple Creek, Colorado area, their assets and properties, including, but not limited to, the Collateral and all FF&E owned or leased by Borrowers in good and substantial repair, working order and condition, ordinary wear and tear excepted, (b) from time to time, make or cause to be made, all repairs, replacements, renewals, improvements and betterments to the Casino Facilities that Borrowers deem reasonably necessary, and (c) from time to time, make such substitutions, additions, modifications and improvements that Borrowers deem reasonably necessary. All alterations, replacements, renewals, or additions made pursuant to this Section 5.07 shall become and constitute a part of said assets and property and subject, inter alia, to the provisions of Section 5.01 and subject to the lien of the Security Documentation.

     Section 5.08. Financial Statements; Reports; Certificates and Books and Records.

     Until Credit Facility Termination, the Borrower Consolidation and Guarantor shall, unless the Agent Bank (with the written approval of the Requisite Lenders) otherwise consents, at Borrowers' Consolidation and Guarantor's sole expense, deliver to the Agent Bank and each of the Lenders a full and complete copy of each of the following:

          a. As soon as practicable, and in any event within forty-five (45) days after the end of each Fiscal Quarter following the Closing Date, the balance sheet of the Borrower Consolidation as at the end of such Fiscal Quarter and an income statement, statement of operations and a statement of cash flows for the Fiscal Quarter under review and reflecting year-to-date performance of the Borrower Consolidation and, a comparison of the financial performance of the Borrower Consolidation to the prior Fiscal Year's operations. Such financial statements shall be certified by an Authorized Officer of the Borrower Consolidation as fairly presenting the financial condition, results of operations and cash flows of the Borrower Consolidation in accordance with GAAP, except as noted therein, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

          b. As soon as practicable, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, the balance sheet of the Borrower Consolidation as at the end of such Fiscal year and an income statement, statement of operations and statement of cash flows for such Fiscal Year, all in reasonable detail. Such financial statements shall be prepared in accordance with GAAP, except as noted therein, and such balance sheet and statements shall be accompanied by a report of independent public accountants of recognized standing selected by the Borrower Consolidation and reasonably satisfactory to the Requisite Lenders (it being understood that any "Big 6" accounting firm shall be automatically deemed satisfactory to the Requisite

               Lenders), which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Requisite Lenders in their good faith business judgment to be adverse to the interests of the Banks. Concurrently with the submission of such annual audited financial statements, such independent certified public accountants shall additionally furnish to Agent Bank a Compliance Certificate, certifying that such independent certified public accountant has no actual knowledge of any Default or Event of Default.

          c. As soon as practicable, and in any event within forty-five (45) days after the commencement of each Fiscal Year, a budget for the Borrowers, including for such Fiscal Year, projected statement of operations and projected statement of cash flow, all in reasonable detail;

          d. As soon as reasonably practical after each Fiscal Year End, but in no event later than forty-five (45) days following each Fiscal Year End, the Borrower Consolidation shall submit to Agent Bank, with sufficient copies for distribution to each of the Lenders, an internally prepared annual capital expenditure budget with respect to the Casino Facilities for the next ensuing Fiscal
               Year, which shall be reconciled as of the end of each Fiscal Quarter with actual Capital Expenditures made to the date of such Fiscal Quarter end. Each such quarterly reconciliation shall be made as soon as practicable, and in any event within forty-five
               (45) days after the end of each Fiscal Quarter.

          e. On or before forty-five (45) days after the end of each Fiscal Quarter following the Closing Date, and continuing until Credit Facility Termination, the Borrower Consolidation shall, at the Borrower Consolidation's sole expense, deliver to the Agent Bank for distribution by it to the Banks, a Compliance Certificate in each instance duly and accurately prepared and signed by an Authorized Officer;

          f. Until Bank Facility Termination, the Borrower Consolidation shall keep and maintain complete and accurate books and records. Borrowers shall permit Banks and any authorized representatives of Banks to have reasonable access to and to inspect, examine and make copies of the books and records, any and all accounts, data and other documents of Borrowers at all reasonable times upon the giving of reasonable notice of such intent. In addition: (i) in the event of the occurrence of any Default or Event of Default, or (ii) in the event any Material Adverse Change occurs, Borrowers shall promptly, and in any event within three (3) days after actual knowledge thereof, notify Agent Bank in writing of such occurrence; and

          g. Promptly after the same are available, copies of each annual report, quarterly report, proxy or financial statement or other report or communication sent to the stockholders of Guarantor, and copies of all annual, regular, periodic and special reports and registration statements which Guarantor may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Banks pursuant to other provisions of this Section 5.08;

          h. Until Credit Facility Termination, Borrowers and Guarantor shall furnish to Agent Bank, with sufficient copies for distribution to each of the Banks any financial information or other information bearing on the financial status of the Borrowers which is reasonably requested by Agent Bank or Requisite Lenders.

     Section 5.09.  Insurance.

     Borrowers shall obtain, or cause to be obtained, and shall maintain or cause to be maintained with respect to the Casino Facilities, at all times throughout the period commencing on the Closing Date and continuing until Credit Facility Termination at their own cost and expense, and shall deposit with Agent Bank on or before the Closing Date:

          a. Property Insurance. The Borrower Consolidation shall maintain an "All Risk" (special causes of loss or equivalent), including flood and earthquake perils with a sublimit of no less than One Million Dollars ($1,000,000.00), covering the building and improvements, and any other permanent structures for one hundred percent (100%) of the replacement cost. Upon the request of Agent Bank, replacement cost for insurance purposes will be established by an independent appraiser mutually selected by Borrowers and Agent Bank. The policy will include Agreed Amount (waiving co-insurance) and replacement cost valuation and building ordinance endorsements. The policy will include a standard mortgagee clause (ISO form or equivalent) and provide that all losses in excess of One Hundred Thousand Dollars ($100,000.00) be adjusted with the Agent Bank. The Borrowers waive any and all rights of subrogation against Banks.

          b. Personal Property (including machinery, equipment, furniture, fixtures, stock). The Borrower Consolidation shall maintain "All Risk" property coverage for all personal property owned, leased or for which any Borrower is legally liable. Such policy shall include a Lenders Loss Payable endorsement in favor of Agent Bank.

               The policy providing real property and personal property coverages, as specified in 5.09(a) and (b) hereinabove, may include a deductible of no more than Ten Thousand Dollars ($10,000.00) for any single occurrence. Flood and earthquake deductibles can be no more than Twenty- Five Thousand Dollars ($25,000.00), if a separate deductible applies.

          c. Business Interruption/Extra Expense. The Borrower Consolidation shall maintain combined Business Interruption/Extra Expense coverage with a limit representing no less than one hundred percent (100%) of the projected annual net profit plus continuing expenses (including debt service) for the Casino Facilities. Such coverage shall also include extensions for off premises power losses and an extended period of indemnity of ninety (90) days endorsement. These coverages may have a deductible of no greater than twenty-four (24) hours, or Twenty-Five Thousand Dollars ($25,000.00), if a separate deductible applies.

          d. Boiler and Machinery. The Borrower Consolidation shall maintain a Boiler and Machinery policy for the Casino Facilities written on a Comprehensive Form with a combined direct and indirect limit of no less than Two Million Five Hundred Thousand Dollars ($2,500,000.00). The policy shall include extensions for Agreed Amount (waiving co-insurance) and Replacement Cost Valuation. The policy may contain deductibles of no greater than Ten Thousand Dollars ($10,000.00) direct and twenty-four (24) hours indirect.

          e. Crime Insurance. The Borrower Consolidation shall obtain a comprehensive crime policy, including the following coverages:

               (i)  employee   dishonesty  -  Five  Hundred   Thousand   Dollars
                    ($500,000.00);

               (ii) money and securities (inside) - One Hundred Thousand Dollars
                    ($100,000.00);

               (iii)money  and  securities  (outside)  -  One  Hundred  Thousand
                    Dollars ($100,000.00);

               (iv) depositor's   forgery  -  One   Hundred   Thousand   Dollars
                    ($100,000.00);

               (v)  computer fraud - One Hundred Thousand Dollars ($100,000.00).

                    The policy must be amended so that money is defined to include "tokens and chips" (as defined by the Gaming Laws). The policy may contain deductibles of no greater than Fifty Thousand Dollars ($50,000.00) for employee dishonesty and Ten Thousand Dollars ($10,000.00) for all other agreements listed above.

               f. Commercial General Liability (1996 form or equivalent). The Borrower Consolidation shall maintain a Commercial General Liability policy with a One Million Dollar ($1,000,000.00) combined single limit for bodily injury and property damage, including Products Liability, Contractual Liability, and all standard policy form extensions. The policy must provide a Two Million Dollar ($2,000,000.00) general aggregate (per location, if multi-location risk) and be written on an "occurrence form". The policy will include extensions for Liquor legal, Employee Benefits legal, Innkeepers legal and Safe Deposit legal. If the general liability policy contains a self-insured retention, it shall be no greater than Five Thousand Dollars ($5,000.00) per occurrence, with an aggregate retention of no more than One Hundred Thousand Dollars ($100,000.00), including expenses.

                    The policy shall be endorsed to include Agent Bank as an additional insured on behalf of the Banks. Definition of additional insured shall include all officers, directors, employees, agents and representatives of the additional insured. The coverage for additional insured shall apply on a primary basis irrespective of any other insurance whether collectible or not.

               g. Automobile. Borrowers shall maintain a comprehensive Automobile Liability Insurance Policy written under coverage "symbol 1", providing a One Million Dollar ($1,000,000.00) combined single limit for bodily injury and property damage covering all owned, non-owned and hired vehicles of the Borrower Consolidation. If the policy contains a self insured retention it shall be no greater than Five Thousand Dollars ($5,000.00) per occurrence, with an aggregate retention of no more than One Hundred Thousand Dollars ($100,000.00), including expenses.

               h. Workers Compensation and Employers Liability Insurance. The Borrower Consolidation shall maintain a standard workers compensation policy in compliance with all applicable laws of the State of Colorado, including employers liability coverage subject to a limit of no less than One Million Dollars ($1,000,000.00) each employee, One Million Dollars ($1,000,000.00) each accident, One Million Dollars
                    ($1,000,000.00) policy limit. The policy shall include endorsements for Voluntary Compensation Coverage and Stop Gap Liability. If the Borrower Consolidation has elected to self-insure Workers Compensation coverage in the State of Colorado, the Agent Bank must be furnished with a copy of the certificate from the state permitting self-insurance and evidence of a Stop Loss Excess Workers Compensation policy with a specific retention of no greater than One Hundred Fifty Thousand Dollars ($150,000.00).

               i. If the Borrower Consolidation's general liability and automobile policies include a self-insured retention, it is agreed and fully understood that the Borrower Consolidation is solely responsible for payment of all amounts due within said self-insured retentions. Any Indemnification/Hold
                    Harmless provision is extended to cover all liabilities associated with said self-insured retentions.

               j. Umbrella Liability. An Umbrella Liability policy shall be purchased with a limit of not less than Fifteen Million Dollars ($15,000,000.00) providing excess coverage over all limits and coverages indicated in paragraphs (f), (g) and
                    (h) above. The limits can be obtained by a combination of Primary and Excess Umbrella policies, provided that all layers follow form with the underlying policies indicated in
                    (f), (g) and (h) and are written on an "occurrence" form. This policy shall be endorsed to include the Agent Bank as an additional insured on behalf of the Banks, in the same manner set forth in Section 5.09(f) hereinabove.

               k. All policies indicated above shall be written with insurance companies licensed and admitted to do business in the State of Colorado and shall be rated no lower than "A XII" in the most recent addition of A.M. Best and "AA" in the most recent edition of Standard & Poor's, or such other carrier reasonably acceptable to Agent Bank. All policies discussed above shall be endorsed to provide that in the event of a cancellation, non-renewal or material modification, Agent Bank shall receive thirty (30) days prior written notice thereof. The Borrower Consolidation shall furnish Agent Bank with Certificates of Insurance executed by an authorized agent of the applicable insurance company or companies evidencing compliance with all insurance provisions set forth in Section 5.09 (a) through (j) on an annual basis. Certificates of Insurance executed by an authorized agent of each carrier providing insurance evidencing continuation of all coverages set forth in Section 5.09 (a) through (j) will be provided on or before the Closing Date and annually on or before ten (10) days prior to the expiration of each policy. All certificates and other notices related to the insurance program shall be delivered to Agent Bank concurrently with the delivery of such certificates or notices to such carrier or to Borrowers.

               l. Any other insurance reasonably requested by Agent Bank in such amounts and covering such risks as may be reasonably required and customary in the hotel/casino industry in the general location of the Casino Facilities.

     Section 5.10. Taxes.

    Throughout the term of the Credit Facility, Borrowers shall prepare and timely file or cause to be prepared and timely filed all federal, state and local tax returns required to be filed by it, and Borrowers shall pay and discharge prior to delinquency all material taxes, assessments and other governmental charges or levies imposed upon them, or in respect of any of their respective properties and assets except such taxes, assessments and other governmental charges or levies, if any, as are being contested in good faith by Borrowers in the manner which is set forth for such contests by Section 4.07 herein.

     Section 5.11. Permitted Encumbrances Only.

     Until Credit Facility Termination, Borrowers shall not create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, encumbrance, attachment, levy, distraint, or other judicial process or burdens of any kind and nature except the Permitted Encumbrances on or with respect to the Collateral, except (a) with respect to matters described in
Section 5.04 and 5.10, such items as are being discharged, released and/or contested, as the case may be, in the manner described therein, written notice of all tax lien contests and all other items involving amounts in excess of $250,000.00 in the aggregate having been given to Agent Bank, and (b) with respect to any other items involving amounts in excess of $250,000.00 in the aggregate, if any, as are being contested in good faith by appropriate proceedings and for which Borrowers have given written notice thereof to Agent Bank and have maintained adequate reserves for the payment thereof.

     Section 5.12.  Advances.

     Until Credit Facility Termination, if Borrowers should fail (i) to perform or observe, or (ii) to cause to be performed or observed, any covenant or obligation of such Borrowers under this Credit Agreement or any of the other Loan Documents, the failure of which could reasonably be expected to have a Material Adverse Effect, then Agent Bank, upon the giving of reasonable notice, may (but shall be under no obligation to) take such steps as are necessary to remedy any such non-performance or non- observance and provide for payment thereof. All amounts advanced by Agent Bank or Lenders pursuant to this Section
5.12 shall become an additional obligation of Borrowers to Lenders secured by the Security Documentation and other Loan Documents, shall reduce the amount of Available Borrowings and shall become due and payable by Borrowers on the next interest payment date, together with interest thereon at a rate per annum equal to the Default Rate (such interest to be calculated from the date of such advancement to the date of payment thereof by Borrowers).

     Section 5.13. Further Assurances.

     Borrowers,Guarantor, Agent Bank and each of the Banks will, at the expense of the Borrowers, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such amendments or supplements hereto or to any of the Loan Documents and such further documents, instruments and transfers as any such party may reasonably require for the curing of any defect in the execution or acknowledgement hereof or in any of the Loan Documents, or in the description of the Real Property or other Collateral or for the proper evidencing of giving notice of each lien or security interest securing repayment of the Credit Facility. Further, upon the execution and delivery of the Deed of Trust and each of the Loan Documents and thereafter, from time to time, Borrowers shall cause the Deed of Trust and each of the Loan Documents and each amendment and supplement thereto to be filed, registered and recorded and to be refiled, re-registered and re-recorded in such manner and in such places as may be reasonably required by the Requisite Lenders or Agent Bank, in order to publish notice of and fully protect the liens of the Security Documentation and to protect or continue to perfect the security interests created by the Security Documentation in the Collateral and to perform or cause to be performed from time to time any other actions required by law and execute or cause to be executed any and all instruments of further assurance that may be necessary for such publication, perfection, continuation and protection.

     Section 5.14.  Indemnification.

     Borrowers and Guarantor agree to and do hereby jointly and severally indemnify, protect, defend and save harmless Agent Bank and each of the Banks and their respective directors, trustees, officers, employees, agents, attorneys and shareholders (individually an "Indemnified Party" and collectively the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any investigations, suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Credit Agreement, with any other Loan Document or with the transactions contemplated herein and thereby; provided, however, Borrowers and Guarantor shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent, the loss, damage, expense or liability was caused by (a) the gross negligence or willful or intentional misconduct of such Indemnified Party, or (b) the breach of this Credit Agreement or any other Loan Document by such Indemnified Party or the breach of any laws, rules or regulations by an Indemnified Party (other than those breaches of laws arising from any Borrower's or Guarantor's default). In case any action shall be brought against any Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Borrowers and/or Guarantor, Agent Bank shall promptly notify Borrowers and Guarantor in writing, and Borrowers and Guarantor shall assume the defense thereof, including the employment of counsel selected by Borrowers and Guarantor and reasonably satisfactory to Agent Bank, the payment of all costs and expenses and the right to negotiate and consent to settlement. Upon reasonable determination made by an Indemnified Party that such counsel would have a conflict representing such Indemnified Party and Borrowers and Guarantor, the applicable Indemnified Party shall have the right to employ, at the expense of Borrowers, separate counsel in any such action and to participate in the defense thereof. Borrowers and Guarantor shall not be liable for any settlement of any such action effected without its consent, but if settled with Borrowers' or Guarantor's consent, or if there be a final judgment for the claimant in any such action, Borrowers and Guarantor agree to indemnify, defend and save harmless such Indemnified Parties from and against any loss or liability by reason of such settlement or judgment. In the event that any Person is adjudged by a court of competent jurisdiction not to have been entitled to indemnification under this Section 5.14, it shall repay all amounts with respect to which it has been so adjudged. If and to the extent that the indemnification provisions contained in this Section 5.14 are unenforceable for any reason, the Borrowers and Guarantor hereby agree to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law. The provisions of this Section 5.14 shall survive the termination of this Credit Agreement, the repayment of the Credit Facility and the assignment or subparticipation of all or any portion of the Syndication Interest held by any Lender pursuant to Section 10.10.

     Section 5.15. Compliance With Other Loan Documents.

     Borrowers and Guarantor shall comply in all material respects with each and every term, condition and agreement contained in the Loan Documents.

     Section 5.16. Suits or Actions Affecting  Borrowers.

     Until Credit Facility Termination, Borrowers shall promptly advise Agent Bank in writing within ten (10) days of any Borrower's knowledge of (a) any Significant Litigation claims, litigation, proceedings or disputes (whether or not purportedly on behalf of Borrowers) against, or to the actual knowledge of Borrowers, threatened or affecting any Borrower which could reasonably be expected to result in an award of monetary damages in excess of One Million Dollars ($1,000,000.00), (b) any material labor controversy resulting in or threatening to result in a strike against the Casino Facilities, or (c) any proposal by any Governmental Authority to acquire any of the material assets or business of Borrowers.

     Section 5.17.  Maintenance  of  Designated  Deposit  Account.

     Until Credit Facility Termination, Borrowers shall maintain the Designated Deposit Account to facilitate the operational process of the Credit Facility.

     Section 5.18. Notice to Gaming Authorities Board.

     Borrowers shall make all required reports and disclosures to the Gaming Authorities on a timely basis.

Section 5.19.  Tradenames,  Trademarks and Servicemarks.

     No Borrower shall assign or in any other manner alienate its interest in any material tradenames, trademarks or servicemarks relating or pertaining to the Casino Facilities during the term of the Credit Facility, except pursuant to the Security Documentation. No Borrower shall change its name without first giving sixty (60) days prior written notice to Agent Bank, together with evidence reasonably satisfactory to the Agent Bank that all notices and other documents required to be delivered, recorded or filed in order to perfect and protect the security interest granted by such Borrower to the Banks in such trademarks, tradenames and servicemarks and the other Collateral have been so delivered, recorded and/or filed.

     Section 5.20. Notice of Hazardous Materials.

     Within ten (10) days after any Borrower obtaining actual knowledge thereof, Borrowers shall immediately advise Agent Bank and each of the Lenders in writing and deliver a copy of (a) any and all enforcement, clean-up, removal or other governmental or regulatory actions expected to cost in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) instituted, completed or threatened pursuant to any applicable federal, state or local laws, ordinances or regulations relating to any Hazardous Materials (as defined in the Environmental Certificate) affecting the Collateral ("Hazardous Materials Laws"); (b) all claims made or threatened by any third party against any Borrower or the Casino Facilities in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a) and (b) above are hereinafter referred to as "Hazardous Materials Claims"); and (c) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Casino Facilities that could cause the Real Property or any part thereof to be classified as a "border-zone property" under the provisions of, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Casino Facilities under, any Hazardous Materials Laws.

     Section 5.21. Compliance with Statutes, etc.

     Borrowers will comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, domestic or foreign, in respect of the conduct of their business and the ownership of the property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) the non-compliance with which would have a Material Adverse Effect.

     Section 5.22. Compliance with Access Laws.

     a. Borrowers agree that Borrowers and the Casino Facilities shall at all times comply in all material respects with the applicable requirements of the Americans with Disabilities Act of 1990; the Fair Housing Amendments Act of 1988; and other federal, state or local laws or ordinances related to disabled access; or any statute, rule, regulation, ordinance, order of Governmental Authorities, or order or decree of any court adopted or enacted with respect thereto, as now existing or hereafter amended or adopted (collectively, the "Access Laws"). At any time, Agent Bank may require a certificate of compliance with the Access Laws and indemnification agreement in a form reasonably acceptable to Agent Bank. Agent Bank may also require a certificate of compliance with the Access Laws from an architect, engineer, or other third party acceptable to Agent Bank.

     b. Notwithstanding any provisions set forth herein or in any other document, Borrowers shall not alter or permit any tenant or other person to alter the Casino Facilities in any manner which would increase any Borrower's responsibilities for compliance with the Access Laws without the prior written approval of Agent Bank. In connection with such approval, Agent Bank may require a certificate of compliance with the Access Laws from an architect, engineer or other person acceptable to Agent Bank.

     c. Borrowers agree to give prompt written notice to Agent Bank of the receipt by any Borrower of any claims of violation of any of the Access Laws and of the commencement of any proceedings or investigations which relate to compliance with any of the Access Laws.

     d. Borrowers and Guarantor shall and do hereby jointly and severally indemnify, defend and hold harmless Indemnified Parties from and against any and all claims, demands, damages, costs, expenses, losses, liabilities, penalties, fines and other proceedings including, without limitation, reasonable attorneys' fees and expenses arising directly or indirectly from or out of or in any way connected with any failure of the Casino Facilities to comply with any of the Access Laws. The obligations and liabilities of Borrowers and Guarantor under this section shall survive Facility Termination, any satisfaction, assignment, judicial or nonjudicial foreclosure proceeding, or delivery of a deed in lieu of foreclosure.

     Section  5.23.   Compliance  with  Golden   Horseshoe  Lease  and  Estoppel
Certificate.

     Until Credit Facility Termination, Borrowers shall fully perform and comply with or cause to be performed and complied with all of the respective material covenants, material terms and material conditions imposed or assumed by them, or any of them, as lessee under the Golden Horseshoe Lease. None of the Borrowers shall amend, modify or terminate, or enter into any agreement to amend, modify or terminate the Golden Horseshoe Lease without the prior written consent of Agent Bank. Following the Closing Date, Borrowers shall and do hereby agree to use their best efforts to cause all necessary parties to execute and deliver to Agent Bank the Golden Horseshoe Lease Estoppel Certificate in a form and content reasonably acceptable to Agent Bank and its attorneys, as promptly as reasonably possible, but in any event on or before ninety (90) days following the Closing Date.

     Section  5.24.  Updated  Appraisal.

     In the event of the occurrence of a Default or Event of Default or if at any time an appraisal of the Casino Facilities prepared in compliance with FIRREA is determined to be necessary by Agent Bank or Requisite Lenders, Borrowers agree to pay all reasonable fees, costs and expenses incurred by Agent Bank in connection with the engagement and preparation of such appraisal. Borrowers shall not be obligated to pay for more than one of such appraisals.

     Section  5.25.  Payment  Restriction  on BGP Note.

     Until Credit Facility Termination, Borrowers shall not: (a) pay all or any portion of the outstanding principal owing under the BGP Note, (ii) pay any interest, other charges or fees under the BGP Note prior to the date upon which such interest, charges or fees become due and payable, or (iii) upon the occurrence of a Default or Event of Default and so long as such Default or Event of Default remains continuing, pay any interest, other charges or fees owing under the BGP Note.

                                   ARTICLE VI

                               FINANCIAL COVENANTS

     Until Credit Facility Termination, Borrowers and Guarantor agree, as set forth below, to comply or cause compliance with the following Financial Covenants.

     Section 6.01.  Minimum  Annual EBITDA.

     Commencing with the Fiscal Quarter beginning April 1, 1997 and continuing as of each Fiscal Quarter end until Credit Facility Termination, the Borrower Consolidation shall maintain a minimum EBITDA of at least Five Million Dollars ($5,000,000.00) to be calculated for each such Fiscal Quarter together with the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis.

     Section 6.02.  Capital  Expenditures.

     During the period beginning April 1, 1997, through December 31, 1997, Borrowers shall make, or cause to be made, Capital Expenditures to the Casino Facilities in a minimum amount of One Hundred Eighty-Seven Thousand Five Hundred Dollars ($187,500.00). Commencing with the Fiscal Year beginning on January 1, 1998, Borrowers shall make, or cause to be made, annual Capital Expenditures to the Casino Facilities in a minimum amount of Two Hundred Fifty Thousand Dollars ($250,000.00) during each Fiscal Year. In no event shall the Borrower Consolidation expend in excess of Five Hundred Thousand Dollars ($500,000.00) on Non-Financed Capital Expenditures during any Fiscal Year.

     Section 6.03. TFCC Ratio.

     Commencing with the Fiscal Quarter beginning July 1, 1997, the Borrower Consolidation shall maintain a minimum TFCC Ratio of no less than 1.20 to 1.00 as of each Fiscal Quarter end to be calculated on a cumulative basis with respect to each Fiscal Quarter and the most recently ended three (3) preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis.

     Section 6.04.  Restriction on Transfer of Ownership.

     Until Credit Facility Termination, all of the issued and outstanding capital stock of WMCKVC shall be owned by Guarantor and all of the issued and outstanding capital stock of CCCC and WMCKAC shall be owned by WMCKVC.

     Section 6.05. Total Indebtedness.

     The Borrower Consolidation shall not owe or incur any Indebtedness, except as specifically permitted hereinbelow:

     a.   Funded Outstandings under the Credit Facility;

     b. Secured Interest Rate Hedges up to the aggregate amount of Six Million Dollars ($6,000,000.00);

     c Secured purchase money Indebtedness and Capital Lease Liabilities relating to FF&E to be used in connection with the Casino Facilities up to the maximum aggregate principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00) at any time outstanding;

     d. Indebtedness to Guarantor or any Subsidiary or Affiliate of Guarantor which is not a member of the Borrower Consolidation shall not exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate at any time;

     e.   The Indebtedness evidenced by the BGP Note; and

     f. The Subordinated Debt as of the Closing Date and any additional unsecured subordinated debt, the rate of interest and repayment terms of which are first approved in writing by Agent Bank and for which a payment subordination agreement, in the form of Exhibit I hereto, has been first executed in favor of Agent Bank on behalf of Lenders.

     Section  6.06.  Contingent  Liabilities.

     Borrowers shall not incur any Contingent Liabilities, other than Secured Interest Rate Hedges up to the limits provided in Section 6.05(b).

     Section  6.07.  Other  Liens.

     Borrowers shall not grant, consent to or otherwise agree to liens, encumbrances or negative pledges with respect to any of its respective assets or any of the Collateral, other than (a) liens existing as of the Closing Date acceptable to the Agent Bank and disclosed in writing prior to the Closing Date,
(b) liens permitted under the terms of this Credit Agreement as Permitted Encumbrances, and (c) liens created or evidenced by the Security Documentation.

     Section 6.08. Consolidation,  Merger, Sale of Assets, etc.

     No Borrower will wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the forgoing at any future time) all or any material part of its property or assets, except that (i) the Borrowers may make sales of inventory in the ordinary course of business and (ii) the Borrowers may, in the ordinary course of business, sell or otherwise dispose of FF&E which is uneconomic or obsolete subject to the provisions set forth in Section 5.01.

     Section  6.09.  Investment  Restrictions.

     Other than Investments held by Borrowers as of the date of this Credit Agreement or as otherwise permitted herein or approved in writing by Agent Bank, the Borrower Consolidation shall not make any Investments (whether by way of loan, stock purchase, capital contribution, or otherwise) other than the following:

     a.   Direct obligations of the United States Government;

     b.   Prime commercial paper (AA rated or better);

     c. Certificates of Deposit or Repurchase Agreement issued by a commercial bank having capital surplus in excess of One Hundred Million Dollars ($100,000,000.00);

     d. Money market or other funds of nationally recognized institutions investing solely in obligations described in (a), (b) and (c) above;

     e. Loans and advances to Guarantor or to any Subsidiary or Affiliate of Guarantor which is not a member of the Borrower Consolidation shall not exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate at any one time; and

     f.   Investments and Capital Expenditures in the Casino Facilities.

     Section 6.10. Ratio of Guarantor Funded Debt to Borrower Consolidation EBITDA.

     The  ratio  of  Guarantor's   consolidated  Funded  Debt  to  the  Borrower
Consolidation's EBITDA as of the end of each Fiscal Quarter shall be less than or equal to 4.00 to 1.00.

Section 6.11. ERISA. Borrowers shall not:

     a. At any time, permit any Pension Plan which is maintained by Borrowers or to which Borrowers are obligated to contribute on behalf of their employees, in such case if to do so would constitute a Material Adverse Effect, to:

          (i) engage in any non-exempt "prohibited transaction", as such term is defined in Section 4975 of the Code;

          (ii) incur any material "accumulated funding deficiency", as that term is defined in Section 302 of ERISA; or

          (iii)suffer a termination event to occur which may reasonably be expected to result in liability of Borrowers to the Pension Plan or to the Pension Benefit Guaranty Corporation or the imposition of a lien on the Collateral pursuant to Section 4068 of ERISA.

     b. Fail, upon Borrowers becoming aware thereof, promptly to notify the Agent Bank of the occurrence of any "reportable event" (as defined in Section 4043 of ERISA) or of any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code) with respect to any Pension Plan which is maintained by Borrowers or to which Borrowers are obligated to contribute on behalf of their employees or any trust created thereunder.

     c. At any time, permit any Pension Plan which is maintained by Borrowers or to which Borrowers are obligated to contribute on behalf of its employees to fail to comply with ERISA or other applicable laws in any respect that would result in a Material Adverse Effect.

     Section  6.12.  Margin  Regulations.

     No part of the proceeds of the Credit Facility will be used by Borrowers to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of such loans, nor the use of the proceeds of such loans will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

     Section 6.13. No  Subsidiaries.

     Other than WMCKVC's ownership of CCCC and WMCKAC, Borrowers shall not own or create any Subsidiaries without the prior written consent of Agent Bank.

     Section 6.14. Transactions with Affiliates.

     Transactions by Borrowers with Affiliates of Borrowers or Guarantor other than arms length transactions for fair market value shall be and are hereby prohibited.

     Section 6.15. Change in Accounting Principles.

     Except as otherwise provided herein, if any changes in accounting principles from those used in the preparation of the most recent financial statements delivered to Agent Bank pursuant to the terms hereof are hereinafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the Borrowers with the agreement of their independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, standards or terms found herein, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of Borrowers shall be the same after such changes as if such changes had not been made; provided, however, that no change in GAAP that would affect the method of calculation of any of the financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to Agent Bank, Requisite Lenders and Borrowers, to so reflect such change in accounting principles.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

     Section  7.01.  Events of  Default.

     Any of the following events and the passage of any applicable notice and cure periods shall constitute an Event of Default hereunder:

     a. Any representation or warranty made by Borrowers or Guarantor pursuant to or in connection with this Credit Agreement, the Note, the Environmental Certificate, or any other Loan Document or in any report, certificate, financial statement or other writing furnished by Borrowers or Guarantor in connection herewith, shall prove to be false, incorrect or misleading in any materially adverse aspect as of the date when made (unless cured within thirty (30) days of the date when made if such representation or warranty is capable of being cured);

     b. Borrowers shall have defaulted in the payment of any interest on the Note for a period of five (5) days from the date Agent Bank gives written notice that such payment is due or shall have defaulted in the payment of any principal on the Note for two (2) days after written notice thereof is delivered to Borrowers by Agent Bank;

     c. Any of the Security Documentation or any provision thereof shall cease to be in full force and effect in any material respect or shall cease to give the Agent Bank in any material respect the liens, rights, powers and privileges purported to be created thereby or the Borrowers shall default in the due performance or observance of any term, covenant or agreement on their part to be performed or observed pursuant to the Security Documentation for a period of thirty (30) days after written notice thereof is delivered to Borrowers by Agent Bank or any Lender of such failure (or such shorter period following such notice as may be specifically required in any Loan Document), provided that with respect to default of any term, covenant or agreement (other than a Financial Covenant) which cannot be cured within such thirty (30) day period in the reasonable judgment of Agent Bank, Borrowers shall have a period of ninety (90) days to cure such default so long as Borrowers commence such cure within the thirty (30) day period and diligently continues to cure such default;

     d. Borrowers shall have defaulted in the payment of any late charge, Non-usage Fees, expenses, indemnities or any other amount owing under any Loan Document for a period of five (5) days after notice thereof to Borrowers from Agent Bank;

     e. Borrowers or Guarantor shall fail duly and punctually to perform or comply in all material respects with any other term, covenant, condition or promise contained in this Credit Agreement, the Note or any other Loan Document and such failure shall continue for thirty
          (30) days after written notice thereof is delivered to Borrowers and Guarantor by Agent Bank or any Lender of such failure (or such shorter period following such notice as may be required in any Loan Document), provided that with respect to default of any term, covenant or agreement (other than a Financial Covenant) which cannot be cured within such thirty (30) day period in the reasonable judgment of Agent Bank, Borrowers and Guarantor shall have a period of ninety (90) days to cure such default so long as Borrowers and Guarantor commence such cure within the thirty (30) day period and diligently continue to cure such default;

     f. Any Borrower or Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, for all or substantially all of its property, or shall consent to any such relief or to the appointment or taking possession by any such official in any involuntary case or other proceeding against it;

     g. An involuntary case or other proceeding shall be commenced against any Borrower or Guarantor seeking liquidation, reorganization or other relief with respect to itself or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, for all or substantially all of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days;

     h. Any Borrower or Guarantor makes an assignment of all or substantially all of its assets for the benefit of its creditors or admits in writing its inability to pay its debts generally as they become due;

     i. Borrowers shall fail to pay when due in accordance with its terms and provisions any other Indebtedness of such Borrowers which failure would have a Material Adverse Effect and continues beyond the period of grace, if any, therefor;

     j. The occurrence of any event of default, beyond any applicable grace period, or any termination event under the terms of any agreement with any Lender in connection with a Secured Interest Rate Hedge relating to the Credit Facility;

     k. The occurrence of any Reportable Event as defined under the ERISA, which Agent Bank determines reasonably and in good faith constitutes proper grounds for the termination of any employee pension benefit plan or pension plan of any Borrower covered by ERISA by the Pension Benefit Guaranty Corporation or for the appointment by an appropriate United States District Court of a trustee to administer any such plan, which occurs and continues for thirty (30) days after written notice of such determination shall have been given to Borrowers by Agent Bank;

          l. Commencement against any Borrower, any time after the execution of this Credit Agreement, of any litigation which is not stayed, bonded, dismissed, terminated or disposed of to the satisfaction of Requisite Lenders within ninety (90) days after its commencement, and which (i) could materially adversely affect the priority of the encumbrances and security interests granted Agent Bank by the Deed of Trust in the Real Property, or (ii) results in the issuance of a preliminary or permanent injunction which is not dissolved or stayed pending appeal within sixty (60) days of its issuance and which preliminary or permanent injunction materially adversely affects Borrowers' right to use the Real Property as the Casino Facilities;

     m. The failure of any Borrower to hold all necessary Gaming Permits as of the Closing Date. The loss or suspension, other than on account of force majeure, of any Borrower's unrestricted Gaming Permits or the failure of any Borrower to maintain gaming activities in the Casino Facilities other than on account of force majeure for a period in excess of thirty (30) consecutive days;

     n. Any order, judgment or decree shall be entered against any Borrower decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of thirty (30) days, or any Borrower shall otherwise dissolve or cease to exist; or

     o. The occurrence of any default under the Guaranty or the revocation, termination or repudiation of any of the Guarantor's promises, obligations or covenants under the Guaranty.

     Section  7.02.  Default  Remedies.

     Upon the occurrence of any Event of Default, Agent Bank, upon the consent or direction of Requisite Lenders, shall declare the unpaid balance of the Credit Facility, together with the interest thereon, to be fully due and payable, and, Agent Bank shall, upon the consent or direction of Requisite Lenders, exercise any or all of the following remedies:

     a. Terminate the obligation of Lenders to make any advances for Borrowings and may declare all outstanding unpaid Indebtedness hereunder and under the Note and other Loan Documents together with all accrued interest thereon immediately due and payable without presentation, demand, protest or notice of any kind. This remedy will be deemed to have been automatically exercised on the occurrence of any event set out in Sections 7.01(f), (g) or (h) with respect to any Borrower or any Guarantor.

     b. The Banks and/or Agent Bank may exercise any and all remedies available to Banks or Agent Bank under the Loan Documents.

     c. The Banks and/or Agent Bank may exercise any other remedies available to Banks or Agent Bank at law or in equity, including requesting the appointment of a receiver to perform any acts required of Borrowers under this Credit Agreement, and Borrowers hereby specifically consent to any such request by Banks.

     For the purpose of carrying out this section and exercising these rights, powers and privileges, Borrowers hereby irrevocably constitute and appoint Agent Bank as their true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in this paragraph in the name and on behalf of Borrowers. Agent Bank on behalf of Lenders may exercise one or more of Lenders' remedies simultaneously and all its remedies are nonexclusive and cumulative. Lenders shall not be required to pursue or exhaust any Collateral or remedy before pursuing any other Collateral or remedy. Lenders' failure to exercise any remedy for a particular default shall not be deemed a waiver of (i) such remedy, nor their rights to exercise any other remedy for that default, nor (ii) their right to exercise that remedy for any subsequent default.

     Section 7.03.  Application of Proceeds.

     All payments and proceeds received and all amounts held or realized from the sale or other disposition of the Casino Facilities and other Collateral, which are to be applied hereunder towards satisfaction of Borrowers' obligations under this Credit Agreement, shall be applied in the manner set forth in Colorado Revised Statutes or otherwise in the following order of priority:

     a. First, to the payment of all reasonable fees, costs and expenses (including reasonable attorney's fees and expenses) incurred by Agent Bank and Banks, their agents or representatives in connection with the realization upon any of the Collateral;

     b. Next, to the payment in full of any other amounts due under this Credit Agreement and any other Loan Documents (other than the Note);

     c.   Next, to the balance of interest remaining unpaid on the Note;

     d.   Next, to the balance of principal remaining unpaid on the Note;

     e. Next, the balance, if any, of such payments or proceeds to whomever may be legally entitled thereto.

     Section  7.04.  Notices.

     In order to entitle Agent Bank and/or Banks to exercise any remedy available hereunder, it shall not be necessary for Agent Bank and/or Banks to give any notice, other than such notice as may be required expressly herein.

     Section 7.05. Agreement to Pay Attorney's Fees and Expenses.

     Subject to the provisions of Section 10.14, upon the occurrence of an Event of Default, as a result of which Agent Bank and/or Banks shall require and employ attorneys or incur other expenses for the collection of payments due or to become due or the enforcement or performance or observance of any obligation or agreement on the part of Borrowers contained herein, Borrowers and Guarantor shall, on demand, pay to Agent Bank and Banks the actual and reasonable fees of such attorneys (including actual and reasonable allocated costs of in-house legal counsel) and such other reasonable expenses so incurred by Agent Bank and Banks.

     Section 7.06. No Additional  Waiver Implied by One Waiver.

     In the event any agreement contained in this Credit Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

     Section  7.07.  Licensing  of Agent Bank and  Lenders.

     In the event of the occurrence of an Event of Default hereunder or under any of the Loan Documents and it shall become necessary, or in the opinion of Requisite Lenders advisable, for an agent, supervisor, receiver or other representative of Agent Bank and Banks to become licensed under the provisions of the Gaming Laws of the State of Colorado, or rules and regulations adopted pursuant thereto, as a condition to receiving the benefit of any Collateral encumbered by the Security Documentation or other Loan Documents for the benefit of Lenders or otherwise to enforce their rights hereunder or thereunder, Borrowers do hereby give their consent to the granting of such license or licenses and agree to execute such further documents as may be required in connection with the evidencing of such consent.

     Section 7.08.  Exercise of Rights  Subject to  Applicable  Law.

     All rights, remedies and powers provided by this Article VII may be exercised only to the extent that the exercise thereof does not violate any applicable provision of the laws of any Governmental Authority and all of the provisions of this Article VII are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Credit Agreement invalid, unenforceable or not entitled to be recorded or filed under the provisions of any applicable law.

     Section  7.09.  Discontinuance  of  Proceedings.

     In case Agent Bank and/or Banks shall have proceeded to enforce any right, power or remedy under this Credit Agreement, the Note, the Security Documentation or any other Loan Document by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Banks, then and in every such case Borrowers, Guarantor, Agent Bank and/or Banks shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of Agent Bank and Banks shall continue as if such proceedings had not been taken, subject to any binding rule by the applicable court or other tribunal in any such proceeding.

                                  ARTICLE VIII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

     Section  8.01.  No  Abatement  of  Payments.

     If all or any part of the Collateral shall be materially damaged or destroyed, or if title to or the temporary use of the whole or any part of any of the Collateral shall be taken or condemned by a competent authority for any public use or purpose, or by exercise of the power of eminent domain, there shall be no abatement or reduction in the amounts payable by Borrowers hereunder or under the Note, and Borrowers shall continue to be obligated to make such payments.

     Section 8.02. Distribution of Capital Proceeds Upon Occurrence of Fire, Other Perils or Condemnation.

     All monies received from "All Risk" including flood and earthquake insurance policies covering any of the Collateral or from condemnation or similar actions in regard to said Collateral, shall be paid directly to Agent Bank. However, in the event the amount paid to Agent Bank is equal to or less than Five Hundred Thousand Dollars ($500,000.00), such amount shall be paid directly to Borrowers unless a Default or Event of Default shall have occurred and then be continuing. In the event the amount paid to Agent Bank is greater than Five Hundred Thousand Dollars ($500,000.00), then, unless a Default or Event of Default has occurred hereunder and is then continuing, the entire amount so collected or so much thereof as may be required to repair or replace the destroyed or condemned property, shall, subject to the condition set forth below, be released to Borrowers for repair or replacement of the property destroyed or condemned or to reimburse Borrowers for the costs of such repair or replacement incurred prior to the date of such release. If a Default or Event of Default has occurred hereunder and is then continuing such amount may, at the option of Requisite Lenders, be applied to pay the outstanding balance of the Credit Facility. In the event the amount so collected is applied to pay or reduce the outstanding balance of the Credit Facility, the amount received by Agent Bank shall be applied in the priority set forth in Section 7.03 and, if such application is made when a Default or Event of Default has occurred and remains continuing, then Borrowers shall not be entitled to any further Borrowings. In the event Banks are required to release all or a portion of the collected funds to Borrowers for such repair or replacement of the property destroyed or condemned, such release of funds shall be made in accordance with the following terms and conditions:

     a. The repairs, replacements and rebuilding shall be made in accordance with plans and specifications approved by Agent Bank and in accordance with all applicable laws, ordinances, rules, regulations and requirements of Governmental Authorities;

     b. Borrowers shall provide Agent Bank with a detailed estimate of the costs of such repairs or restora- tions;

     c. Borrowers shall satisfy the Requisite Lenders that after the reconstruction is completed, the value of the Casino Facilities, as determined by the Requisite Lenders in their reasonable discretion, will not be less than Seventeen Million Five Hundred Thousand Dollars ($17,500,000.00);

     d. In the Agent Bank's sole reasonable opinion, any undisbursed portion of the Available Borrowings contemplated hereunder, after deposit of such proceeds, is sufficient to pay all costs of reconstruction of the

          Casino Facilities or other Collateral damaged, destroyed or condemned; or if the undisbursed portion of such Credit Facility is not sufficient, Borrowers shall provide evidence reasonably acceptable to Agent Bank of the availability of additional funds sufficient to pay such additional costs of reconstructing the Collateral;

     e. Borrowers have delivered to the Agent Bank a construction contract for the work of reconstruction in form and content, including insurance requirements, acceptable to the Agent Bank with a contractor acceptable to the Agent Bank;

     f. The Requisite Lenders in their reasonable discretion have determined that after the work of reconstruction is completed, the Casino Facilities or Collateral damaged, destroyed or condemned will produce income sufficient to pay all costs of operations and maintenance of the applicable Collateral with a reasonable reserve for repairs, and service all debts secured by the applicable Collateral;

     g. No Default or Event of Default has occurred and is continuing hereunder;

     h. Borrowers have provided evidence reasonably acceptable to Agent Bank of the availability of funds (taking into consideration the amount of Borrowings available and the amount of proceeds, if any, of insurance policies covering property damage and business interruption, loss or rental income in connection with the Casino Facilities or Collateral damaged, destroyed or condemned accruing and immediately forthcoming to the Agent Bank) to be sufficient to service the Indebtedness secured hereby during the period of reconstruction;

     i. Before commencing any such work, Borrowers shall, at its own cost and expense, furnish Agent Bank with appropriate endorsements, if needed, to the "All Risk" insurance policy which Borrowers are then presently maintaining, and course of construction insurance to cover all of the risks during the course of such work;

     j.   Such work shall be commenced by  Borrowers  within one hundred  twenty
          (120) days after (i) settlement shall have been made with the insurance companies or condemnation proceeds shall have been received, and (ii) all the necessary governmental approvals shall have been obtained, and such work shall be completed within a reasonable time, free and clear of all liens and encumbrances, except Permitted Encumbrances; and

     k. Disbursements of such insurance or condemnation proceeds shall be made in the customary manner used by Agent Bank for the disbursement of construction loans.

                                   ARTICLE IX

                                AGENCY PROVISIONS

     Section 9.01. Appointment.

     a. Each Lender hereby (i) designates and appoints WFB as the Agent Bank of such Lender under this Credit Agreement and the Loan Documents,
          (ii) authorizes and directs Agent Bank to enter into the Loan Documents other than this Credit Agreement for the benefit of Lenders, and (iii) authorizes Agent Bank to take such action on its behalf under the provisions of this Credit Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto, subject to the limitations referred to in Sections 9.10(a) and 9.10(b). Agent Bank agrees to act as such on the express conditions contained in this Article IX.

     b. The provisions of this Article IX are solely for the benefit of Agent Bank and Lenders, and Borrowers and Guarantor shall not have any rights to rely on or enforce any of the provisions hereof (other than as expressly set forth in Sections 9.03, 9.09 and 10.10), provided, however, that the foregoing shall in no way limit Borrowers' obligations under this Article IX. In performing its functions and duties under this Credit Agreement, Agent Bank shall act solely as Agent Bank of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrowers, Guarantor or any other Person.

     Section  9.02.  Nature of  Duties.

     Agent  Bank  shall not have any  duties or  responsibilities  except  those expressly set forth in this Credit Agreement or in the Loan Documents. The duties of Agent Bank shall be administrative in nature. Subject to the provisions of Sections 9.05 and 9.07, Agent Bank shall administer the Credit Facility in the same manner as it administers its own loans. Promptly following the effectiveness of this Credit Agreement, Agent Bank shall send to each Lender a duplicate executed original, to the extent the same are available in sufficient numbers, of the Credit Agreement and a copy of each other Loan Document in favor of Lenders and a copy of the filed or recorded Security Documentation, with the originals of the latter to be held and retained by Agent Bank for the benefit of all Lenders. Agent Bank shall not have by reason of this Credit Agreement a fiduciary relationship  in  respect  of  any  Lender.  Nothing  in  this  Credit
          Agreement or any of the Loan Documents, expressed or implied, is intended or shall be construed to impose upon Agent Bank any obligation in respect of this Credit Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrowers, Guarantor and the Collateral in connection with the making and the continuance of the Credit Facility hereunder and shall make its own appraisal of the creditworthiness of the Borrowers, Guarantor and the Collateral, and, except as specifically provided herein, Agent Bank shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter.

     Section 9.03. Disbursement of Borrowings.

     a. Not later than the next Banking Business Day following receipt of a Notice of Borrowing, Agent Bank shall send a copy thereof by facsimile to each other Lender and shall otherwise notify each Lender of the proposed Borrowing and the Funding Date. Each Lender shall make available to Agent Bank (or the funding bank or entity designated by Agent Bank), the amount of such Lender's Pro Rata Share of such Borrowing in immediately available funds not later than the times designated in Section 9.03(b). Unless Agent Bank shall have been notified by any Lender not later than the close of business (San Francisco time) on the Banking Business Day immediately preceding the Funding Date in respect of any Borrowing that such Lender does not intend to make available to Agent Bank such Lender's Pro Rata Share of such Borrowing, Agent Bank may assume that such Lender shall make such amount available to Agent Bank. If any Lender does not notify Agent Bank of its intention not to make available its Pro Rata Share of such Borrowing as described above, but does not for any reason make available to Agent Bank such Lender's Pro Rata Share of such Borrowing, such Lender shall pay to Agent Bank forthwith on demand such amount, together with interest thereon at the Federal Funds Rate. In any case where a Lender does not for any reason make available to Agent Bank such Lender's Pro Rata Share of such Borrowing, Agent Bank, in its sole discretion, may, but shall not be obligated to, fund to Borrowers such Lender's Pro Rata Share of such Borrowing. If Agent Bank funds to Borrowers such Lender's Pro Rata Share of such Borrowing and if such Lender subsequently pays to Agent Bank such corresponding amount, such amount so paid shall constitute such Lender's Pro Rata Share of such Borrowing. Nothing in this Section 9.03(a) shall alter the respective rights and obligations of the parties hereunder in respect of a Defaulting Lender or a Non-Pro Rata Borrowing.

     b. Requests by Agent Bank for funding by Lenders of Borrowings will be made by telecopy. Each Lender shall make the amount of its Pro Rata Share of such Borrowing available to Agent Bank in Dollars and in immediately available funds, to such bank and account, in El Segundo, California as Agent Bank may designate, not later than 9:00 A.M. (San Francisco time) on the Funding Date designated in the Notice of Borrowing with respect to such Borrowing, but in no event earlier than two (2) Banking Business Days following Lender's receipt of the applicable Notice of Borrowing.

     c. Nothing in this Section 9.03 shall be deemed to relieve any Lender of its obligation hereunder to make its Pro Rata Share of Borrowings on any Funding Date, nor shall any Lender be responsible for the failure of any other Lender to perform its obligations to advance its Pro Rata Share of any Borrowing hereunder, and the Pro Rata Share of the Aggregate Commitment of any Lender shall not be increased or decreased as a result of the failure by any other Lender to perform its obligation to advance its Pro Rata Share of any Borrowing.

     Section 9.04. Distribution and Apportionment of Payments.

     a. Subject to Section 9.04(b), payments actually received by Agent Bank for the account of Lenders shall be paid to them promptly after receipt thereof by Agent Bank, but in any event within one (1) Banking Business Day, provided that Agent Bank shall pay to Lenders interest thereon, at the Federal Funds Rate from the Banking Business Day following receipt of such funds by Agent Bank until such funds are paid in immediately available funds to Lenders. Subject to Section 9.04(b), all payments of principal and interest in respect of Funded

          Outstandings, all payments of the fees described in this Credit Agreement, and all payments in respect of any other Obligations shall be allocated among such other Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein. Agent Bank shall promptly distribute, but in any event within one (1) Banking Business Day, to each Lender at its primary address set forth on the appropriate signature page hereof or on the applicable Assignment and Assumption Agreement, or at such other address as a Lender may request in writing, such funds as it may be entitled to receive, provided that Agent Bank shall in any event not be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Lender and may suspend all payments and seek appropriate relief (including, without limitation, instructions from Requisite Lenders or all Lenders, as applicable, or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby. The order of priority herein is set forth solely to determine the rights and priorities of Lenders as among themselves and may at any time or from time to time be changed by Lenders as they may elect, in writing in accordance with Section 10.01, without necessity of notice to or consent of or approval by Borrowers or any other Person. All payments or other sums received by Agent Bank for the account of Lenders (including, without limitation, principal and interest payments, the proceeds of any and all insurance maintained with respect to any of the Collateral, and any and all condemnation proceeds with respect to any of the Collateral) shall not constitute property or assets of the Agent Bank and shall be held by Agent Bank, solely in its capacity as administrative and collateral agent for itself and the other Lenders, subject to the Loan Documents.

     b. Notwithstanding any provision hereof to the contrary, until such time as a Defaulting Lender has funded its Pro Rata Share of Borrowing which was previously a Non Pro Rata Borrowing, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal due in respect of such Non Pro Rata Borrowing, all principal sums owing to such Defaulting Lender hereunder shall be subordinated in right of payment to the prior payment in full of all principal in respect of all Non Pro Rata Borrowing in which the Defaulting Lender has not funded its Pro Rata Share. This provision governs only the relationship among Agent Bank, each Defaulting
          Lender, and the other Lenders; nothing hereunder shall limit the obligation of Borrowers to repay all Borrowings in accordance with the terms of this Credit Agreement. The provisions of this section shall apply and be effective regardless of whether an Event of Default occurs and is then continuing, and notwithstanding (i) any other provision of this Credit Agreement to the contrary, (ii) any instruction of Borrowers as to their desired application of payments or (iii) the suspension of such Defaulting Lender's right to vote on matters which are subject to the consent or approval of Requisite Lenders or all Lenders. No Nonusage Fee shall accrue in favor of, or be payable to, such Defaulting Lender from the date of any failure to fund Borrowings or reimburse Agent Bank for any Liabilities and Costs as herein provided until such failure has been cured, and Agent Bank shall be entitled to (A) withhold or setoff, and to apply to the payment of the defaulted amount and any related interest, any amounts to be paid to such Defaulting Lender under this Credit Agreement, and
          (B) bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. In addition, the Defaulting Lender shall indemnify, defend and hold Agent Bank and each of the other Lenders harmless from and against any and all Liabilities and Costs, plus interest thereon at the Default Rate, which they may sustain or incur by reason of or as a direct consequence of the Defaulting Lender's failure or refusal to abide by its obligations under this Credit Agreement.

     Section 9.05. Rights,  Exculpation,  Etc.

     Neither Agent Bank, any Affiliate of Agent Bank, nor any of their respective officers, directors, employees, agents, attorneys or consultants, shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent Bank shall be liable for its gross negligence or willful misconduct. In the absence of gross negligence or willful misconduct, Agent Bank shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 9.04, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled. Agent Bank shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, any of the Security Documentation or any of the other Loan Documents, or any of the transactions contemplated hereby and thereby; or for the financial condition of the Borrowers, Guarantor or any of their Affiliates. Agent Bank shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Credit Agreement or any of the Loan Documents or the financial condition of the Borrowers, Guarantor or any of their Affiliates, or the existence or possible existence of any Default or Event of Default.

     Section  9.06.  Reliance.

     Agent Bank shall be entitled to rely upon any written notices, statements, certificates, orders or other documents, telecopies or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Credit Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel (including counsel for Borrowers), independent public accountant and other experts selected by it.

     Section  9.07.  Indemnification.

     To the extent that Agent Bank is not reimbursed and indemnified by Borrowers or Guarantor, Lenders will reimburse, within ten (10) Banking Business Days after notice from Agent Bank, and indemnify and defend Agent Bank for and against any and all Liabilities and Costs which may be imposed on, incurred by, or asserted against it in any way relating to or arising out of this Credit Agreement, the Security Documentation or any of the other Loan Documents or any action taken or omitted by Agent Bank or under this Credit Agreement, the Security Documentation or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share; provided that no Lender shall be liable for any portion of such Liabilities and Costs resulting from Agent Bank's gross negligence or willful misconduct. The obligations of Lenders under this Section 9.07 shall survive the payment in full of all Obligations and the termination of this Credit Agreement. In the event that after payment and distribution of any amount by Agent Bank to Lenders, any Lender or third party, including Borrowers or Guarantor, any creditor of Borrowers or Guarantor or a trustee in bankruptcy, recovers from Agent Bank any amount found to have been wrongfully paid to Agent Bank or disbursed by Agent Bank to Lenders, then Lenders, in proportion to their respective Pro Rata Shares, shall reimburse Agent Bank for all such amounts. Notwithstanding the foregoing, Agent Bank shall not be obligated to advance Liabilities and Costs and may require the deposit by each Lender of its Pro Rata Share of any material Liabilities and Costs anticipated by Agent Bank before they are incurred or made payable.

     Section 9.08. Agent Individually.

     With respect to its Pro Rata Share of the Aggregate Commitment hereunder and the Borrowings made by it, Agent Bank shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders", "Requisite Lenders" or any similar terms may include Agent Bank in its individual capacity as a Lender or one of the Requisite Lenders, but Requisite Lenders shall not include Agent Bank solely in its capacity as Agent Bank and need not necessarily include Agent Bank in its capacity as a Lender. Agent Bank and any Lender and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower, Guarantor or any of its Affiliates as if it were not acting as Agent Bank or Lender pursuant hereto.

     Section 9.09. Successor Agent Bank; Resignation of Agent Bank; Removal of Agent Bank.

     a. Agent Bank shall automatically cease to be Agent Bank hereunder in the event a petition in bankruptcy shall be filed by or against Agent Bank or the Federal Deposit Insurance Corporation or any other Governmental Authority shall assume control of Agent Bank or Agent Bank's interests under the Credit Facility. Further, Lenders (other than Agent Bank) may unanimously remove Agent Bank at any time upon the occurrence of gross negligence or wilful misconduct by Agent Bank by giving at least thirty (30) Banking Business Days' prior written notice to Agent Bank, Borrowers and all other Lenders. Such resignation or removal shall take effect upon the acceptance by a successor Agent Bank of appointment pursuant to clause (b) or (c).

     b. Upon any such notice of resignation by or removal of Agent Bank, Requisite Lenders shall appoint a successor Agent Bank which appointment shall be subject to Borrowers' consent (other than upon the occurrence and during the continuance of any Event of Default), which shall not be unreasonably withheld or delayed. Any successor Agent Bank must be a bank (i) the senior debt obligations of which (or such bank's parent's senior unsecured debt obligations) are rated not less than Baa-2 by Moody's Investors Services, Inc. or a comparable rating by a rating agency acceptable to Requisite Lenders and (ii) which has total assets in excess of Ten Billion Dollars ($10,000,000,000.00).

     c. If a successor Agent Bank shall not have been so appointed within said thirty (30) Banking Business Day period, the retiring or removed Agent Bank, with the consent of Borrowers (other than upon the occurrence and during the continuance of any Event of Default) (which may not be unreasonably withheld or delayed), shall then appoint a successor Agent Bank who shall meet the requirements described in subsection (b) above and who shall serve as Agent Bank until such time, if any, as Requisite Lenders, with the consent of Borrowers (other than upon the occurrence and during the continuance of any Event of Default), appoint a successor Agent Bank as provided above.

     Section 9.10. Consent and Approvals.

     a. Each consent, approval, amendment, modification or waiver specifically enumerated in this Section 9.10(a) shall require the consent of Requisite Lenders:

               (i) Approval of Borrowings with less than full compliance with requirements of Article IIIB (Section 2.06);

               (ii) Approval of any  amendment,  modification  or termination or agreement to amend, modify or terminate the Subordinated Debt (Section 5.03);

               (iii)Consent to modification to financial reporting  requirements or production of additional financial or other information (Section 5.08);

               (iv) Approval  of a change in the  method of  calculation  of any financial covenants, standards or terms as a result of a change in accounting principle (Section 6.15);

               (v) Direct Agent Bank to declare the unpaid balance of the Credit Facility fully due and payable (Section 7.02);

               (vi) Direct the disposition of insurance proceeds or condemnation awards under certain circumstances (Section 8.02);

               (vii)Approval of  appointment  of successor  Agent Bank  (Section
                    9.09);

               (viii) Approval of certain Protective Advances (Section 9.11(a));

               (ix) Approval  of a  Post-Foreclosure  Plan and  related  matters
                    (Section 9.11(e));

               (x) Consent to action or proceeding against any Borrower, Guarantor or the Collateral by any Lender (Section 9.12);

               (xi) Except as referred to in subsection  (b) below,  approval of any amendment, modification or termination of this Credit Agreement, or waiver of any provision herein (Section 10.01).

          b.   Each  consent,  approval,   amendment,   modification  or  waiver
               specifically enumerated in Section 10.01(i) through (iii) shall require the consent of all Lenders.

          c. In addition to the required consents or approvals referred to in subsection (a) above, Agent Bank may at any time request instructions from Requisite Lenders with respect to any actions or approvals which, by the terms of this Credit Agreement or of any of the Loan Documents, Agent Bank is permitted or required to take or to grant without instructions from any Lenders, and if such instructions are promptly requested, Agent Bank shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Lender for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent Bank as a result of Agent Bank acting or refraining from acting under this Credit Agreement, the Security Documentation or any of the other Loan Documents in accordance with the instructions of Requisite Lenders or, where applicable, all Lenders. Agent Bank shall promptly notify each Lender at any time that the Requisite Lenders have instructed Agent Bank to act or refrain from acting pursuant hereto.

          d. Each Lender agrees that any action taken by Agent Bank at the direction or with the consent of Requisite Lenders in accordance with the provisions of this Credit Agreement or any Loan Document, and the exercise by Agent Bank at the direction or with the consent of Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders, except for actions specifically requiring the approval of all Lenders. All communications from Agent Bank to Lenders requesting Lenders' determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested, or shall advise each Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, (iii) shall include, if reasonably requested by a Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to Agent Bank by Borrowers or Guarantor in respect of the matter or issue to be resolved, and (iv) shall include Agent Bank's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event within ten (10) Banking Business Days (the "Lender Reply Period"). Unless a Lender shall give written notice to Agent Bank that it objects to the recommendation or determination of Agent Bank (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved of or consented to such recommendation or determination. With respect to decisions requiring the approval of Requisite Lenders or all Lenders, Agent Bank shall submit its recommendation or determination for approval of or consent to such recommendation or determination to all Lenders and upon receiving the required approval or consent shall follow the course of action or determination recommended to Lenders by Agent Bank or such other course of action recommended by Requisite Lenders, and each non-responding Lender shall be deemed to have concurred with such recommended course of action.

     Section 9.11. Agency Provisions Relating to Collateral.

     a. Agent Bank is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Loan Document which may be necessary to perfect and maintain liens of the Security Documentation upon the Collateral granted pursuant to the Loan Documents. Agent Bank may make, and shall be reimbursed by Lenders (in accordance with their Pro Rata Shares), to the extent not reimbursed by Borrowers or Guarantor, for, Protective Advance(s) during any one (1) calendar year with respect to the Collateral up to the sum of (i) amounts expended to pay real estate taxes, assessments and governmental charges or levies imposed upon such Collateral, (ii) amounts expended to pay insurance premiums for policies of insurance related to such Collateral, and
          (iii) One Hundred Thousand Dollars ($100,000.00). Protective Advances in excess of said sum during any calendar year for any Collateral shall require the consent of Requisite Lenders. In addition, Agent Bank is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, to waive the imposition of the late fees provided for in Section 2.08(a) up to a maximum of two (2) times per calendar year, including any extensions.

     b. Lenders hereby irrevocably authorize Agent Bank, at its option and in its discretion, to release any Security Documentation granted to or held by Agent Bank upon any Collateral (i) upon Credit Facility Termination and repayment and satisfaction of all Borrowings, and all other Obligations and the termination of this Credit Agreement, or
          (ii) if approved, authorized or ratified in writing by Agent Bank at the direction of all Lenders. Agent Bank shall not be required to execute any document to evidence the release of the Security Documentation granted to Agent Bank for the benefit of Lenders herein or pursuant hereto upon any Collateral if, in Agent Bank's opinion, such document would expose Agent Bank to liability or create any obligation or entail any consequence other than the release of such Security Documentation without recourse or warranty, and such release shall not in any manner discharge, affect or impair the Obligations or any Security Documentation upon (or obligations of Borrowers in respect of) any property which shall continue to constitute part of the Collateral.

     c. Except as provided in this Credit Agreement, Agent Bank shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by Borrowers or is cared for, protected or insured or has been encumbered or that the Security Documentation granted to Agent Bank herein or in any of the other Loan Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority.

     d. Should Agent Bank (i) employ counsel for advice or other representation (whether or not any suit has been or shall be filed) with respect to any Collateral or any part thereof, or any of the Loan Documents, or the attempt to enforce any security interest or Security Documentation on any of the Collateral, or (ii) commence any proceeding or in any way seek to enforce its rights or remedies under the Loan Documents, irrespective of whether as a result thereof Agent Bank shall acquire title to any Collateral, either through foreclosure, deed in lieu of foreclosure or otherwise, each Lender, upon demand therefor from time to time, shall contribute its share (based on its Pro Rata Share) of the reasonable costs and/or expenses of any such advice or other representation, enforcement or acquisition, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraisers' fees and fees and expenses of attorneys to the extent not otherwise reimbursed by Borrowers or Guarantor; provided that Agent Bank shall not be entitled to reimbursement of its attorneys' fees and expenses incurred in connection with the resolution of disputes between Agent Bank and other Lenders unless Agent Bank shall be the prevailing party in any such dispute. Any loss of principal and interest resulting from any Event of Default shall be shared by Lenders in accordance with their respective Pro Rata Shares. It is understood and agreed that in the event Agent Bank determines it is necessary to engage counsel for Lenders from and after the occurrence of an Event of Default, said counsel shall be selected by Agent Bank.

     e. In the event that all or any portion of the Collateral is acquired by Agent Bank as the result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of Borrowers' or Guarantor's obligations, title to any such Collateral or any portion thereof shall be held in the name of Agent Bank or a nominee or subsidiary of Agent Bank, as agent, for the ratable benefit of Agent Bank and Lenders. Agent Bank shall prepare a recommended course of action for such Collateral (the "Post-Foreclosure Plan"), which shall be subject to the approval of the Requisite Lenders. In the event that Requisite Lenders do not approve such Post- Foreclosure Plan, any Lender shall be permitted to submit an alternative Post-Foreclosure Plan to Agent Bank, and Agent Bank shall submit any and all such additional Post-Foreclosure Plans to the Lenders for evaluation and the approval of Requisite Lenders. In accordance with the approved Post- Foreclosure Plan, Agent Bank shall manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Collateral acquired and administer all transactions relating thereto, including, without limitation, employing a management agent, leasing agent and other agents, contractors and employees, including agents of the sale of such
          Collateral, and the collecting of rents and other sums from such Collateral and paying the expenses of such Collateral; actions taken by Agent Bank with respect to the Collateral, which are not provided for in the approved Post-Foreclosure Plan or reasonably incidental thereto, shall require the consent of Requisite Lenders by way of supplement to such Post-Foreclosure Plan. Upon demand therefor from time to time, each Lender will contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by Agent Bank pursuant to the Post-Foreclosure Plan in connection with the construction, operation, management, maintenance, leasing and sale of such Collateral. In addition, Agent Bank shall render or cause to be rendered by the managing agent, to each of the Lenders, monthly, an income and expense statement for such Collateral, and each of the Lenders shall promptly contribute its Pro Rata Share of any operating loss for such Collateral, and such other expenses and operating reserves as Agent Bank shall deem reasonably necessary pursuant to and in accordance with the Post-Foreclosure Plan. To the extent there is net operating income from such Collateral, Agent Bank shall, in accordance with all applicable Gaming Laws and the Post-Foreclosure Plan, determine the amount and timing of distributions to Lenders. All such distributions shall be made to Lenders in accordance with their respective Pro Rata Shares. Lenders acknowledge that if title to any Collateral is obtained by Agent Bank or its nominee, such Collateral will not be held as a permanent investment but will be liquidated as soon as practicable. Agent Bank shall undertake to sell such Collateral, at such price and upon such terms and conditions as the Requisite Lenders shall reasonably determine to be most advantageous. Any purchase money mortgage or deed of trust taken in connection with the disposition of such Collateral in accordance with the immediately preceding sentence shall name Agent Bank, as agent for Lenders, as the beneficiary or mortgagee. In such case, Agent Bank and Lenders shall enter into an agreement with respect to such purchase money mortgage defining the rights of Lenders in the same Pro Rata Shares as provided hereunder, which agreement shall be in all material respects similar to this Article IX insofar as the same is appropriate or applicable.

     Section 9.12. Lender Actions Against Collateral.

     Each Lender agrees that it will not take any action, nor institute any actions or proceedings, against Borrowers, Guarantor or any other obligor hereunder, under the Security Documentation or under any other Loan Documents with respect to exercising claims against or rights in any Collateral without the consent of Requisite Lenders.

     Section 9.13.  Ratable Sharing.

     Subject to Section 9.03 and 9.04, Lenders agree among themselves that (i) with respect to all amounts received by them which are applicable to the payment of the Obligations, equitable adjustment will be made so that, in effect, all such amounts will be shared among them ratably in accordance with their Pro Rata Shares, whether received by voluntary payment, by counterclaim or cross action or by the enforcement of any or all of the Obligations, or the Collateral, (ii) if any of them shall by voluntary payment or by the exercise of any right of counterclaim or otherwise, receive payment of a proportion of the aggregate amount of the Obligations held by it which is greater than its Pro Rata Share of the payments on account of the Obligations, the one receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such Obligations owed to the others so that all such recoveries with respect to such Obligations shall be applied ratably in accordance with their Pro Rata Shares; provided, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. Borrowers and Guarantor agree that any Lender so purchasing a participation from another Lender pursuant to this Section 9.13 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct credito of Borrowers and Guarantor in the amount of such participation. No Lender shall exercise any setoff, banker's lien or other similar right in respect to any Obligations without the prior written approval by Agent Bank.

     Section 9.14. Delivery of Documents.

     Agent Bank shall as soon as reasonably practicable distribute to each Lender at its primary address set forth on the appropriate counterpart signature page hereof, or at such other address as a Lender may request in writing,
(i)copies of all documents to which such Lender is a party or of which is executed or held by Agent Bank on behalf of such Lender, (ii) all documents of which Agent Bank receives copies from Borrowers or Guarantor pursuant to Article VI and Section 10.03, (iii) all other documents or information which Agent Bank is required to send to Lenders pursuant to the terms of this Credit Agreement,
(iv) other information or documents received by Agent Bank at the request of any Lender, and (v) all notices received by Agent Bank pursuant to Section 5.20. In addition, within fifteen (15) Banking Business Days after receipt of a request in writing from a Lender for written information or documents provided by or prepared by Borrowers, or Guarantor, Agent Bank shall deliver such written information or documents to such requesting Lender if Agent Bank has possession of such written information or documents in its capacity as Agent Bank or as a Lender.

     Section 9.15.  Notice of Events of Default.

     Agent Bank shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (other than nonpayment of principal of or interest on the Credit Facility) unless Agent Bank has received notice in writing from a Lender, Borrowers or Guarantor referring to this Credit Agreement or the other Loan Documents, describing such event or condition and expressly stating that such notice is a notice of a Default or Event of Default. Should Agent Bank receive such notice of the occurrence of a Default or Event of Default, or should Agent Bank send Borrowers or Guarantor a notice of Default or Event of Default, Agent Bank shall promptly give notice thereof to each Lender.

                                    ARTICLE X

                          GENERAL TERMS AND CONDITIONS

     The following terms and conditions shall be applicable throughout the term of this Credit Agreement:

     Section 10.01.  Amendments and Waivers.

     (a) No amendment or modification of any provision of this Credit Agreement shall be effective without the written agreement of Requisite Lenders (after notice to all Lenders), Borrowers and Guarantor (except for amendments to
Section 9.04(a) which do not require the consent of Borrowers or Guarantor), and
(b) no termination or waiver of any provision of this Credit Agreement, or consent to any departure by Borrowers or Guarantor therefrom (except as expressly provided in Section 9.11(a) with respect to waivers of late fees), shall in any event be effective without the written concurrence of Requisite Lenders (after notice to all Lenders), which Requisite Lenders shall have the right to grant or withhold at their sole discretion, except that the following amendments, modifications or waivers shall require the consent of all Lenders:

     (i) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Requisite Lenders, modify this Section
          10.01 or change the definition of "Requisite Lenders", or remove Agent Bank under Section 9.09(a), shall be effective unless consented to by all of the Lenders;

     (ii) increase the Aggregate Commitment or the Syndication Interest of any Lender, release any Collateral except as specifically provided in the Credit Agreement, release the Guaranty or any Guarantor from liability thereunder, extend the Maturity Date or change any provision expressly requiring the consent of all Lenders shall be made without the consent of each Lender; or

     (iii)reduce any fees described in Section 2.07(b) or extend the due date for, or reduce or postpone the amount of, any Scheduled Reductions on the Credit Facility, or reduce the rate of interest or postpone the payment of interest on the Credit Facility, shall be made without the consent of all of the Lenders.

          No amendment, modification,  termination or waiver of any provision of
          Article IX or any other provision referring to Agent Bank shall be effective without the written concurrence of Agent Bank, but only if such amendment, modification, termination or waiver alters the obligations or rights of Agent Bank. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrowers or Guarantor in any case shall entitle Borrowers or Guarantor to any other further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.01 shall be binding on each assignee, transferee or recipient of Agent Bank's or any Lender's Syndication Interest under this Credit Agreement or the Credit Facility at the time outstanding.

     Section 10.02.  Failure to Exercise Rights.

     Nothing herein contained shall impose upon Banks, Borrowers or Guarantor any obligation to enforce any terms, covenants or conditions contained herein. Failure of Banks, Borrowers or Guarantor, in any one or more instances, to insist upon strict performance by Borrowers, Guarantor or Banks of any terms, covenants or conditions of this Credit Agreement or the other Loan Documents, shall not be considered or taken as a waiver or relinquishment by Banks, Borrowers or Guarantor of their right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, strict compliance by Borrowers, Guarantor or Banks with all the terms, covenants and conditions of this Credit Agreement and the other Loan Documents. The consent of Banks, Borrowers or Guarantor to any act or omission by Borrowers, Guarantor or Banks shall not be construed to be a consent to any other or subsequent act or omission or to waive the requirement for Banks', Borrowers' or Guarantor's consent to be obtained in any future or other instance.

     Section 10.03. Notices and Delivery.

     Unless otherwise specifically provided herein, any consent, notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy (or on the next Banking Business Day if such telecopy is received on a non- Banking Business Day or after 5:00 p.m. on a Banking Business Day) or four (4) Banking Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). Notices to Agent Bank pursuant to Articles II shall not be effective until received by Agent Bank. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.03) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in an Assignment and Assumption Agreement or in a written notice to all of the other parties. All deliveries to be made to Agent

Bank for distribution to the Lenders shall be made to Agent Bank at the addresses specified for notice on the signature page hereto and in addition, a sufficient number of copies of each such delivery shall be delivered to Agent Bank for delivery to each Lender at the address specified for deliveries on the signature page hereto or such other address as may be designated by Agent Bank in a written notice.

     Section 10.04. Modification in Writing.

     This Credit Agreement and the other Loan Documents constitute the entire agreement between the parties and supersede all prior agreements, including, without limitation, the Commitment Letter, whether written or oral with respect to the subject matter hereof, including, but not limited to, any term sheets furnished by any of the Banks to Borrowers and/or Guarantor. Neither this Credit Agreement, nor any other Loan Documents, nor any provision herein, or therein, may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     Section  10.05.   Other   Agreements.

     If the terms of any documents, certificates or agreements delivered in connection with this Credit Agreement are inconsistent with the terms of the Loan Documents, Borrowers and Guarantor shall use their best efforts to amend such document, certificate or agreement to the satisfaction of Agent Bank to remove such inconsistency.

     Section 10.06.  Counterparts.

     This Credit Agreement may be executed by the parties hereto in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute but one and the same document.

     Section  10.07.  Rights,  Powers and Remedies are  Cumulative.

     None of the rights, powers and remedies conferred upon or reserved to Agent Bank, Banks, Borrowers or Guarantor in this Credit Agreement are intended to be exclusive of any other available right, power or remedy, but each and every such right, power and remedy shall be cumulative and not alternative, and shall be in addition to every right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute. Any forbearance, delay or omission by Agent Bank, Banks, Borrowers or Guarantor in the exercise of any right, power or remedy shall not impair any such right, power or remedy or be considered or taken as a waiver or relinquishment of the right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, any of said rights, powers and remedies given to Agent Bank, Banks, Borrowers or Guarantor herein. The exercise of any right or partial exercise thereof by Agent Bank, Banks, Borrowers or Guarantor shall not preclude the further exercise thereof and the same shall continue in full force and effect until specifically waived by an instrument in writing executed by Agent Bank or Banks, as the case may be.

     Section 10.08. Continuing Representations.

     All agreements, representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Credit Facility hereunder and the execution and delivery of each other Loan Document until and final payment of all sums owing under the Credit Facility and each of the Credit Facility have been irrevocably terminated.

     Section  10.09.  Successors  and  Assigns.

     All of the terms, covenants, warranties and conditions contained in this Credit Agreement shall be binding upon and inure to the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

     Section 10.10. Assignment of Loan Documents by Borrowers or Syndication Interests by Lenders.

     a. This Credit Agreement and the other Loan Documents to which Borrowers are parties will be binding upon and inure to the benefit of Borrowers, the Agent Bank, each of the Banks, and their respective successors and assigns, except that, Borrowers may not assign their rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Lenders. Any attempted assignment or delegation in contravention of the foregoing shall be null and void. Any Lender may at any time pledge its Syndication Interest in the Credit Facility, the Credit Agreement and the Loan Documents to a Federal Reserve Bank, but no such pledge shall release that Lender from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Lender hereunder absent foreclosure of such pledge.

     b. Each Lender may assign all or any part of its Syndication Interest in the Credit Facility to any Affiliate of such Lender or to any other Lender without consent and to one or more financial institutions that are Eligible Assignees with bthe prior consent of bthe bAgent Bank and

          Borrowers (which consents shall not be unreasonably withheld or delayed); provided, however, that Agent Bank and its Affiliates shall at all times during the life of the Credit Facility hold aggregate Syndication Interests no less than the amount of the largest Syndication Interest held by any Lender in the Credit Facility; and further provided, however, that the minimum amount of each such assignment shall be Ten Million Dollars ($10,000,000.00), or such lesser amount as constitutes the remaining amount of a Lender's Syndication Interest in the Credit Facility (except that there shall be no minimum assignment among the Lenders or to their Affiliates), and each assignee Lender (or assignor if so agreed between the assignee Lender and such assignor) shall pay to the Agent Bank an assignment fee of Two Thousand Five Hundred Dollars ($2,500.00) with respect to each such assignment. Each such assignment shall be evidenced by an assignment substantially in the form of an Assignment and Assumption Agreement or other form reasonably acceptable to Agent Bank, Borrowers and Guarantor. Upon any such assignment, the assignee financial institution shall become a Lender for all purposes under the Credit Agreement and each of the Loan Documents and the assigning Lender shall be released from its further obligations hereunder to the extent of such assignment. Agent Bank agrees to give prompt notice to Borrowers and each of the Lenders of each assignment made under this
          Section 10.10(b) and to deliver to Borrowers and each of the Lenders each revision to the Schedule of Lenders' Proportions in Credit Facility made as a consequence of each such assignment.

     c. Each Lender may sell sub-participations without notice to or consent of the Borrowers or Agent Bank to any Eligible Subparticipant for all or any part of its Syndication Interest in the Credit Facility; provided, however, that (i) such selling Lender shall remain responsible for its total obligations under the Credit Agreement and each of the Loan Documents, (ii) the Borrowers and the Agent Bank shall continue to deal solely with such selling Lender in connection with such Lender's rights and obligations under the Credit Agreement and each of the Loan Documents, and (iii) such selling Lender shall not sell any participation under which the Eligible Subparticipant would have rights to approve any amendment or waiver relating to the Credit Agreement or any Loan Document except to the extent any such amendment or waiver would (1) extend the final Maturity Date or the date for the payment or any installments of fees, principal or interest due in respect of the Credit Facility, (2) reduce the amount of any Scheduled Reduction in respect to the Credit Facility, (3) reduce the interest rates applicable to the Credit Facility or (4) release any material portion of the Collateral or Guarantor. Notwithstanding the foregoing, the rights of the Lenders to make assignments and to grant sub-participations shall be subject to the approval by the Gaming Authorities of the assignee or sub-participant, to the extent required by applicable Gaming Laws.

     Section  10.11.  Action by Lenders.

     Whenever Banks shall have the right to make an election, or to exercise any right, or their consent shall be required for any action under this Credit Agreement or the Loan Documents, then such election, exercise or consent shall be given or made for all Banks by Agent Bank in accordance with the provisions of Section 10.01. Notices, reports and other documents required to be given by Borrowers and/or Guarantor to Banks hereunder may be given by Borrowers and/or Guarantor to Agent Bank on behalf of Banks, with sufficient copies for distribution to each of the Banks, and the delivery to Agent Bank shall constitute delivery to Banks. In the event any payment or payments are received by a Lender other than Agent Bank, Borrowers and Guarantor consent to such payments being shared and distributed as provided herein.

     Section 10.12. Time of Essence.

     Time shall be of the essence of this Credit Agreement.

     Section 10.13.  Choice of Law and Forum.

     This Credit Agreement and each of the Loan Documents shall be governed by and construed in accordance with the internal laws of the State of Nevada without regard to principles of conflicts of law; provided, however, that Colorado law shall govern the perfection and enforcement of the Security Documentation. Borrowers and Guarantor further agree that the full and exclusive forum for the determination of any action relating to this Credit Agreement, the Loan Documents, or any other document or instrument delivered in favor of Banks pursuant to the terms hereof, other than the Security Documentation, shall be either an appropriate Court of the State of Nevada or the United States District Court or United States Bankruptcy Court for the District of Nevada. The full and exclusive forum for the determination of any action relating to the Security Documentation or the Collateral shall either be an appropriate court of the State of Colorado or the United States District or the United States Bankruptcy Court for the District of Colorado.

     Section 10.14. Arbitration.

     a. Other than an action or legal proceeding instituted by Agent Bank for the purpose of exercising any remedy under the Security Documentation, upon the request of any party, whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind (e.g., whether in contract or in tort, statutory or common law, legal or equitable) ("Dispute") now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with the Credit Agreement, Loan Documents or any related agreements, documents, or instruments (collectively the "Documents"), may, by summary proceedings (e.g., a plea in abatement or motion to stay further proceedings), bring an action in court to compel arbitration of any Dispute.

     b. All Disputes between the parties shall be resolved by binding arbitration governed by the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction.

     c. No provision of, nor the exercise of any rights under this arbitration clause shall limit the rights of any party, and the parties shall have the right during any Dispute, to seek, use and employ ancillary or preliminary remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting or foreclosing upon any property, real or personal, which is involved in a Dispute, or which is subject to, or described in, the Documents, including, without limitation, rights and remedies relating to: (i) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under the Security Documentation or other security agreement or instrument, or applicable law, (ii) exercising self-help remedies (including setoff rights) or (iii) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration nor render inapplicable the compulsory arbitration provision hereof.

     Section 10.15.  Waiver of Jury Trial.

     TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWERS, GUARANTOR AND EACH OF THE BANKS EACH MUTUALLY HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS CREDIT AGREEMENT, THE NOTE, THE GUARANTY OR ANY OF THE LOAN DOCUMENTS, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF BORROWERS, GUARANTOR AND BANKS WITH RESPECT TO THIS CREDIT AGREEMENT, THE NOTE, THE GUARANTY OR ANY OF THE LOAN DOCUMENTS, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWERS, GUARANTOR AND EACH OF THE BANKS EACH MUTUALLY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE DEFENDING PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPLAINING PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     Section 10.16.  Scope of Approval and Review.

     Any inspection of the Casino Facilities shall be deemed to be made solely for Banks' internal purposes and shall not be relied upon by the Borrowers, Guarantor or any third party. In no event shall Lenders be deemed or construed to be joint venturers or partners of Borrowers or Guarantor.

     Section 10.17.  Severability of Provisions.

     In the event any one or more of the provisions contained in this Credit Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     Section  10.18.  Cumulative  Nature of Covenants.

     All covenants contained herein are cumulative and not exclusive of each other covenant. Any action allowed by any covenant shall be allowed only if such action is not prohibited by any other covenant.

     Section  10.19.  Costs to Prevailing  Party.

     If any action or arbitration proceeding is brought by any party against any other party under this Credit Agreement or any of the Loan Documents, the prevailing party shall be entitled to recover such costs and attorney's fees as the court in such action or proceeding may adjudge reasonable.

     Section 10.20. Expenses.

     a. Generally. Borrowers and Guarantor agree upon demand to pay, or reimburse Agent Bank for, all of Agent Bank's external audit, legal (to the extent incurred following the Closing Date and not relating to the closing of this Credit Agreement), appraisal, valuation and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (excluding Lenders' travel expenses, other than those travel expenses incurred by Agent Bank both before and after the Closing Date in connection with the sale of Syndication Interests in the Credit Facility, but including, without limitation, the reasonable fees, expenses and disbursements of Agent Bank's internal appraisers, environmental advisors or legal counsel) incurred by Agent Bank at any time (whether prior to, on or after the date of this Credit Agreement) in connection with (i) its own audit and investigation of Borrowers or Guarantor and the Collateral; (ii) the negotiation, preparation and execution of this Credit Agreement (including, without limitation, the satisfaction or attempted satisfaction of any of the conditions set forth in Article III), the Security Documentation and the other Loan Documents and the advance of Borrowings; (iii) the review and, if applicable, acceptance of additional Collateral, including appraisal fees, title charges, recording fees and reasonable attorneys' fees and costs incurred in connection therewith; (iv) any appraisals performed pursuant to
          Section 5.24; (v) the creation, perfection or protection of the Security Documentation on the Collateral (including, without limitation, any fees and expenses for title and lien searches, local counsel in various jurisdictions, filing and recording fees and taxes, duplication costs and corporate search fees); (vi) enforcement of the Credit Agreement, the other Loan Documents, the Borrowings and the Collateral, including, without limitation, consultation with attorneys in connection therewith; and (vii) the protection, collection or enforcement of any of the Obligations or the Collateral, including Protective Advances.

     b. After Event of Default. Borrowers and Guarantor further agree to pay, or reimburse Agent Bank and Lenders, for all reasonable out-of-pocket costs and expenses, including without limitation reasonable attorneys' fees and disbursements incurred by Agent Bank or Lenders after the occurrence of an Event of Default (i) in enforcing any Obligation or in foreclosing against the Collateral or exercising or enforcing any other right or remedy available by reason of such Event of Default;
          (ii) in connection with any refinancing or restructuring of the credit arrangements provided under this Credit Agreement in the nature of a "workout" or in any insolvency or bankruptcy proceeding; (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to Borrowers, or Guarantor and related to or arising out of the transactions contemplated hereby; (iv) in taking any other action in or with respect to any suit or proceeding (whether in bankruptcy or otherwise) relating to the Borrowers or Guarantor or arising out of or relating to the Credit Facility; (v) in protecting, preserving, collecting, leasing, selling, taking possession of, or liquidating any of the Collateral; or (vi) in attempting to enforce or enforcing any lien in any of the Collateral or any other rights under the Security Documentation.

     Section 10.21.  Setoff.

     In addition to any rights and remedies of the Agent Bank provided by law, if any Event of Default exists, Agent Bank is authorized at any time and from time to time, without prior notice to the Borrowers or Guarantor, any such notice being waived by the Borrowers or Guarantor to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by Agent Bank to or for the credit or the account of any Borrower or Guarantor against any and all obligations of Borrowers or Guarantor under the Credit Facility, now or hereafter existing, irrespective of whether or not the Agent Bank shall have made demand under this Credit Agreement or any Loan Document and although such amounts owed may be contingent or unmatured. Agent Bank agrees promptly to notify the Borrowers and Guarantor (and Agent Bank shall promptly notify each Lender) after any such setoff and application made by Agent Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Agent Bank under this Section 10.21 are in addition to the other rights and remedies which Agent Bank may have.

     Section  10.22.  Schedules  Attached.

     Schedules are attached hereto and incorporated herein and made a part hereof as follows:

     Schedule 2.01(a) - Schedule of Lenders' Proportions in Credit Facility

     Schedule 2.01(c) - Aggregate Commitment Reduction Schedule

     Schedule 3.16(a) - Schedule of Existing Real Estate Debt

     Schedule 3.16(b) - Schedule of Existing Equipment Debt

     Schedule 3.17 - Schedule of Significant Litigation

     Schedule 4.16 - Schedule of Spaceleases

     Schedule 4.17 - Schedule of Equipment Leases and Contracts

     Schedule 4.25 - Schedule of Contingent Liabilities

     Section  10.23.  Exhibits  Attached.   Exhibits  are  attached  hereto  and
incorporated herein and made a part hereof as follows:

     Exhibit A - Note - Form

     Exhibit B - Guaranty - Form

     Exhibit C - Notice of Borrowing - Form

     Exhibit D - Authorized Officer's Certificate - Form

     Exhibit E - Closing Certificate - Form

     Exhibit F - Compliance Certificate - Form

     Exhibit G - Legal Opinion - Form

     Exhibit H - Assignment and Assumption Agreement - Form

     Exhibit I - Payment Subordination Agreement - Form

     Exhibit J - Title Report

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed as of the day and year first above written.


BORROWERS:

WMCK VENTURE CORP.,
a Delaware corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

CENTURY CASINOS CRIPPLE
CREEK, INC.,
a Colorado corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

WMCK ACQUISITION
CORP., a Delaware
corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

GUARANTOR:

CENTURY CASINOS, INC.,
a Delaware corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

Address for the Borrower
Consolidation and Guarantor:

26 South Tejon Street
Suite 203
Colorado Springs, CO  80903
Attn:  Norbert Teufelberger

Phone: (719) 473-7770
Fax:   (719) 473-7774

with a copy to:

Douglas R. Wright, Esq.
Parcel, Mauro, Hultin &
Spaanstra, P.C.
1801 California Street
Suite 3600
Denver, CO  80202-2636

Phone: (303) 297-4571
Fax:   (303) 295-3040


BANKS:

WELLS FARGO BANK,
National Association,
Agent Bank and Lender


By /s/ Brad Peterson
--------------------
Brad Peterson
Vice President

Address:

Wells Fargo Bank, N.A.
3800 Howard Hughes Parkway
Las Vegas, NV  89109
Attn:  Dave Kramer, V.P.

Phone: (702) 791-6273
Fax:   (702) 791-6248

wmck.lk/wmck2
032897dsh
                                     - 104 -

SCHEDULE 2.01(a)

                        SCHEDULE OF LENDERS' PROPORTIONS
                               IN CREDIT FACILITY


                                                           PROPORTIONATE
                                                            SYNDICATION
                                 MAXIMUM AMOUNT             INTEREST IN
NAME OF LENDER                    OF PRINCIPAL            CREDIT FACILITY
--------------                    ------------            ---------------
Wells Fargo Bank,
National Association            $ 13,000,000.00                 100%

    TOTAL                       $ 13,000,000.00                 100%
                                ===============                 ====


                               SCHEDULE 2.01(a) TO
                                CREDIT AGREEMENT

EXHIBIT A

                              REVOLVING CREDIT NOTE

$13,000,000.00                                                    March 31, 1997


                  FOR VALUE RECEIVED, the undersigned, WMCK VENTURE CORP., a Delaware corporation, CENTURY CASINOS CRIPPLE CREEK, INC., a Colorado corporation and WMCK ACQUISITION CORP., a Delaware corporation (collectively, the "Borrowers") jointly and severally promise to pay to the order of WELLS FARGO BANK, National Association, as Agent Bank on behalf of itself and the other Lenders as defined and described in the Credit Agreement described hereinbelow (each individually being referred as a "Lender" and collectively as the "Lenders") the unpaid balance of such sums as Lenders may hereafter loan or advance or re-loan to the Borrower from time to time pursuant to the Credit Facility as described in the Credit Agreement, hereinafter defined, the unpaid balance of which shall not exceed in the aggregate the Maximum Permitted Balance at any time, together with interest on the principal balance outstanding from time to time at the rate or rates set forth below commencing on the date of each Borrowing hereunder and continuing until fully paid, as follows:

A. Interest Rate. Interest shall accrue on the entire outstanding principal balance at the Prime Rate plus one percent (1%) per annum. Interest accrued on the outstanding unpaid balance of the principal sum shall be paid quarterly commencing on July 1, 1997 and continuing on October 1, January 1, April 1 and July 1 of each and every year and on the Maturity Date.

B. Principal Repayment. A Scheduled Reduction payment of principal in the amount of Three Hundred Seventy-Five Thousand Dollars ($375,000.00) shall be made quarterly on each Reduction Date as set forth on the Aggregate Commitment Reduction Schedule, Schedule 2.01(c) hereto, until the Maturity Date, on which date the remaining balance of the principal sum, together with all unpaid interest accrued thereon shall be fully paid. Notwithstanding the Scheduled Reductions, principal shall be repaid from time to time as may be necessary to cause the Funded Outstandings to be equal to or less than the Maximum Permitted Balance at all times. Within the foregoing limits, Borrowers may borrow, repay and reborrow the Available Borrowings in accordance with the terms and provisions of the Credit Agreement.

C.   General Conditions.

     (1) Definitions. When used herein the following terms shall have the following meanings:

          Agent Bank shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Aggregate Commitment Reduction Schedule shall mean the Aggregate Commitment Reduction Schedule marked "Schedule 2.01(c)", affixed to this Note and by this reference incorporated herein and made a part hereof, setting forth the Scheduled Reductions and Maximum Scheduled Balance as of each Reduction Date under the Credit Facility.

          Authorized Officer shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Available Borrowings shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Banking Business Day shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Borrowers shall have the meaning set forth in the preamble to this Note.

          Borrowings shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Closing Date shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Credit Agreement shall mean that certain Credit Agreement of even date herewith executed by and among Borrowers, Agent Bank and Lenders, as therein defined, as such

          Credit Agreement may be amended, modified, supplemented or restated from time to time.

          Default Rate shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Dollar(s) and the sign ($) shall mean lawful money of the United States of America.

          Funded Outstandings shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Lender(s) shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Maturity Date shall mean April 1, 2001.

          Maximum Permitted Balance shall have the meaning as defined in Section
          1.01 of the Credit Agreement.

          Maximum Scheduled Balance shall have the meaning as defined in Section
          1.01 of the Credit Agreement.

          Note shall mean this Revolving Credit Note.

          Prime Rate shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Reduction Date(s) shall mean reference to each Reduction Date as set forth on the Aggregate Commitment Reduction Schedule.

          Scheduled Reductions shall mean the amount by which the Aggregate Commitment is reduced on each Reduction Date as set forth on the Aggregate Commitment Reduction Schedule.

          Security  Documentation  shall have the  meaning as defined in Section
          1.01 of the Credit Agreement.

          Syndication  Interest(s)  shall have the meaning as defined in Section
          1.01 of the Credit Agreement.

          WFB shall mean Wells Fargo Bank, National Association.

     (2) Borrowing Procedures. Borrowings hereunder shall be made in accordance with the terms, provisions and procedures set forth in the Credit Agreement.

     (3) Records. The Agent Bank shall record in its records the date and amount of each disbursement made, each repayment and reborrowing. The aggregate unpaid principal amount, rate, and interest amount so recorded shall be calculated by the Agent Bank and shall be binding upon Borrowers subject to Borrowers' right to require corrections of errors in calculation. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of Borrowers hereunder to repay the principal amount outstanding together with all interest accruing thereon.

     (4) Setting and Notice of Rate. The Prime Rate shall be determined by the Agent Bank, and notice of each change thereof shall be given promptly to Borrowers. Each determination of the applicable Prime Rate shall be conclusive and binding upon the Borrowers, in the absence of demonstrable error. The Agent Bank shall, upon written request of Borrowers, deliver to Borrowers a statement showing the computations used by the Agent Bank in determining any rate hereunder.

     (5) Computation of Interest. Computation of interest shall be calculated on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed. The applicable Prime Rate shall be effective the same day as a change in the Prime Rate is announced by WFB as being effective.

     (6)  Prepayments.  This Note may be prepaid at any time in whole or in part
          without   penalty  as  provided  in  Section  2.06(a)  of  the  Credit
          Agreement.

     D.   Default.  The "Late Charges and Default Rate" provisions  contained in
          Section  2.08 and the  "Events of  Default"  provisions  contained  in
          Article VII of the Credit Agreement are hereby incorporated by this reference as though fully set forth herein.

     E. Waivers. Borrowers waive diligence, demand, presentment for payment, protest and notice of protest. Borrowers waive any rights which they might otherwise have under Colorado Revised Statutes ss.ss. 13-50-102 or 13-50-103 (or under any corresponding future statute or rule of law in any jurisdiction) by reason of any release of fewer than all of the Borrowers.

     F. Collection Costs. In the event of the occurrence of an Event of Default, the Borrowers agree to pay all reasonable costs of collection, including a reasonable attorney's fee, in addition to and at the time of the payment of such sum of money and/or the performance of such acts as may be required to cure such default. In the event legal action is commenced for the collection of any sums owing hereunder the undersigned agrees that any judgment issued as a consequence of such action against Borrowers shall bear interest at a rate equal to the Default Rate until fully paid.

     G. Interest Rate Limitation. Notwithstanding any provision herein or in any document or instrument now or hereafter securing this Note, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the applicable laws of the State of Nevada or the United States of America.

     H. Security. This Note is secured by the Security Documentation described in the Credit Agreement.

     I. Governing Law. This Note has been delivered in Las Vegas, Nevada, and shall be governed by and construed in accordance with the laws of the State of Nevada.

     J. Partial Invalidity. If any provision of this Note shall be prohibited by or invalid under any applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of any other provision of this Note.

     K. Incorporation of Credit Agreement. This Note is issued under, and subject to, the terms, covenants and conditions of the Credit Agreement, which Credit Agreement is by this reference incorporated herein and made a part hereof.

     IN WITNESS WHEREOF, this Note has been executed as of the date first hereinabove written.


BORROWERS:

WMCK VENTURE CORP.,
a Delaware corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

CENTURY CASINOS CRIPPLE
CREEK, INC.,
a Colorado corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

WMCK ACQUISITION
CORP., a Delaware
corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

EXHIBIT B
                           GENERAL CONTINUING GUARANTY


     THIS GENERAL CONTINUING GUARANTY ("Guaranty"), dated as of March 31, 1997, is executed and delivered by CENTURY CASINOS, INC., a Delaware corporation (hereinafter referred to as the "Guarantor"), in favor of the Beneficiaries, referred to below, and in light of the following:

                                    RECITALS:

     WHEREAS:

     A. Reference is made to that certain Credit Agreement, dated as of March 31, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among WMCK Venture Corp., a Delaware corporation, Century Casinos Cripple Creek, Inc., a Colorado corporation and WMCK Acquisition Corp., a Delaware corporation (collectively, the "Borrowers"), the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders") and Wells Fargo Bank, National Association, as administrative and collateral agent for the Lenders (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, collectively referred to as the "Banks").

     B. For the purpose of this Guaranty, all capitalized terms not otherwise specifically defined herein shall have the same meaning given them in Section
1.01 of the Credit Agreement as though fully restated verbatim.

     C. In order to induce Beneficiaries to make Borrowings, loans, advances and extend financial accommodations to Borrowers pursuant to the Credit Agreement, and in consideration thereof, and in consideration of any Borrowings, loans, advances, or other financial accommodations heretofore or hereafter extended by Beneficiaries to Borrowers, whether pursuant to the Credit Agreement or otherwise, Guarantor has agreed to guaranty the Guarantied Obligations.

     NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of Beneficiaries, as follows:

     1. Definitions and Construction.

     (a) Definitions. The following terms, as used in this Guaranty, shall have the following meanings:

     "Agent Bank" shall mean Wells Fargo Bank, National Association, as the administrative and collateral agent for each of the Banks under the Credit Agreement.

     "Beneficiaries" shall mean a collective reference to Agent Bank and the Banks.

     "Borrowers"  shall mean  collective  reference  to WMCK  Venture  Corp.,  a
Delaware   corporation,   Century  Casinos  Cripple  Creek,   Inc.,  a  Colorado
corporation and WMCK Acquisition Corp., a Delaware corporation.

     "Credit Agreement" shall have the meaning set forth by Recital A of this Guaranty.

     "Guarantied Obligations" shall mean: (a) the due and punctual payment of the principal of, and interest (including post petition interest and including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, and premium, if any, on the Note; and (b) the due and punctual payment of all present or future Indebtedness owing by Borrowers.

     "Guarantor" shall have the meaning set forth in the preamble to this Guaranty.

     "Guaranty" shall have the meaning set forth in the preamble to this document.

     "Indebtedness" shall mean any and all obligations, indebtedness, or liabilities of any kind or character owed to Beneficiaries, or any of them, and arising directly or indirectly out of or in connection with the Credit Agreement, the Note, the Environmental Certificate, or any of the other Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including post petition interest and including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys' fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrowers are liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Beneficiaries.

     "Lenders" shall have the meaning set forth in Recital Paragraph A of this Guaranty.

     (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Loan Documents; the Credit Agreement; this Guaranty; the Environmental Certificate; and the Note.

     2. Guarantied Obligations. Guarantor hereby irrevocably and unconditionally guaranties to Beneficiaries, as and for its own debt, until final and indefeasible payment thereof has been made, (a) the due and punctual payment of the Guarantied Obligations, in each case when the same shall become due and payable, whether at maturity, pursuant to a mandatory payment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrowers of all of the agreements, conditions, covenants, and obligations of Borrowers contained in the Credit Agreement, the Note, the Environmental Certificate and under each of the other Loan Documents.

     3. Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received and acknowledged by Beneficiaries, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof to the extent permitted by law), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Beneficiaries in existence on the date of such revocation, (d) no payment by Guarantor, Borrowers, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrowers or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which is not, therefore, guarantied hereunder.

     4. Performance under this Guaranty. In the event that Borrowers fail to make any payment of any Guarantied Obligations on or before the due date thereof, or if Borrowers shall fail to perform, keep, observe, or fulfill any other obligations referred to in clause (b) of Section 2 hereof in the manner provided in the Credit Agreement, the Note or the other Loan Documents, as applicable, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

     5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Note. Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Beneficiaries, that the obligations of Guarantor hereunder are independent of the obligations of Borrowers or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrowers or any other guarantor whether Borrowers or any such other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Beneficiaries of whatever remedies they may have against Borrowers or any other guarantor, or the enforcement of any lien or realization upon any security Beneficiaries may at any time possess. Guarantor agrees that any release which may be given by Beneficiaries to Borrowers or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Beneficiaries shall be under no obligation to marshal any property or assets of Borrowers or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

     6. Waivers.

     (a) Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any Borrowings, advances, loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of Agent Bank to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrowers or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Note or any other instrument; (vi) notice of any Default or Event of Default under the Credit Agreement; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any other Loan Document to which Guarantor is party) and demands to which Guarantor might otherwise be entitled.

     (b) To the fullest extent permitted by applicable law, Guarantor waives the right by statute or otherwise to require Beneficiaries to institute suit against Borrowers or to exhaust any rights and remedies which Beneficiaries have or may have against Borrowers. In this regard, Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to Beneficiaries by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of Borrowers or by reason of the cessation from any cause whatsoever of the liability of Borrowers in respect thereof.

     (c) To the maximum extent permitted by law, Guarantor hereby waives: (i) any rights to assert against Beneficiaries any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrowers or any other party liable to Beneficiaries; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Beneficiaries; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder; and (v) any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties including, without limitation, the benefits of Nevada Revised Statutes ss.ss. 40.430 - 40.459, 40.475 and 40.485 as permitted by Nevada Revised Statutes ss. 40.495 (1989).

     (d) Guarantor agrees that if all or a portion of the Indebtedness or this Guaranty is at any time secured by a deed of trust or mortgage covering interests in real property, Beneficiaries, in their sole discretion, without notice or demand and without affecting the liability of Guarantor under this Guaranty, may foreclose (pursuant to the terms of the Credit Agreement or otherwise) the deed of trust or mortgage and the interests in real property secured thereby by non-judicial sale. Guarantor understands that the exercise of Beneficiaries of certain rights and remedies contained in the Credit Agreement and any such deed of trust or mortgage may affect or eliminate Guarantor's right of subrogation against Borrowers and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder. Nevertheless, Guarantor hereby authorizes and empowers Beneficiaries to exercise, in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, Guarantor shall remain bound under this Guaranty including its obligation to pay any deficiency following a non-judicial foreclosure.

     (e) Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against the Borrowers that arises hereunder and/or from the performance by Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Beneficiaries against the Borrowers or any security which Beneficiaries now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

     7. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Beneficiaries may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Credit Agreement, the Note, or any of the other Loan Documents or may grant other indulgences to Borrowers in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement, the Note, or any of the other Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations (including the Collateral) or any other guaranty of the Guarantied Obligations, or any portion thereof.

     8. No Election. Beneficiaries shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by
Beneficiaries to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Beneficiaries' right to proceed in any other form of action or proceeding or against other parties unless Beneficiaries have expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Beneficiaries under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Beneficiaries finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

     9. Indefeasible Payment. The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Beneficiaries are no longer subject to any right on the part of any person whomsoever, including Borrowers, Borrowers as debtors in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrowers' assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to Beneficiaries is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount Beneficiaries are required to repay plus any and all costs and expenses (including attorneys' fees) paid by Beneficiaries in connection therewith.

     10. Financial Condition of Borrowers and Guarantor.

     a. Guarantor represents and warrants to Beneficiaries that it is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to Beneficiaries that it has read and understands the terms and conditions of the Credit Agreement, the Note and the other Loan Documents. Guarantor hereby covenants that it will continue to keep itself informed of Borrowers' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

     b. Guarantor shall deliver to Agent Bank, with sufficient copies thereof for each of the Lenders, promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication that shall have been sent to the stockholders of Guarantor, and copies of all annual, regular, periodic and special reports and registration statements which Guarantor shall have filed or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934.

     11. Intentionally omitted.

     12. Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys' fees) incurred by Beneficiaries in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Beneficiaries constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

     13. Guarantor agrees to pay Beneficiaries' reasonable out-of-pocket costs and expenses, including, but not limited to, legal fees and disbursements, incurred in any effort (which shall include those incurred in investigations of and advising on matters relating to the Beneficiaries' rights and remedies) to collect or enforce any of sums owing under this Guaranty whether or not any lawsuit is filed. Until paid to the Beneficiaries' such sums will bear interest at the Default Rate set forth in the Credit Agreement.

     14. Costs to Prevailing Party. If any action or proceeding is brought by any party against any other party under this Guaranty, the prevailing party shall be entitled to recover such costs and attorney's fees as the court in such action or proceeding may adjudge reasonable.

     15. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by telefacsimile, telexed, or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telefacsimile or telex or five (5) Banking Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 15) shall be as set forth below, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties:

                  If to Guarantor:                   Century Casinos, Inc.,
                                                     a Delaware corporation
                                                     26 South Tejon Street
                                                     Suite 203
                                                     Colorado Springs, CO  80903
                                                     Attn:  Norbert Teufelberger

                  With a copy to:                    Douglas R. Wright, Esq.
                                                     Parcel, Mauro, Hultin &
                                                     Spaanstra, P.C.
                                                     1801 California Street
                                                     Suite 3600
                                                     Denver, CO  80202-2636

                  If to Beneficiaries
                  c/o Agent Bank:                    Wells Fargo Bank,
                                                     National Association
                                                     Gaming Division
                                                     3800 Howard Hughes Parkway
                                                     Las Vegas, NV  89109

                                                     Attn: Dave Kramer, V.P.

                  With a copy to:                    Timothy J. Henderson, Esq.
                                                     Henderson & Nelson
                                                     164 Hubbard Way, Suite B
                                                     Reno, NV  89502

     16. Cumulative Remedies. No remedy under this Guaranty, under the Credit Agreement, the Note, or any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, the Note, or any other Loan Document, and those provided by law. No delay or omission by Beneficiaries to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof.

     No failure on the part of Beneficiaries to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

     17. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     18. Entire Agreement; Amendments. This Guaranty, together with the Credit Agreement, the Payment Subordination Agreement and other Loan Documents to which Guarantor is a party, constitute the entire agreement between Guarantor and Beneficiaries pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provisions hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Beneficiaries. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

     19. Successors and Assigns. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Beneficiaries; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Beneficiaries' prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Beneficiaries, the rights and benefits herein conferred upon Beneficiaries shall automatically extend to and be vested in such assignee or other transferee.

     20. Choice of Law and Venue; Service of Process.

     THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTOR AND BENEFICIARIES, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. ALL JUDICIAL

PROCEEDINGS BROUGHT AGAINST GUARANTOR WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEVADA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS ASSETS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE.

     21. Arbitration.

     a. Upon the request of any party, whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind (e.g., whether in contract or in tort, statutory or common law, legal or equitable) ("Dispute") now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with the Credit Agreement, Loan Documents or any related agreements, documents, or instruments (collectively the "Documents"), may, by summary proceedings (e.g., a plea in abatement or motion to stay further proceedings), bring an action in court to compel arbitration of any Dispute.

     b. All Disputes between the parties shall be resolved by binding arbitration governed by the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction.

     c. No provision of, nor the exercise of any rights under this arbitration clause shall limit the rights of any party, and the parties shall have the right during any Dispute, to seek, use and employ ancillary or preliminary remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting or foreclosing upon any property, real or personal, which is involved in a Dispute, or which is subject to, or described in, the Documents, including, without limitation, rights and remedies relating to: (i) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under the Security Documentation or other security agreement or instrument, or applicable law, (ii) exercising self-help remedies (including setoff rights) or (iii) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration nor render inapplicable the compulsory arbitration provision hereof.

     22. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND EACH OF THE BENEFICIARIES EACH MUTUALLY HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND BENEFICIARIES WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND EACH OF THE BENEFICIARIES EACH MUTUALLY HEREBY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE DEFENDING PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPLAINING PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty as of the day and year first written above.


CENTURY CASINOS, INC.,
a Delaware corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

EXHIBIT C
                                     FORM OF
                               NOTICE OF BORROWING


     TO: WELLS FARGO BANK, National Association, in its capacity as Agent Bank under that certain Credit Agreement, dated as of March 31, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among WMCK VENTURE CORP., a Delaware
          corporation,   CENTURY  CASINOS   CRIPPLE  CREEK,   INC.,  a  Colorado
          corporation and WMCK ACQUISITION CORP., a Delaware corporation (collectively the "Borrowers"), the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders") and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, collectively referred to as the "Banks"). Capitalized terms used herein without definition shall have the meanings attributed to them in Section 1.01 of the Credit Agreement.

     Pursuant to Section 2.03(a) of the Credit Agreement, this Notice of Borrowing represents Borrowers' request for a Borrowing to be advanced on _____________, 19___ (the "Funding Date") from the Lenders (each to advance in proportion to their respective Syndication Interests) in the aggregate principal amount of ________________________________________. Proceeds of such Borrowing are to be disbursed on the Funding Date in immediately available funds to the Designated Deposit Account at Agent Bank's Main Branch at __________________, _______, Nevada, Account No. _________________.

     Borrowers hereby certify that (i) the representations and warranties contained in Article IV of the Credit Agreement, in each of the Loan Documents and in the Environmental Certificate (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date), shall be true and correct in all material respects on and as of the Funding Date as though made on and as of the Funding Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank; (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document or will result from the making of the requested Borrowing; (iii) Borrowers have and shall have satisfied all conditions precedent under Article III B of the Credit Agreement required to be performed by them on or before the Funding Date (unless otherwise waived pursuant to the terms of the Credit Agreement); (iv) since the date of the most recent audited financial statements referred to in Sections
3.19 and 5.08(b) of the Credit Agreement, no Material Adverse Change shall have occurred; and (v) the aggregate of all Borrowings does not (and after giving effect to the requested Borrowing, will not) exceed the Maximum Availability then in effect.

     Borrowers further certify that as of the Funding Date, without regard to the requested Borrowing:

     A.   The Maximum Permitted Balance is $__________

     B.   The Funded Outstandings are $__________

     C.   The Maximum Availability (A minus B) is $__________

     The Borrowers have caused this Notice of Borrowing to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ____ day of _____________, 199__.




WMCK VENTURE CORP., a
Delaware corporation,
CENTURY CASINOS CRIPPLE
CREEK, INC., a Colorado
corporation and WMCK
ACQUISITION CORP., a
Delaware corporation


Name:______________________

Title: Authorized Officer

Print
Name:______________________

EXHIBIT D

                        AUTHORIZED OFFICER'S CERTIFICATE
                                       OF
                               WMCK VENTURE CORP.,
                             A DELAWARE CORPORATION,
                      CENTURY CASINOS CRIPPLE CREEK, INC.,
                           A COLORADO CORPORATION AND
                             WMCK ACQUISITION CORP.,
                             A DELAWARE CORPORATION

     The undersigned hereby certify that the following persons currently have been authorized to act on behalf of WMCK VENTURE CORP., a Delaware corporation, CENTURY CASINOS CRIPPLE CREEK, INC., a Colorado corporation and WMCK ACQUISITION CORP., a Delaware corporation (collectively the "Borrowers"), holding the positions indicated next to their names, that the signatures appearing opposite their names below are true and genuine signatures of such persons, and that each of such persons shall be deemed an "Authorized Officer" as defined in and for the purposes used in connection with the Credit Agreement (as may be amended or modified from time to time, the "Credit Agreement"), dated as of the date hereof, executed by and among the Borrowers, the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders") and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, collectively referred to as the "Banks"), and such Authorized Officers are authorized to deliver on behalf of the Borrowers the Notices of Borrowings, Compliance Certificates and all other notices, requests, reports, consents, certifications and authorizations on behalf of the Borrowers under the Credit Agreement, and have been duly authorized by each of the Borrowers as "Authorized Officers" for all purposes under the Credit Agreement and each related Loan Document.

     All capitalized terms used but not otherwise defined in this Certificate shall have the same meanings as set forth in the Credit Agreement.

                                     POSITION
                                    IN EACH OF
    NAME                            BORROWERS                       SIGNATURE
--------------------------------------------------------------------------------
Norbert Teufelberger             CFO*/Secretary          /s/Norbert Teufelberger

James D. Forbes                  President               /s/James D. Forbes

Larry Hannappel                  CFO**/Treasurer         /s/Larry Hannappel

*CFO of Century Casinos Cripple Creek, Inc. and WMCK Acquisition Corp only. **CFO and Treasurer of WMCK Venture Corp only.

     IN WITNESS WHEREOF, the undersigned secretaries of each of the Borrowers have executed the foregoing Certificate on behalf of Borrowers as of the 31 day of March, 1997.


BORROWERS:

WMCK VENTURE CORP.,
a Delaware corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

CENTURY CASINOS CRIPPLE
CREEK, INC.,
a Colorado corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

WMCK ACQUISITION
CORP., a Delaware
corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

EXHIBIT E

                               CLOSING CERTIFICATE


     TO: WELLS FARGO BANK, National Association, in its capacity as Agent Bank under that certain Credit Agreement, dated as of March 31, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among WMCK VENTURE CORP., a Delaware
          corporation,   CENTURY  CASINOS   CRIPPLE  CREEK,   INC.,  a  Colorado
          corporation and WMCK ACQUISITION CORP., a Delaware corporation (collectively the "Borrowers"), the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders") and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, collectively referred to as the "Banks"). Capitalized terms used herein without definition shall have the meanings attributed to them in Section 1.01 of the Credit Agreement.

     THE UNDERSIGNED, as Authorized Officers of Borrowers, do hereby make the following certifications effective as of the Closing Date pursuant to Article III of the Credit Agreement:

     (a) the representations and warranties contained in Article IV of the Credit Agreement and contained in each of the other Loan Documents are true and correct on and as of the Closing Date in all material respects as though such representations and warranties had been made on and as of the Closing Date;

     (b) Since the date of the most recent financial statements referred to in Sections 3.19 and 5.08(b) of the Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change or Material Adverse Effect has occurred;

     (c) no event (i) has occurred and is continuing or (ii) would occur as a result of any Borrowing contemplated under the Credit Agreement, or (iii) would result from the making thereof, which (in the case of (i), (ii) or (iii) above) constitutes a Default or Event of Default under the terms of the Credit Agreement;

     (d) Borrowers have, as of the Closing Date, performed and complied with all agreements and conditions that are contained in the Credit Agreement and that the Credit Agreement requires Borrowers to perform and comply with prior to or as of the Closing Date;

     (e) The Credit Agreement, the Note and the other Loan Documents have been duly authorized by all necessary action of each Borrower's Board of Directors and have been executed and delivered on behalf of each Borrower by a duly authorized representative thereof; and

     (f) Concurrently herewith, Borrowers have delivered to Agent Bank a true and correct copy of the articles of incorporation and bylaws of each of the Borrowers, together with all amendments thereto adopted through the date hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 31st day of March, 1997.


WMCK VENTURE CORP.,
a Delaware corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

CENTURY CASINOS CRIPPLE
CREEK, INC., a Colorado
corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

WMCK ACQUISITION
CORP., a Delaware
corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director
                                      - 2 -

EXHIBIT F
                             COMPLIANCE CERTIFICATE


TO:      WELLS FARGO BANK, National Association,
         as Agent Bank

     Reference is made to that certain Credit Agreement, dated as of March 31, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among WMCK VENTURE CORP., a Delaware corporation, CENTURY CASINOS CRIPPLE CREEK, INC., a Colorado corporation and WMCK ACQUISITION CORP., a Delaware corporation (collectively the "Borrowers"), CENTURY CASINOS, INC., a Delaware corporation (the "Guarantor"), the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders"), and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, collectively referred to as the "Banks"). Terms defined in the Credit Agreement and not otherwise defined in this Compliance Certificate ("Certificate") shall have the meanings defined and described in the Credit Agreement. This Certificate is delivered in accordance with Section 5.08(b) and
(e) of the Credit Agreement.

     The period under review is the Fiscal Quarter ended [Insert Date] together with, unless otherwise indicated, the three (3) immediately preceding Fiscal Quarters on a rolling four (4) Fiscal Quarter basis.

                                       I.

                      COMPLIANCE WITH AFFIRMATIVE COVENANTS

A.       FF&E (Section 5.01): Amount of FF&E
         sold or disposed and not replaced
         by FF&E of equivalent value and
         utility.                                               $______________

B.       Compliance with Payment
         Subordination Agreement (Section
         5.03): Report the amount of any
         payments made on the Subordinated
         Debt:

         Interest                                               $______________

         Principal                                              $______________

C.       Liens Filed (Section 5.04):  Report
         any liens filed against the Real
         Property and the amount claimed in
         such liens.  Describe actions being
         taken with respect thereto.                            _______________

D.       Other Real Property (Section 5.06):
         -------------------
         Other than the Real Property
         presently encumbered by the
         Security Documentation, attach a
         legal description and describe the
         use of any other real property or
         rights to the use of real property
         which is used in any material
         manner in connection with the
         Casino Facilities.  Attach evidence
         that such real property or rights
         to the use of such real property
         has been added as Collateral under
         the Security Documentation.                             ______________

E.       Permitted Encumbrances (Section
         ----------------------
         5.11): Describe any mortgage, deed
         of trust, pledge, lien, security
         interest, encumbrance, attachment,
         levy, distraint or other judicial
         process or burden affecting the
         Collateral other than the Permitted
         Encumbrances.  Describe any matters
         being contested in the manner
         described in Sections 5.04 and 5.10
         of the Credit Agreement.                                ______________

F.       Suits or Actions (Section 5.16):
         Describe on a separate sheet any
         matters requiring advice to Banks
         under Section 5.16.                                     ______________

G.       Notice of Hazardous Materials
         (Section 5.20): State whether or
         not to your knowledge there are any
         matters of which Banks should be
         advised under Section 5.20.  If so,
         attach a detailed summary of such
         matter(s).                                              ______________

H.       Compliance with Golden Horseshoe
         --------------------------------
         Lease (Section 5.23): Describe all
         -----
         defaults, if any, which occurred
         during the period under review
         under the Golden Horseshoe Lease.
         Describe any modifications or
         amendments to the Golden Horseshoe
         Lease.  State whether or not such
         modifications or amendments have
         been consented to by Agent Bank as
         required under Section 5.23 of the
         Credit Agreement.                                       ______________

I.       Payment Restriction on BGP Note
         (Section 5.25): Report the amount of any payments made on the BGP Note:

         Interest                                                $_____________

         Principal (nonpermitted)                                $_____________


                                       II.

                               FINANCIAL COVENANTS


A.       Minimum Annual EBITDA (Section 6.01):

         To be calculated with respect to the Borrower Consolidation on a cumulative basis with respect to the Fiscal Quarter under review and the most recently ended three (3) preceding Fiscal Quarters on a four
         (4) Fiscal Quarter basis commencing with the first Fiscal Quarter beginning April 1, 1997

         a.       Net Income                                      $____________

         b.       Plus Interest Expense (accrued
                  and capitalized) to the extent
                  deducted in the determination
                  of Net Income                                 + $____________

         c.       Plus the aggregate amount of
                  Federal and state taxes on or
                  measured by income (whether or
                  not payable during the period
                  under review) to the extent
                  deducted in the determination
                  of Net Income                                 + $____________

         d.       Plus depreciation, amortization
                  and all other non-cash expenses
                  for the period under review to
                  the extent deducted in the
                  determination of Net Income
                                                                + $____________

         e.       TOTAL ANNUAL EBITDA                             $____________
                  (a + b + c + d)

         Minimum Annual EBITDA Required                           $5,000,000.00

B.       Minimum Capital Expenditures
         (Section 6.02):  To be reported with
         respect to the Borrower
         Consolidation for each Fiscal Year,
         commencing with the Fiscal Year
         beginning on January 1, 1997:

         a.       With respect to the Casino
                  Facilities set forth the
                  aggregate amount of Capital
                  Expenditures during the Fiscal
                  Year under review.                              $____________

         b.       Set forth that portion of the
                  aggregate amount of Capital
                  Expenditures which were Non-
                  Financed Capital Expenditures                   $____________

                  Minimum aggregate Capital
                  Expenditures during period
                  beginning April 1, 1997 through                 $  187,500.00
                  December 31, 1997 are

                  Minimum aggregate Capital
                  Expenditures on and after
                  January 1, 1998 are                             $  250,000.00

                  Maximum Non-Financed Capital
                  Expenditures are                                $  500,000.00

C.       TFCC Ratio (Section 6.03):  To be
         ----------
         calculated with respect to the
         Borrower Consolidation, commencing
         with the Fiscal Quarter beginning
         July 1, 1997, on a cumulative basis
         with respect to each Fiscal Quarter
         and the most recently ended three
         (3) preceding Fiscal Quarters on a
         rolling four (4) Fiscal Quarter
         basis, unless otherwise noted:

         Numerator:                                               $____________

         (a)      Net profit after cash taxes                     $____________

         (b)      Plus Interest Expense (accrued
                  and capitalized)                              + $____________

         (c)      Plus depreciation and
                  amortization                                  + $____________

         (d)      Minus Dividends and
                  Distributions paid                            - $____________

         (e)      Minus Non-Financed Capital
                  Expenditures incurred during
                  the period under review                       - $____________

         (f)      TOTAL NUMERATOR
                  (a + b + c - d - e)                             $____________

         Denominator:                                           /

         (g)      Interest Expense actually paid                  $____________

         (h)      Plus current portion of
                  scheduled principal payments on
                  long term debt and Capitalized
                  Lease Liabilities                             + $____________

         (i)      Plus actual interest and
                  principal paid (without
                  duplication) on Subordinated
                  Debt                                          + $____________

         (j)      TOTAL DENOMINATOR
                  (g + h + i)                                     $____________

         TFCC Ratio (f / j)                                       :1

         Minimum TFCC Ratio shall be no less
         than                                                     1.20 to 1.00

D.       No Transfer of Ownership (Section
         6.04): On a separate sheet describe
         in detail any transfers or
         hypothecations of Guarantor
         ownership interest in WMCKVC or
         WMCKVC ownership interests in CCCC
         or WMCKAC not permitted under
         Section 6.04                                              ____________

E.       Total Indebtedness (Section 6.05)
         With respect to the Borrower
         Consolidation:

         a.       Set forth the aggregate amount
                  of outstanding Secured Interest
                  Rate Hedges
                                                                 $_____________

                  Maximum Permitted                              $6,000,000.00

         b.       Set forth the aggregate amount
                  of secured purchase money
                  Indebtedness and Capital Lease
                  Liabilities                                    $_____________

                  Maximum Permitted                              $   250,000.00

         c.       Set forth aggregate amount of
                  Indebtedness to Guarantor or
                  any Subsidiary or Affiliate of
                  Guarantor which is not a member
                  of the Borrower Consolidation                  $_____________

                  Maximum Permitted                              $   100,000.00

         d.       Set forth the cumulative
                  aggregate of all Subordinated
                  Debt
                                                                 $_____________

                  Did Agent Bank give prior
                  written consent to the
                  incurrence of all Subordinated
                  Debt set forth above                          yes/no

F.       Contingent Liabilities (Section
         6.06):  Describe any Contingent
         Liabilities incurred by Borrowers
         which are not permitted by
         Section 6.06                                            ______________

G.       Other Liens (Section 6.07):  On a
         separate sheet describe in detail
         any and all liens, encumbrances
         and/or negative pledges not
         permitted under Section 6.07                            ______________

H.       No Merger (Section 6.08):  On a
         separate sheet describe any and all
         mergers, consolidations and/or asset
         sales not permitted under Section
         6.08                                                    ______________

I.       Restriction on Investments (Section
         6.09): Describe any Investments made
         which are not permitted under                           ______________
         Section 6.09

J.       Ratio of Guarantor Funded Debt to
         Borrower Consolidation EBITDA Ratio
         (Section 6.10):

         Guarantor FUNDED DEBT

         To be calculated with respect to the Guarantor as of the last day of the Fiscal Quarter set forth above:

         a.       The daily average during the
                  last month of the period under
                  review of both long-term and
                  current portions (without
                  duplication) of all interest
                  bearing Indebtedness and
                  Capitalized Lease Liabilities                   $____________

         b.       Plus the total, as of the last
                  day of the period under review,
                  of all Contingent Liabilities
                  (other than the Guaranty)                     + $____________

         c.       TOTAL FUNDED DEBT                               $____________
                  (a + b)

                  Divided (/) by                                  /

         Borrower Consolidation EBITDA (enter
         Total Annual EBITDA from II A(e))                        $____________

         Ratio of Guarantor Funded Debt to
         Borrower Consolidation EBITDA                            :1.0

         Maximum Permitted:                                        4.00:1.00

K.       ERISA (Section 6.11): Describe on a
         separate sheet any matters requiring
         advice to Banks under Section 6.11                      ______________

L.       Margin Regulations (Section 6.12):
         ------------------
         Set forth the amount(s) of and
         describe on a separate sheet of
         paper any proceeds of a Borrowing
         used by any Borrower to purchase or
         carry any Margin Stock or to extend
         credit to others for the purpose of
         purchasing or carrying any Margin
         Stock.                                                  $_____________

M.       No Subsidiaries (Section 6.13):  On
         a separate sheet, describe any
         Subsidiaries created by any Borrower
         subsequent to the Closing Date.
         State whether or not the creation of
         such Subsidiaries has been consented
         to by the Agent Bank as required
         under Section 6.13 of the Credit                         yes/no
         Agreement.

N.       Transactions with Affiliates
         (Section 6.14): Describe on a
         separate sheet any matters requiring
         advice to Banks under Section 6.14.                      _____________


                                      III.

                            NONUSAGE FEE CALCULATION


(Section 2.07b): to be calculated with respect to each Fiscal Quarter under review following the first annual anniversary of the Closing Date:

         a.       As of the end of such Fiscal
                  Quarter, the daily average
                  during such Fiscal Quarter of
                  the Maximum Permitted Balance                  $_____________

         b.       Less daily average during such
                  Fiscal Quarter of the Funded
                  Outstandings                                 - $_____________

         c.       Amount of Nonusage                             $_____________
                  (a minus b)

         d.       Nonusage Percentage                             .50%

         e.       Gross Nonusage Fee                             $_____________
                  (c times d)

         f.       Number of days in Fiscal
                  Quarter under review                            _____________

         g.       Nonusage Fee for Fiscal
                  Quarter under review                           $_____________
                  (e / 360 x f)



                                       IV.

                           PERFORMANCE OF OBLIGATIONS

     A review of the activities of the Borrower Consolidation and Guarantor during the fiscal period covered by the attached financial statements has been made under my supervision with a view to determining whether during such fiscal period the Borrower Consolidation and Guarantor performed and observed all of their obligations under the Loan Documents. Except as described in an attached document or in an earlier Certificate, to the best of my knowledge, as of the date of this Certificate there is no Default or Event of Default has occurred or remains continuing.

                                       V.

                           NO MATERIAL ADVERSE CHANGE

     To the best of my knowledge, except as described in an attached document or in an earlier Certificate, no Material Adverse Effect has occurred since the date of the most recent Certificate delivered to the Banks.

     DATED this ____ day of _____________, 199__.


BORROWERS:

WMCK Venture Corp., a
Delaware corporation,
Century Casinos Cripple
Creek, Inc., a Colorado
corporation and WMCK
Acquisition Corp., a
Delaware corporation


By________________________

Title: Authorized Officer

Print
Name_______________________


GUARANTOR:

CENTURY CASINOS, INC.,
a Delaware corporation


By_________________________

Name_______________________

Title______________________

EXHIBIT H

                  ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT
                                     (Form)


     THIS ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT ("Assignment") is made as of the ____________ day of _____________, 199__, by and between
________________________________  (hereinafter referred to as "Assignor"), party of the first part, and ______________________________(hereinafter referred to as "Assignee"), party of the second part.

                                RECITALS:

     A. Reference is made to that certain Credit Agreement, dated as of March 31, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among WMCK Venture Corp., a Delaware corporation, Century Casinos Cripple Creek, Inc., a Colorado corporation and WMCK Acquisition Corp., a Delaware corporation (collectively the "Borrowers"), Century Casinos, Inc., a Delaware corporation ("Guarantor"), the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders") and Wells Fargo Bank, National Association, as administrative and collateral agent for the Lenders (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, collectively referred to as the "Banks").

     B. In this Assignment, all capitalized words and terms not otherwise defined herein shall have the respective meanings to be construed herein as provided in Section 1.01 of the Credit Agreement and any reference to a provision of the Credit Agreement shall be deemed to incorporate such provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

     C. As of the date of this Assignment and as of the Effective Date, as hereinafter defined, but before giving effect to the assignment contemplated hereby, Assignor is and shall be the owner and holder of a ___________ percent (____%) Syndication Interest in the Credit Facility.

     D. As of the Effective Date, as hereinafter defined, Assignor desires to assign to Assignee and Assignee desires to assume a ____________ percent (____%) Syndication Interest in the Credit Facility.

     E. This  Assignment  is made,  executed and  delivered  pursuant to Section
11.10 of the Credit Agreement and shall also constitute notice to Borrowers and Agent Bank of the assignment and delegation to Assignee of the Syndication Interest particularly described hereinbelow.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree as follows:

     1. As of the Effective Date, as hereinafter defined, Assignor does hereby transfer, convey, set over and assign unto Assignee, without recourse, warranty or representation other than as set forth in Paragraph 5 hereinbelow (the "Assigned Interest"), $________________ of the outstanding unpaid balance of the Credit Facility representing an undivided _______________ percent (_____%) Syndication Interest in the Credit Facility.

     2. From and after the Effective Date, Assignee shall and does hereby assume and agree to perform all of the promises and covenants of Assignor as to the Assigned Interest particularly described in Paragraph 1 hereinabove arising or performable from and after the Effective Date and further agrees to indemnify and hold Assignor harmless from any and all liabilities, damages, costs or expenses which Assignor may incur by reason of the failure of Assignee to fund or perform any obligation of Assignor as to the Assigned Interest assigned hereunder arising or performable from and after the Effective Date at the time and in the manner set forth in the Loan Documents, and does further agree to assume and be bound by each and every term, condition, provision and covenant contained in the Credit Agreement and each of the Loan Documents, effective as of the Effective Date, to the same extent and manner as if Assignee had originally been named in the Credit Agreement as a Lender holding the Assigned Interest therein and Assignee shall be deemed to be a Lender party to the Credit Agreement for all purposes thereof.

     3. The "Effective Date" as used herein shall mean ___________, 199__, provided that each of the following conditions precedent have been satisfied on or before the Effective Date: (a) Assignor and Assignee have executed this Assignment, (b) Borrowers and Agent Bank have joined in the execution of this Assignment for the purpose of evidencing their respective acknowledgment and consent to the assignment by Assignor of the Assigned Interest in favor of

Assignee, (c) Assignee has delivered to Assignor ____________________________ Dollars ($________________) in immediately available funds, and (d) Assignee has delivered to Agent Bank in immediately available funds the Two Thousand Five Hundred Dollar ($2,500.00) assignment fee in accordance with Section 11.10b of the Credit Agreement. Interest accrued but remaining unpaid on the portion of the outstanding principal balance under the Credit Facility which is allocable to the Assigned Interest assigned hereby and is owing to Assignor as of the Effective Date shall be prorated to the Effective Date and disbursed by Agent Bank to Assignor and Assignee, as applicable, from the next payment of accrued interest under the Note.

     4. On the Effective Date, the respective aggregate Syndication Interests in the Credit Facility shall be as set forth on the Schedule of Lenders' Proportions in Credit Facility, a copy of which is marked "Schedule 2.01(a)", affixed hereto and by this reference incorporated herein and made a part hereof, which shall restate the Schedule of Lenders' Proportions in Credit Facility attached as Schedule 2.01(a) to the Credit Agreement, and all previous amendments and restatements thereof, for the purpose of showing the Assigned Interest as a decrease in Assignor's applicable Syndication Interest and evidencing Assignee's applicable Syndication Interest in the Credit Facility.

     5. Assignor represents and warrants that:

     a. (i) it is the owner of the Assigned Interest being assigned and transferred hereunder free and clear of any liens or other charges of any kind,
(ii) it is duly organized and existing and has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and to fulfill its obligations hereunder,
(iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or hereby obtained) for its due execution, delivery and performance of this Assignment, and apart from any agreements or undertaking or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment has been duly executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     b. Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Loan Documents or any other instrument or document furnished pursuant thereto. Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers or the performance or observance by the Borrowers of any of their respective obligations under the Credit Agreement, the Loan Documents or any other instrument or document furnished in connection therewith.

     6. Assignee represents and warrants that:

     a. (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and any other documents required or permitted to be executed or delivered by it in connection with this Assignment, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; (iii) this Assignment has been fully executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is eligible under the Credit Agreement to be an assignee in accordance with the terms hereof.

     b. (i) under applicable law and treaties no tax will be required to be withheld by Borrowers or any Bank with respect to any payments to be made to the Assignee under the Credit Agreement, (ii) it agrees to furnish (if it is organized under the laws of any jurisdiction other than the

United States or any State thereof) to the Agent Bank and the Borrowers prior to the time that the Agent Bank or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed original of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (iii) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     7. The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Loan Documents, together with copies of the most recent financial statements referred to in Section 5.08 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment; (b) agrees that it will, independently and without reliance upon the Assignor, the Agent Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement; and (c) appoints and authorizes the Agent Bank to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent Bank by the terms thereof, together with such powers as are reasonably incidental thereto.

     8. Assignee hereby advises Borrowers and Agent Bank of the following administrative details with respect to the Assigned Interest:

                           Assignee:

                           a.       Address for notices:

                                    ============================
                                    ============================

                           b.       Telephone:

                                    ----------------------------

                           c.       Facsimile:

                                    ----------------------------

                           d.       Payment (wire) instructions:

                                    ============================
                                    ----------------------------

     9. Borrowers and Agent Bank join in the execution of this Assignment for the purpose of evidencing and acknowledging their respective consents to the transfer by Assignor to Assignee of the Assigned Interest and agree to recognize Assignee as a Lender under the Credit Agreement and each of the Loan Documents to the same extent as if Assignee were originally named as a Lender therein as to the Assigned Interest. Borrowers and Agent Bank further agree that as of the Effective Date and consummation of each of the items specified in Paragraph 3 hereinabove, Assignor shall be and is hereby fully released and discharged from all liabilities, responsibilities and obligations with respect to the Assigned Interest hereby assigned arising or performable on and after the Effective Date.

     10. Any interest, commissions, fees and other payments accrued to but excluding the Effective Date with respect to the Assigned Interest hereby assigned shall be for the account of Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Interest hereby assigned shall be for the account of the Assignee. Each of the Assignor and the Assignee agree that it will hold in trust for the other party any interest and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     11. This Assignment may be signed in any number of counterparts, and signatures to all counterparts thereto, when assembled together, shall constitute signatures to this entire agreement with the same effect as if all signatures were on the same document.

     12. This Assignment shall, in all respects, be governed by the laws of the State of Nevada and if any action is taken to enforce the terms hereof, such action shall be commenced and maintained within the State of Nevada.

     13. Any amendment or waiver of any provision of this Assignment shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment shall be without prejudice to any rights with respect to any other or further breach thereof.

     IN WITNESS WHEREOF, the parties hereto have executed the foregoing Assignment as of the day and year first above written.

ASSIGNOR:

____________________________


By__________________________

Title_______________________


ASSIGNEE:

____________________________


By__________________________

Title_______________________

     Borrowers and Agent Bank hereby join in the execution of this Assignment for the purpose of evidencing and acknowledging their respective consent as set forth in Paragraph 9 above.

     DATED as of the ____ day of _______________, 199__.



BORROWERS:

WMCK VENTURE CORP.,
a Delaware corporation,
CENTURY CASINOS CRIPPLE
CREEK, INC., a Colorado
corporation and WMCK
ACQUISITION CORP.,
a Delaware corporation



By_________________________

Name_______________________

Title: Authorized Officer


AGENT BANK:

WELLS FARGO BANK,
National Association


By_________________________

Name_______________________

Title______________________

EXHIBIT I
                                     PAYMENT
                             SUBORDINATION AGREEMENT


     THIS PAYMENT SUBORDINATION AGREEMENT (the "Agreement") is made and entered into this 31st day of March, 1997, by and among Century Casinos, Inc., a Delaware corporation (hereinafter referred to as "Subordinator") and delivered to Wells Fargo Bank, National Association, as administrative and collateral agent ("Agent Bank") on behalf of itself and each of the Lenders hereinafter described.

                                    RECITALS:

     WHEREAS:

     A. As of the date of this Agreement, there is outstanding and owing by WMCK Venture Corp., a Delaware corporation (the "Company") to Subordinator indebtedness in the aggregate amount of Six Million One Hundred Ninety-One Thousand Dollars ($6,191,000.00) (together with the interest thereon, the "Subordinated Debt") evidenced by that certain unsecured Promissory Note dated June 27, 1996, as amended by an Assignment, Assumption and Amendment Agreement dated March 31, 1997 (the "Subordinated Note"), copies of which are marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof.

     Now, therefore, in and for good and valuable consideration, the receipt and
sufficiency  of  which  are  hereby   acknowledged  by  the  Subordinator,   the
Subordinator hereby agrees as follows:

     1. The Company together with WMCK Acquisition Corp., a Delaware corporation and Century Casinos Cripple Creek, Inc., a Colorado corporation, as Borrowers, and Subordinator, as Guarantor, have entered into a Credit Agreement dated as of March 31, 1997 (as may be amended, modified or supplemented from time to time, the "Credit Agreement") with the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders"), and Wells Fargo Bank, National Association, as administrative and collateral agent for the Lenders (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, collectively referred to as the "Banks"), under the terms of which Lenders agree to establish and fund a reducing revolving credit facility (the "Credit

Facility") in the initial aggregate principal amount of Thirteen Million Dollars ($13,000,000.00) at any time outstanding, all subject to the terms and conditions set forth in the Credit Agreement. The Credit Facility is evidenced by a Revolving Credit Note (the "Bank Note") in the principal sum of Thirteen Million Dollars ($13,000,000.00) executed by the Company, payable to the order of Agent Bank on behalf of Lenders.

     2. The Subordinated Note may not be transferred or assigned by Subordinator without the prior written consent of Agent Bank and, unless so transferred or assigned, shall be owned by Subordinator at all times free and clear of any lien, pledge, charge, security interest or other encumbrance.

     3. So long as any monetary obligation or other obligation or commitment to advance funds under the Credit Agreement, the Bank Note or any other Loan Document, as defined in the Credit Agreement (as such obligations may be amended, modified, restated, renewed, increased or extended, including, without limitation, post petition interest whether or not allowed in any insolvency proceedings, and fees, attorneys costs and indemnities under the Loan Documents (collectively the "Bank Debt") shall remain unpaid or unfunded, in whole or in part, the Subordinator may not:

     (a) Prior to April 1, 1998, demand or receive any payment of principal whatsoever, directly or indirectly, from the Company or otherwise on the Subordinated Note at any time; or

     (b) Subsequent to April 1, 1998, receive any payment of principal or interest, directly or indirectly, on the Subordinated Note, if:

     (i) a Default or Event of Default, as defined in the Credit Agreement, shall have occurred and is continuing under any Bank Debt; or

     (ii) the making of such payment would create a Default or Event of Default, as defined in the Credit Agreement; or

     c. Pay any interest on the Subordinated Note in advance or prior to the date such interest is due; or

     d. Increase the rate of interest on the Subordinated Note without the prior written consent of Agent Bank.

     4. The subordination provisions set forth hereinabove are made for the benefit of Banks and it is understood by Company and by Subordinator that Banks will take certain actions in reliance upon such subordination provisions. It is further understood that Banks' reliance upon the referenced subordination provisions shall not constitute a waiver by Banks of their right to insist upon strict compliance with all provisions of the Credit Agreement and with all provisions of the Loan Documents as particularly defined by the Credit Agreement.

     5. (a) In the event of:

     (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property;

     (ii) any proceeding for the liquidation, dissolution or other winding-up of the Company, voluntary or involuntary, whether or not involving insolvency, reorganization or bankruptcy proceedings;

     (iii) any assignment by the Company for the benefit of creditors; or

     (iv) any other marshalling of the assets of the Company;

all Bank Debt (including any interest thereon accruing after the commencement of any such proceedings and any other sums or premium due) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made on account of any Subordinated Debt and any payment or distribution, whether in cash, securities or other property which would otherwise, but for these subordination provisions, be payable or deliverable in respect of Subordinated Debt shall be paid or delivered directly to the holders of Bank Debt until all Bank Debt (including any interest thereon accruing after the commencement of any such proceedings) shall have been indefeasibly paid in full.

     The Subordinator shall file in any bankruptcy or other proceeding in which the filing of claims is required by law, all claims which the Subordinator may have against the Company relating to any Subordinated Debt and will assign to the holders of the Bank Debt all rights of the Subordinator thereunder. If Subordinator does not file any such claim, the holder of the Bank Debt as attorney-in-fact for Subordinator is hereby authorized to do so in the name of Subordinator or, in such holder's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of such holder's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. The holder of the Bank Debt or its nominee shall have the sole right to accept or reject any plan proposed in any such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the holder of the Bank Debt the amount payable on such claim and, to the full extent necessary for that purpose, the Subordinator hereby assigns to the holder of the Bank Debt all of the Subordinator's rights to any such payments or distributions to which the Subordinator would otherwise be entitled.

     (b) If any payment or distribution of any character or any security, whether in cash, securities or other property, shall be received by the Subordinator in contravention of any of the terms hereof and before all Bank Debt shall have been indefeasibly paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holder of Bank Debt at the time outstanding for application to the payment of all Bank Debt remaining unpaid, to the extent necessary to pay all such Bank Debt in full. In the event of the failure of the Subordinator to endorse or assign any such payment, distribution or security, each holder of Bank Debt is hereby irrevocably authorized to endorse or assign the same.

     (c) The Bank Debt shall not be deemed to have been paid in full unless the holder thereof shall have indefeasibly received cash in lawful currency of the United States of America equal to the amount of Bank Debt then outstanding.

     (d) The Subordinator will take such action (including, without limitation, the execution and filing of a financing statement with respect to this Agreement and including the execution, verification, delivery and filing of proofs of claim, consents, assignments or other instructions which the holder of Bank Debt may require in order to prove and realize upon any rights or claims pertaining to Subordinated Debt and to effectuate the full benefit of the subordination contained herein) as may, in the opinion of counsel designated by the Agent Bank, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

     (e) The Subordinator understands and acknowledges by its execution hereof that the actions of the Lenders in connection with the Bank Debt are being or have been made in reliance upon the absolute subordination of the Subordinated Debt to Bank Debt as set forth herein.

     6. Subject to the terms of the Credit Agreement:

     (a) This Agreement shall continue in effect so long as any Bank Debt shall remain unpaid and no action that the holder of the Bank Debt or the Company, with or without the written consent of the holder of the Bank Debt, may take or refrain from taking with respect to any Bank Debt, any instrument representing the same, any Collateral therefor, or any agreement or agreements, including guaranties, in connection therewith, shall affect this Agreement or the obligations of the Subordinator hereunder. So long as this Agreement remains in effect, Subordinator shall deliver to Agent Bank the true, genuine and duly executed originals of all promissory notes evidencing the Subordinated Debt. Upon full and indefeasible payment of the Bank Debt and termination of the Company's right to borrow advances under the Credit Agreement, Agent Bank shall return to Subordinator all promissory notes held by it evidencing the Subordinated Debt.

     (b) All rights and interests of the Banks hereunder, and all agreements and obligations of the Subordinator and the Company under this Agreement, shall remain in full force and effect irrespective of:

     (i) any lack of validity or enforceability of the Loan Agreement, the Bank Note or any other Loan Document, or any agreement or instrument relating thereto;

     (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Bank Debt, or any other amendment, modification, revision, restatement, extension or waiver of or any consent to departure from the Credit Agreement, the Bank Note or any other Loan Document;

     (iii) any taking and holding of Collateral or other security or additional guarantees for all or any of the Bank Debt; or any amendment, alteration, exchange, substitution, restatement, transfer, enforcement, waiver, subordination, termination or release of any Collateral or such guarantees, or any non- perfection of any Collateral, or any consent to departure from any such guaranty;

     (iv) any manner of application of Collateral or proceeds thereof, to all or any of the Bank Debt, or the manner of sale of any Collateral or other security;

     (v) any consent by any of the Banks or any other Person to the change, restructure or termination of the corporate structure or existence of the Company or the Subordinator, or any Subsidiary thereof and any corresponding restructure of the Bank Debt, or any other restructure or refinancing of the Bank Debt or any portion thereof;

     (vi) any modification, compounding, compromise, settlement, release by the Banks or any of them or any other Person (or by operation of law or otherwise), collection or other liquidation of the Bank Debt or of the Collateral or other security in whole or in part, and any refusal of payment to any Bank in whole or in part, from any obligor or guarantor in connection with any of the Bank Debt, whether or not with notice to, or further assent by, or any reservation of rights against the Subordinator; or

     (vii) any other circumstance (including, but not limited to, any statute of limitations) which might otherwise constitute a defense available to, or a discharge of the Company or the Subordinator.

     Without limiting the generality of the foregoing, the Subordinator hereby consents to and agrees that the rights of each Bank hereunder, and the enforceability hereof, shall not be affected by any release of any Collateral or security from the liens and security interests created by any of the Loan Documents or any other agreement whether for purposes of sales or other dispositions of assets or for any other purpose. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Bank Debt is rescinded or must otherwise be returned by any Bank upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

     (c) The Subordinator waives the right to require the Banks to proceed against the Company or any other person liable on the Bank Debt, to proceed against or exhaust any security held from the Company or any other person, or to pursue any other remedy in the Banks' power whatsoever and the Subordinator waives the right to have the property of the Company first applied to the discharge of the Bank Debt. The Banks may, at their election, exercise any right or remedy they may have against the Company or any security held by the Banks, including, without limitation, the right to foreclosure upon any such security by one or more judicial or nonjudicial sales, without affecting or impairing in any way the obligations of the Subordinator hereunder, except to the extent the Bank Debt has been paid, and the Subordinator waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Subordinator against the Company or any such security, whether resulting from such election by the Banks or otherwise. The Subordinator waives any defense arising by reason of any disability or other defense of the Company or by reason of the cessation from any cause whatsoever (including, without limitation, any intervention or omission by the Banks) of the liability either in whole or in part, of the Company to the Banks for the Bank Debt.

     7. The Subordinator hereby agrees to be responsible for and to pay all costs and expenses, including, without limitation, attorneys' fees and costs and accountants' fees, incurred by the holder of the Bank Debt in connection with the enforcement by the holder of the Bank Debt of its rights or the protection of the holder of the Bank Debt of its interests under this Agreement, whether incurred pre-trial, at trial or on appeal.

     8. Time shall be of the essence of this Agreement.

     9. This Agreement shall be governed by and construed in accordance with the law of the State of Nevada. The parties hereto further agree that, subject to the Arbitration provisions set forth below in paragraph 10, the full and exclusive forum for the determination of any action relating to this Agreement shall be either an appropriate Court of the State of Nevada or the United States District Court or United States Bankruptcy Court for the District of Nevada.

     10. Arbitration.

     (a) Upon the request of any party, whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind (e.g., whether in contract or in tort, statutory or common law, legal or equitable) ("Dispute") now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with this Agreement, the Credit Agreement, Bank Note, Loan Documents or any related agreements, documents, or instruments (collectively the "Documents"), may, by summary proceedings (e.g., a plea in abatement or motion to stay further proceedings), bring an action in court to compel arbitration of any Dispute.

     (b) All Disputes between the parties shall be resolved by binding arbitration governed by the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction.

     (c) No provision of, nor the exercise of any rights under this arbitration clause shall limit the rights of any party, and the parties shall have the right during any Dispute, to seek, use and employ ancillary or preliminary remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting or foreclosing upon any property, real or personal, which is involved in a Dispute, or which is subject to, or described in, the Documents, including, without limitation, rights and remedies relating to: (i) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under the Documents or other security agreement or instrument, or applicable law, (ii) exercising self-help remedies (including setoff rights) or
(iii) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration nor render inapplicable the compulsory arbitration provision hereof.

     11. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BANKS, THE COMPANY AND SUBORDINATOR EACH MUTUALLY HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, THE CREDIT AGREEMENT, THE BANK NOTE OR ANY OF THE LOAN DOCUMENTS, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF BANKS, THE COMPANY AND SUBORDINATOR WITH RESPECT TO THIS AGREEMENT, THE CREDIT AGREEMENT, THE BANK NOTE OR ANY OF THE LOAN DOCUMENTS, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BANKS, THE COMPANY AND SUBORDINATOR EACH MUTUALLY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A BENCH TRIAL WITHOUT A JURY AND THAT THE DEFENDING PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPLAINING PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     12. In the event any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     13. The Company joins in the execution of this Agreement to evidence its agreement to the terms hereof and to be legally bound hereby. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement, as of the day and year first above written.

SUBORDINATOR:

CENTURY CASINOS, INC.,
a Delaware corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

COMPANY:


WMCK VENTURE CORP.,
a Delaware corporation


By /s/Norbert Teufelberger
--------------------------
Norbert Teufelberger
Director

AGENT BANK:

WELLS FARGO BANK, National Association, as administrative and collateral agent on behalf of itself and each of the Lenders


By /s/ Brad Peterson
--------------------
Brad Peterson
Vice President

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